As filed with the Securities and Exchange Commission on June 4, 2010
Securities Act Registration No. 333-165570

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1  ☒
Post-Effective Amendment No.   ☐

Horizon Technology Finance Corporation
(Exact name of Registrant as specified in its charter)

76 Batterson Park Road
Farmington, Connecticut 06032
(Address of Principal Executive Offices)

(860) 676-8654
(Registrant’s Telephone Number, Including Area Code)

Robert D. Pomeroy, Jr.
Chief Executive Officer
Horizon Technology Finance Corporation
76 Batterson Park Road
Farmington, Connecticut 06032
(Name and Address of Agent for Service)

Copies to:

Stephen C. Mahon, Esq.	Valerie Ford Jacob, Esq.
Squire, Sanders & Dempsey L.L.P.	Paul D. Tropp, Esq.
221 East Fourth Street, Suite 2900	Fried, Frank, Harris, Shriver & Jacobson LLP
Cincinnati, Ohio 45202	One New York Plaza
(513) 361-1200	New York, NY 10004
(513) 361-1201 – Facsimile	(212) 859-8000
(212) 859-4000 – Facsimile

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check the appropriate box)

☐  When declared effective pursuant to section 8(c)

If appropriate, check the following box:

☐  This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment][registration statement].

☐  This form is filed to register additional securities for an offering pursuant to Rule 462 (b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is          .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

	Proposed Maximum	Amount of
	Aggregate	Registration
Title of Securities Being Registered	Offering Price(1)	Fee
Common Stock, $0.001 par value per share	$125,000,000	$8,912.50

(1)	Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the Securities and Exchange Commission declares our registration statement effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS (Subject to Completion)
Preliminary Prospectus dated June 4, 2010
          Shares
Horizon Technology Finance Corporation
COMMON STOCK

We are a non-diversified closed-end management investment company that intends to file an election to be regulated as a business development company under the Investment Company Act of 1940. We were formed to continue and expand the business of Compass Horizon Funding Company LLC, a Delaware limited liability company, which commenced operations in March 2008 and will become our wholly owned subsidiary in connection with this offering. We are externally managed by Horizon Technology Finance Management LLC.

Our investment objective is to maximize our investment portfolio’s return by generating current income from the loans we make and capital appreciation from the warrants we receive when making such loans. We make secured loans to development-stage companies in the technology, life science, healthcare information and services, and cleantech industries.

This is our initial public offering, and there is no prior public market for our shares. We are offering           shares of common stock, and the selling stockholder, Compass Horizon Partners, LP, is offering           shares of our common stock. We will not receive any of the net proceeds from the sale of shares of our common stock by Compass Horizon Partners, LP. Following the completion of this offering, Compass Horizon Partners, LP will own approximately     % of our common stock.

We anticipate that the initial public offering price will be between $      and $      per share. We have applied to have our common stock approved for listing on The NASDAQ Global Market under the symbol “HRZN.”

This prospectus contains important information you should know before investing in our common stock and should be retained for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. Upon closing of this offering, we will maintain a website at http://www.horizontechnologyfinancecorp.com and intend to make all of the foregoing information available, free of charge, on or through our website. You may also obtain such information by contacting us at 76 Batterson Park Road, Farmington, Connecticut 06032 or by calling us at (860) 676-8654. The Securities and Exchange Commission maintains a website at http://www.sec.gov where such information is available without charge upon request. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Investing in our common stock should be considered highly speculative and involves a high degree of risk. See “Risk Factors” beginning on page 16. This is our initial public offering, and there is no prior public market for our shares. Based on an assumed initial public offering price of $      per share (the mid-point of the range set forth herein), purchasers in this offering will experience immediate dilution of approximately $      per share. Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. If our shares trade at a discount to our net asset value, the risk of loss for purchasers in this offering may increase. See “Risk Factors — Risks Related to this Offering and our Common Stock — Investors in this offering will incur immediate dilution upon the closing of this offering” on page 34 and “Dilution” on page 48.

PRICE $           A SHARE

		Sales Load	Proceeds, Before Expenses, to
	Price to	(Underwriting Discount	Horizon Technology	Proceeds to Selling
	Public	and Commissions)	Finance Corporation(1)	Stockholder(2)

Per Share	$	$	$	$
Total	$	$	$	$

(1)	We estimate that we will incur expenses of approximately $1.5 million in connection with this offering. Stockholders will indirectly bear such expenses as investors in Horizon Technology Finance Corporation.

(2)	We will pay all offering expenses incident to the offer and sale of shares of our common stock in this offering by the selling stockholder (excluding underwriting discounts and commissions). We estimate that we will incur approximately $ of such expenses.

The underwriters may also purchase up to an additional           shares of common stock from us at the public offering price, less the sales load, within 30 days of the date of this prospectus to cover any over-allotments. If the underwriters exercise this option in full, the total price to the public, sales load and proceeds will be $          , $          , and $          , respectively.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the shares of common stock to purchasers on or about          , 2010.

MORGAN STANLEY	UBS INVESTMENT BANK
          , 2010

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. We will update this prospectus to reflect material changes to the information contained herein. Additionally, there is no minimum offering requirement and, as a result, there is a risk that we could be undercapitalized after the completion of this offering.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read the entire prospectus carefully, including “Risk Factors.” Horizon Technology Finance Corporation, a Delaware corporation, was formed on March 16, 2010. The shares of common stock being offered to investors in this offering are shares of Horizon Technology Finance Corporation. Compass Horizon Funding Company LLC, a Delaware limited liability company, which we refer to as “Compass Horizon,” currently owns all of our portfolio investments and will become our wholly owned subsidiary in connection with this offering. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “Company” refer to Compass Horizon and its consolidated subsidiary prior to the Share Exchange and to Horizon Technology Finance Corporation and its consolidated subsidiaries after the Share Exchange. See “The Exchange Transaction” in this prospectus for a more detailed discussion of the Share Exchange. In addition, we refer to Horizon Technology Finance Management LLC, a Delaware limited liability company, as “HTFM,” our “Advisor” or our “Administrator.”

From the date of its organization through the date of this prospectus, all of the outstanding limited liability company interests in Compass Horizon have been owned by its members, Compass Horizon Partners, LP, an exempted limited partnership registered in Bermuda which we refer to as “CHP,” and HTF-CHF Holdings LLC, a Delaware limited liability company which we refer to as “HTF-CHF.” Collectively, we refer to CHP and HTF-CHF as the “Compass Horizon Owners.” CHP is the selling stockholder in this offering.

Our Company

We are an externally-managed, non-diversified closed-end management investment company that intends to file an election to be regulated as a business development company under the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act. In addition, we intend to elect to be treated, and intend to qualify, as a regulated investment company, frequently referred to as a RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” commencing with our taxable year ending on December 31, 2010. We were formed to continue and expand the business of Compass Horizon which was formed in January 2008 and commenced operations in March 2008 and will become our wholly owned subsidiary in connection with this offering. Our Advisor manages our day-to-day operations and also provides all administrative services necessary for us to operate. We invest in development-stage companies in the technology, life science, healthcare information and services, and cleantech industries, which we refer to as our “Target Industries.” Our investment objective is to generate current income from the loans we make and capital appreciation from the warrants we receive when making such loans. We make secured loans, which we refer to as “Technology Loans,” to development-stage companies backed by established venture capital and private equity firms in our Target Industries, which we refer to as “Technology Lending.” To a limited extent, we also selectively lend to publicly traded companies in our Target Industries. See “Business — General” on page 62 for more information about us.

Our existing loan portfolio will continue to generate revenue for us. We believe our existing investment portfolio has performed well since its inception notwithstanding the economic downturn starting in 2008 and continuing through 2009, and we have no realized losses (charge-offs) in our loan portfolio since we commenced operations in March 2008. Our existing portfolio of investments and loan commitments provide the following benefits:

•	Interest income from the portfolio will provide immediate income and cash flow allowing for potential near term dividends to our stockholders;

•	Capital gains from warrants to purchase either common stock or preferred stock received from our existing investments are expected to be realized sooner than if we were beginning our initial investment operations without an existing portfolio of earning assets; and

•	Warrants to purchase either common stock or preferred stock issued to us through the economic downturn have exercise prices at relatively lower valuations due to the depressed equity and debt markets in 2008 and 2009.

Since our inception and through March 31, 2010, we have funded 43 portfolio companies and have invested $173.3 million in loans (including ten loans that have been repaid). See our “Investment Summary” below. As of March 31, 2010, our total investment portfolio consisted of 33 loans which totaled $116.3 million and our members’ capital was $62.2 million. As of March 31, 2010, our debt portfolio consisted of 30 secured term loans in the aggregate amount of $110.7 million, two secured revolving loans in the aggregate amount of $2.3 million and one secured equipment loan in the aggregate amount of $3.2 million. All of our existing loans are secured by all or a portion of the tangible and intangible assets of the applicable portfolio company. The loans in our loan portfolio will generally not be rated by any rating agency. For the three months ended March 31, 2010, our loan portfolio had a dollar-weighted average annualized yield of approximately 13.6% (excluding any yield from warrants). As of March 31, 2010, our loan portfolio had a dollar-weighted average term of approximately 41 months from inception and a dollar-weighted average remaining term of approximately 28 months. In addition, we held warrants to purchase either common stock or preferred stock in 38 portfolio companies.

As of March 31, 2010, our loans had an original committed principal amount of between $1 million and $10 million, repayment terms of between 30 and 48 months, and bore current pay interest at annual interest rates of between 10% and 14%.

Pipeline

As of March 31, 2010, we had unfunded loan commitments to four companies, representing $16.7 million. While our portfolio companies have discretion whether to draw down such commitments, in some cases, the right of a company to draw down its commitment is subject to the portfolio company achieving specific milestones (e.g. an additional capital issuance or the completion of a clinical trial).

As of          , 2010, our Advisor had executed non-binding term sheets with prospective portfolio companies, representing $          . These proposed investments are subject to the completion of due diligence and our Advisor’s approval process, as well as negotiation of definitive documentation with the prospective portfolio companies and, as a result, may not result in completed investments. In addition, as of          , 2010, our Advisor had issued non-binding term sheets to           companies representing $      in potential loans. There is no guarantee that we will enter into any of these transactions.

Our Advisor and Its Personnel

Our investment activities are managed by HTFM, and we expect to continue to benefit from our Advisor’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage our diversified portfolio of investments. In addition to the years that they have worked together both at our Advisor and prior to the formation by our Advisor of the Company, the members of our investment team have broad lending backgrounds, with substantial experience at a variety of commercial finance companies and private debt funds, and have developed a broad network of contacts within the venture capital and private equity community. This network of contacts provides a principal source of investment opportunities.

Our Advisor is led by five senior managers, including its two co-founders, Robert D. Pomeroy, Jr., our Chief Executive Officer, and Gerald A. Michaud, our President, each of whom has more than 23 years of experience in Technology Lending. Christopher M. Mathieu, our SVP and Chief Financial Officer, has more than 16 years of Technology Lending experience, and each of John C. Bombara, our SVP and General Counsel, and Daniel S. Devorsetz, our SVP and Chief Credit Officer, has more than nine years experience in Technology Lending. Our Advisor has an additional eight experienced professionals with marketing, legal, accounting, and portfolio management experience in Technology Lending. Our Advisor’s predecessor, Horizon Technology Finance, LLC, which we refer to as “HTF,” was formed in May 2003 by Messrs. Pomeroy and Michaud and began originating loans and investments in April 2004. All of the senior managers of our Advisor were employed by HTF prior to the formation of our Advisor. Our Advisor assumed all of the management operations of HTF. When we refer to our Advisor’s historical performance we include the performance of HTF.

Prior to the formation of HTF, members of senior management of our Advisor grew a Technology Lending business for GATX Ventures, Inc., a unit of GATX Corporation, founded and led Transamerica Technology Finance, a division of Transamerica Corporation, and were instrumental in the growth of Financing for Science

International, Inc., a healthcare equipment leasing and Technology Lending company. We believe the personnel of our Advisor have achieved strong returns at each of these institutions throughout multiple business cycles.

Our Strategy

Our investment objective is to maximize our investment portfolio’s total return by generating current income from the loans we make and capital appreciation from the warrants we receive when making such loans. We believe our Advisor has demonstrated that its expertise in debt product development, transaction sourcing, its knowledge of our Target Industries, and its disciplined underwriting process create value for our investors. We believe that this expertise results in returns that exceed those typically available from more traditional commercial finance products (such as equipment leasing or middle market lending) while mitigating the risks typically associated with investments in development-stage technology companies.

To further implement our business strategy, our Advisor will continue to employ the following core strategies:

•	Structured Investments in the Venture Capital and Private Equity Markets. We make loans to development-stage companies within our Target Industries typically in the form of secured amortizing loans. The secured amortizing debt structure provides a lower risk strategy, as compared to equity investments, to participate in the emerging technology markets, because the debt structures we typically utilize provide collateral against the downside risk of loss, provide return of capital in a much shorter timeframe through current pay interest and amortization of loan principal and have a senior position in the capital structure to equity in the case of insolvency, wind down or bankruptcy. Unlike venture capital and private equity-backed investments, our investment returns and return of our capital do not require equity investment exits such as mergers and acquisitions or initial public offerings. Instead, we receive returns on our loans primarily through regularly scheduled payments of principal and interest and, if necessary, liquidation of the collateral supporting the loan. Only the potential gains from warrants are dependent upon exits.

•	“Enterprise Value” Lending. We take an enterprise value approach to the loan structuring and underwriting process. We secure a senior or subordinated lien position against the enterprise value of a portfolio company and generally our exposure is less than 25% of the enterprise value.

•	Creative Products with Attractive Risk-Adjusted Pricing. Each of our existing and prospective portfolio companies has its own unique funding needs for the capital provided from the proceeds of our Technology Loans. These funding needs include, but are not limited to, funds for additional development runways, funds to hire or retain sales staff, or funds to invest in research and development in order to reach important technical milestones in advance of raising additional equity. Our loans include current pay interest, commitment fees, pre-payment fees and non-utilization fees. We believe we have developed pricing tools, structuring techniques and valuation metrics that satisfy our portfolio companies’ requirements while mitigating risk and maximizing returns on our investments.

•	Opportunity for Enhanced Returns. To enhance our loan portfolio returns, in addition to interest and fees, we obtain warrants to purchase the equity of our portfolio companies, as additional consideration for making loans. The warrants we obtain generally include a “cashless exercise” provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies has allowed us to participate in the equity appreciation of our portfolio companies which we expect will enable us to generate higher returns for our investors.

•	Direct Origination. We originate transactions directly with technology, life science, healthcare information and services, and cleantech companies. Since it commenced operations in 2004, our Advisor has directly originated more than 110 transactions resulting in over $650 million of Technology Loans. These transactions were referred to our Advisor from a number of sources, including referrals from, or direct solicitation of, venture capital and private equity firms, portfolio company management teams, legal firms, accounting firms, investment banks and other lenders that represent companies within our Target Industries. Our Advisor has been the sole or lead originator in substantially all transactions in which the funds it managed have invested.

•	Disciplined and Balanced Underwriting and Portfolio Management. We use a disciplined underwriting process that includes obtaining information validation from multiple sources, extensive knowledge of our

Target Industries, comparable industry valuation metrics, and sophisticated financial analysis related to development-stage companies. Our Advisor’s due diligence on investment prospects includes obtaining and evaluating information on the prospective portfolio company’s technology, market opportunity, management team, fund raising history, investor support, valuation considerations, financial condition and projections. We seek to balance our investment portfolio to reduce the risk of down market cycles associated with any particular industry or sector, development-stage or geographic area. Our Advisor employs a “hands on” approach to portfolio management requiring private portfolio companies to provide monthly financial information and to participate in regular updates on performance and future plans.

•	Use of Leverage; SBA Debenture Program. We believe our existing credit facility provides us with a substantial amount of capital for deployment into new investment opportunities. Since its inception, Compass Horizon has employed leverage to increase its return on equity through a revolving credit facility provided by WestLB AG, which we refer to as the “Credit Facility.” The Credit Facility, pursuant to which we expect to be able to borrow up to $125 million upon completion of this offering, matures on March 4, 2015. The Credit Facility will begin to amortize on March 4, 2011. In addition, on July 14, 2009, our Advisor received a letter, which we refer to as the “Move Forward Letter,” from the Investment Division of the Small Business Administration, which we refer to as the “SBA,” that invited our Advisor to continue moving forward with the licensing of a small business investment company, or “SBIC.” To the extent that our Advisor receives an SBIC license, we expect to form an SBIC subsidiary which will issue SBA-guaranteed debentures at long-term fixed rates. Under the regulations applicable to SBICs, an SBIC generally may have outstanding debentures guaranteed by the SBA in an aggregate amount of up to twice its regulatory capital. In connection with the filing of the SBA license application, we will be applying for exemptive relief from the Securities and Exchange Commission, which we refer to as the “SEC,” to permit us to exclude the debt of the SBIC subsidiary guaranteed by the SBA from the consolidated asset coverage ratio, and, if obtained, will enable us to fund more investments with debt capital. However, there can be no assurance that we will be granted an SBIC license or that if granted it will be granted in a timely manner or that we will receive the exemptive relief from the SEC.

See “Business — Our Strategy” on page 62 for more information about our strategy.

Market Opportunity

Our Target Industries.  We intend to focus our investments primarily in four key industries of the emerging technology market: technology, life science, healthcare information and services, and cleantech. The technology industry sectors we intend to focus on include communications, networking, wireless communications, data storage, software, cloud computing, semiconductor, internet and media, and consumer-related technologies. Life science sectors we intend to focus on include biotechnology, drug delivery, bioinformatics, and medical devices. Healthcare information and services sectors we intend to focus on include diagnostics, medical record services and software, and other healthcare related services and technologies that improve efficiency and quality of administered healthcare. Cleantech sectors we intend to focus on include alternative energy, water purification, energy efficiency, green building materials, and waste recycling.

Technology Lending.  We believe that Technology Lending has the potential to achieve enhanced returns that are attractive notwithstanding the increased level of risk associated with lending to development-stage companies. Potential benefits include:

•	interest rates that typically exceed rates that would be available to portfolio companies if they could borrow in traditional commercial financing transactions;

•	the loan support provided by cash proceeds from equity capital invested by venture capital and private equity firms;

•	relatively rapid amortization of loans;

•	senior ranking to equity and collateralization of loans to minimize potential loss of capital; and

•	potential equity appreciation through warrants.

We believe that Technology Lending also provides an attractive financing source for portfolio companies, their management teams and their equity capital investors, as it:

•	is typically less dilutive to the equity holders than additional equity financing;

•	extends the time period during which a portfolio company can operate before seeking additional equity capital or pursuing a sale transaction or other liquidity event; and

•	allows portfolio companies to better match cash sources with uses.

Market Size.  Our Advisor estimates, based upon our 16 years of experience making Technology Loans to companies in our Target Industries, that during such period the ratio of the aggregate principal amount of debt investments made to the aggregate capital invested by venture capital investors has been approximately 10% to 20%. According to Dow Jones VentureSource, $21.4 billion of venture capital equity was invested in companies in our Target Industries during 2009. Accordingly, based on our Advisor’s past experience, we would estimate that the size of the Technology Loan market for 2009 was in the range of approximately $2.1 billion to $4.2 billion. We believe that the market for Technology Loans should grow over the next several years based upon several factors. We believe the level of venture capital investment for 2009 is at a cyclical low, as shown by the $32.2 billion and $31.0 billion of venture capital investment for 2007 and 2008, respectively, as reported by Dow Jones VentureSource. We believe that the comparable period of 2009 in the venture capital investment cycle is 2003, because 2003 represented the last period of decline in the amount of venture capital investment following the burst of the technology bubble in 2000. Venture capital investment steadily increased from $22.9 billion in 2004 to $32.2 billion in 2007 as, reported by Dow Jones VentureSource, representing a compounded annual growth rate of 8.9% for that period. Our belief that 2009 was a low point in the venture capital investment cycle is further supported by the fact that the amount of venture capital investment in the last three quarters of 2009 increased from a 13 year low of $4.2 billion in the first quarter of 2009 to $5.6 billion in the second quarter of 2009, $5.4 billion in the third quarter of 2009, and $6.2 billion in the fourth quarter of 2009. The potential for future growth in the market for Technology Loans is also supported by the fact that, according to Dow Jones VentureSource, there was $17 billion of liquidity events related to M&A and IPO activity for companies in our Target Industries in 2009, of which $7.3 billion was generated in the fourth quarter, representing 44% of the total activity for the year. This not only returns capital to investors which can be reinvested in venture capital investments, but also makes venture capital a more attractive investment class to investors, thus attracting additional capital. In addition, nearer term exits for venture capital investors, reinforces Technology Loans as a cheaper financing alternative than venture capital for companies in our Target Industries and their investors, thus driving up demand for Technology Loans.

Portfolio Company Valuations.  According to Dow Jones VentureSource, from 2007 through 2009 valuations of existing companies in our Target Industries significantly decreased, as they did for most asset classes. We believe this decrease was due to general macroeconomic conditions, including lower demand for products and services, lack of availability of capital and investors’ decreased risk tolerance. We believe the decrease in valuations in our Target Industries caused by macroeconomic factors may present a cyclical opportunity to participate in warrant gains in excess of those which are typically experienced by Technology Lenders. Our future portfolio companies may not only increase in value due to their successful technology development and/or revenue growth, but as macroeconomic conditions improve, valuations may also increase due to the general increase in demand for goods and services, the greater availability of capital and an increase in investor risk tolerance. An example of the positive and negative macroeconomic impact on valuations last occurred in the years between 2001 and 2005. Following the macroeconomic impact of the technology downturn of 2001 and the events of “9/11”, according to Dow Jones VentureSource, median valuations for venture capital backed technology-related financing fell from $25 million at December 2000 to $10 million at January 2003, but by December 2005, median valuations for venture capital backed technology related financings had risen to $15 million.

See “Business — Market Opportunity” on page 65 for more information about our market opportunity.

Competitive Strengths

We believe that we, together with our Advisor, possess significant competitive strengths, including:

Consistently execute commitments and close transactions.  Our Advisor and its senior management and investment professionals have an extensive track record of originating, underwriting and closing Technology Loans.

Our Advisor has directly originated, underwritten, and managed more than 110 Technology Loans with an aggregate original principal amount of $650 million since it commenced operations in 2004 to the present. In our experience, prospective portfolio companies prefer lenders that have demonstrated their ability to deliver on their commitments. Our Advisor’s ability to deliver on its commitments has resulted in satisfied portfolio companies, management teams and venture capital and private equity investors and created an extensive base of transaction sources and references for our Advisor.

Robust direct origination capabilities.  Our Advisor’s managing directors each have significant experience originating Technology Loans in our Target Industries. This experience has given each managing director a deep knowledge of our Target Industries and, assisted by their long standing working relationships with our Advisor’s senior management and our Advisor’s brand name recognition in our market, has resulted in a steady flow of high quality investment opportunities that are consistent with the strategic vision and expectations of our Advisor’s senior management. The combination of the managing directors’ experience and their close working relationship with our Advisor’s senior management, together with the extensive base of transaction sources and references generated by our Advisor’s active participation in the Technology Lending market, has created an efficient marketing and sales organization.

Access to capital.  Since it commenced operations in 2004, our Advisor has always had access to capital which allowed it to consistently offer Technology Loans to companies in our Target Industries, including offering loans through Compass Horizon during the difficult economic markets of 2008 and 2009. Our Advisor’s demonstrated access to capital, including through the Credit Facility, has created awareness among companies in our Target Industries of our Advisor’s consistent ability to make Technology Loans without interruption in all market conditions, thus making our Advisor a trusted source for Technology Loans to companies, their management teams and their venture capital and private equity investors.

Highly experienced and cohesive management team.  Our Advisor has had the same senior management team of experienced professionals since its inception, thereby creating awareness among companies in our Target Industries, their management and their investors that prospective portfolio companies of Horizon will receive consistent and predictable service, in terms of available loan products and economic terms, underwriting requirements, loan closing process and portfolio management. This consistency allows companies, their management teams and their investors to predict likely outcomes when expending resources in seeking and obtaining Technology Loans from us. Companies may not have the same level of predictability when dealing with other lenders in the Technology Lending market.

Relationships with venture capital and private equity investors.  Our Advisor’s senior management team and managing directors have developed a comprehensive knowledge of the venture capital and private equity firms and their partners that participate in our Target Industries. Because of our Advisor’s senior management and managing directors’ demonstrated history of delivering loan commitments and value to many of these firms’ portfolio companies, our Advisor has developed strong relationships with many of these firms and their partners. The strength and breadth of our Advisor’s venture capital and private equity relationships would take considerable time and expense to develop. We will rely on these relationships to implement our business plan.

Well-known brand name.  Our Advisor has originated over $650 million in Technology Loans to more than 110 companies in our Target Industries under the “Horizon Technology Finance” brand. Each of these companies is backed by one or more venture capital or private equity firms, thus creating a network of Target Industry companies and equity sponsors who know of, and have worked with, “Horizon Technology Finance.” In addition, our Advisor has attended, participated in, or moderated venture lending or alternative financing panel sessions at venture capital, technology, life sciences and other industry related events over the past six years. This pro-active participation in the lending market for our Target Industries has created strong and positive brand name recognition for our Advisor. We believe that the “Horizon Technology Finance” brand is a competent, knowledgeable and active participant in the Technology Lending marketplace and will continue to result in a significant number of referrals and prospective investment opportunities in our Target Industries.

Investment Summary

The following table summarizes our total original funded investments since inception, including ten loans that have been fully repaid. See “Business — General” on page 62 for a description of the general terms of our loans and other investments.

Portfolio Company	Target Industry — Sector	Investment

Advanced Biohealing, Inc.	Life Science — Biotechnology	$5,000,000
Ambit Biosciences Corporation	Life Science — Biotechnology	$8,000,000
Anesiva, Inc.	Life Science — Biotechnology	$3,333,333
Arcot Systems, Inc.	Technology — Software	$1,250,000
Authoria, Inc.	Technology — Software	$1,575,000
BioScale, Inc.	Healthcare Information and Services — Diagnostics	$4,000,000
Brix Networks, Inc.	Technology — Communications	$3,150,000
Calypso Medical Technologies, Inc.	Life Science — Medical Device	$4,800,001
Clarabridge, Inc.	Technology — Software	$2,250,000
Concentric Medical, Inc.	Life Science — Medical Device	$3,333,333
Configuresoft, Inc.	Technology — Software	$1,750,000
Courion Corporation	Technology — Software	$2,500,000
DriveCam, Inc.	Technology — Software	$4,200,000
Enphase Energy, Inc.	Cleantech — Energy efficiency	$7,000,000
EnteroMedics, Inc.	Life Science — Medical Device	$5,000,000
Everyday Health, Inc. f/k/a Waterfront Media, Inc.	Technology — Consumer related technologies	$5,000,000
F&S Health Care Services, Inc.	Healthcare Information and Services — Diagnostics	$7,500,000
Genesis Networks, Inc.	Technology — Networking	$4,000,000
Grab Networks, Inc.	Technology — Networking	$4,000,000
Hatteras Networks, Inc.	Technology — Communications	$3,500,000
Impinj, Inc.	Technology — Semiconductor	$1,000,000
IntelePeer, Inc.	Technology — Networking	$4,000,000
iSkoot, INC	Technology — Software	$4,000,000
Mall Networks	Technology — Internet and media	$2,500,000
Motion Computing, Inc.	Technology — Networking	$5,000,000
Netuitive, Inc.	Technology — Software	$1,000,000
NewRiver, Inc.	Technology — Software	$4,000,000
Novalar Pharmaceuticals, Inc.	Life Science — Biotechnology	$5,000,000
Pharmasset, Inc.	Life Science — Biotechnology	$10,000,000
PixelOptics, Inc.	Life Science — Medical Device	$5,000,000
Plateau Systems, Ltd.	Technology — Software	$2,500,000
Precision Therapeutics, Inc.	Healthcare Information and Services — Diagnostics	$5,000,000
Revance Therapeutics, Inc.	Life Science — Biotechnology	$4,000,000
SnagAJob.com, Inc.	Technology — Consumer-related technologies	$3,500,000
Softrax Corporation	Technology — Software	$2,000,000
StarCite, Inc.	Technology — Consumer-related technologies	$4,000,000
Tagged, Inc.	Technology — Consumer-related technologies	$3,000,000
Tengion, Inc.	Life Science — Medical Device	$5,772,622
Transave, Inc.	Life Science — Biotechnology	$5,199,180
Vette Corp.	Technology — Datacenter storage	$5,000,000
ViOptix, Inc.	Life Science — Medical Device	$2,000,000
XIOTech Corporation	Technology — Data Storage	$5,000,000
Xoft, Inc.	Life Science — Medical Device	$3,701,000

Total investment		$173,315,269

Distribution and Share Exchange

We were formed in March 2010 to continue and expand the business of Compass Horizon. Compass Horizon is the entity that currently owns all of the portfolio investments that we will own upon the closing of this offering. Prior to the completion of this offering, Compass Horizon intends to make a cash distribution to CHP of approximately $16.0 million from net income and as a return of capital, which we refer to as the “Pre-IPO Distribution.” After the Pre-IPO Distribution and immediately prior to the completion of this offering, the Compass Horizon Owners will exchange their membership interests in Compass Horizon for        shares of our common stock based upon a net asset value of $      as of          , 2010, which we refer to as the “Share Exchange.” Upon completion of the Share Exchange and this offering, Compass Horizon will become our wholly owned subsidiary, and we will effectively own all of Compass Horizon’s assets, including all of its investments. See “The Exchange Transaction” on page 38 for more information about the Pre-IPO Distribution and the Share Exchange.

Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in us involves other risks, including the following:

•	We have a limited operating history and may not be able to achieve our investment objective or generate sufficient revenue to make or sustain distributions to our stockholders and your investment in us could decline substantially;

•	We may not replicate the historical results achieved by other entities managed or sponsored by members of our Advisor or its affiliates;

•	Neither we nor our Advisor has any experience operating under the constraints imposed on a business development company or managing an investment company, which may affect our ability to manage our business and impair your ability to assess our prospects;

•	We are dependent upon key personnel of our Advisor and our Advisor’s ability to hire and retain qualified personnel;

•	If we are unable to satisfy the requirements under the Code for qualification as a RIC, we will be subject to corporate-level federal income tax;

•	We have not yet identified many of the potential investment opportunities for our portfolio that we will invest in with the proceeds of this offering;

•	If our investments do not meet our performance expectations, you may not receive distributions;

•	Most of our portfolio companies will need additional capital, which may not be readily available;

•	Economic recessions or downturns could adversely affect our business and that of our portfolio companies which may have an adverse effect on our business, results of operations and financial condition;

•	Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering;

•	Subsequent sales in the public market of substantial amounts of our common stock issued to insiders or others may have an adverse effect on the market price of our common stock;

•	Our common stock price may be volatile and may decrease substantially;

•	We may allocate the net proceeds from this offering in ways with which you may not agree; and

•	Investors in this offering will incur immediate dilution upon the closing of this offering.

See “Risk Factors” beginning on page 16 and the other information included in this prospectus, for a more detailed discussion of the material risks you should carefully consider before deciding to invest in our common stock.

Company Information

Our administrative and executive offices are located at 76 Batterson Park Road, Farmington, Connecticut 06032, and our telephone number is (860) 676-8654. We expect to establish a website at http://www.horizontechnologyfinancecorp.com upon completion of this offering. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

THE OFFERING

Common stock offered:

By us	shares

By the selling stockholder	shares

Total	shares

Over-allotment option	shares

Common stock to be outstanding immediately after this offering	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Proposed NASDAQ Global Market symbol	“HRZN”

Use of proceeds	We estimate that we will receive net proceeds from our sale of shares of common stock in this offering of approximately $ (approximately $ if the underwriters exercise their over-allotment option to purchase additional shares in full), assuming an initial public offering price of $ per share (based on the mid-point of the range set forth on the cover of this prospectus), after deducting underwriting discounts and commissions and estimated offering expenses payable by us. We plan to use the net proceeds of this offering for new investments in portfolio companies in accordance with our investment objective and strategies as described in this prospectus, for general working capital purposes, and for temporary repayment of debt under our credit facility (which amounts are subject to reborrowing). We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We may also use a portion of the net proceeds to capitalize an SBIC subsidiary to the extent our Advisor’s application to license such entity as an SBIC is approved. Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less from the date of investment. See “Use of Proceeds.” We will not receive any of the proceeds from the shares sold by the selling stockholder.

Investment Management Agreement	We have entered into an investment management agreement with our Advisor, under which our Advisor, subject to the overall supervision of our board of directors, manages our day-to-day operations and provides investment advisory services to us. For providing these services, our Advisor receives a base management fee from us, paid monthly in arrears, at an annual rate of 2.00% of our gross assets, including any assets acquired with the proceeds of leverage. The investment management agreement also provides that our Advisor or its affiliates may be entitled to an incentive fee under certain circumstances. The incentive fee has two parts, which are independent of each other, with the result that one part may be payable even if the other is not. Under the first part we will pay our Advisor each quarter 20.00% of the amount by which our accrued net income for the quarter after expenses and excluding the effect of any realized capital gains and losses and any unrealized appreciation and depreciation for the quarter exceeds 1.75% (which is 7.00% annualized) of our average net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” feature. Under the second part of the incentive fee, we will pay our Advisor at the end of each calendar year 20.00% of our realized capital gains from inception through the end of that year, computed net of all realized capital losses and all unrealized depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is not subject to any minimum return to stockholders. The investment management agreement also provides that we will bear the costs payable to the Advisor under the separate administration agreement. The investment management agreement may be terminated by either party without penalty by delivering written notice to the other party upon not more than 60 days’ written notice. See “Investment Management and Administration Agreements — Investment Management Agreement.”

Distributions	In connection with certain RIC requirements described below in “— Taxation,” we intend to distribute quarterly dividends to stockholders beginning with our first full quarter after the completion of this offering. Our quarterly distributions, if any, will be determined by our board of directors.

Taxation	We intend to elect to be treated, and intend to qualify, as a RIC under Subchapter M of the Code commencing with our taxable year ending on December 31, 2010. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Borrowings	As of March 31, 2010, we had $75.2 million of indebtedness outstanding under the Credit Facility. We will borrow additional money or issue debt securities within the levels permitted by the 1940 Act when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition in an effort to increase returns to our common stockholders. Borrowing involves significant risks. See “Risk Factors.”

Trading at a Discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. Our net asset value immediately following this offering will reflect reductions resulting from the sales load and the amount of the organization and offering expenses paid by us. This risk may have a greater effect on investors expecting to sell their shares soon after completion of the public offering, and our shares may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our shares will trade above, at or below net asset value.

Dividend Reinvestment Plan	We are adopting a dividend reinvestment plan for our stockholders. This will be an “opt out” dividend reinvestment plan. As a result, if we declare cash distributions, each stockholder’s cash distributions will be automatically reinvested in additional shares of our common stock unless they specifically “opt out” of our dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal income tax consequences as if they received their distributions in cash. See “Dividend Reinvestment Plan.”

Anti-Takeover Provisions	Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Capital Stock.”

In addition, our board of directors will be divided into three classes with the term of one class expiring at each annual meeting of stockholders. This structure is intended to provide us with a greater likelihood of continuity of management. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures we have adopted. See “Description of Capital Stock.”

Administration Agreement	Under a separate administration agreement, our Advisor will also serve as our administrator. We will reimburse our Advisor for the allocable portion of overhead and other expenses incurred by our Advisor in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse our Advisor for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs. See “Investment Management and Administration Agreement — Administration Agreement.”

Dilution	Based on an assumed initial public offering price of $ per share (the mid-point of the range set forth on the cover of this prospectus), purchasers in this offering will experience immediate dilution of approximately $ per share. See “Risk Factors — Risks Related to this Offering and our Common Stock — Investors in this offering will incur immediate dilution upon the closing of this offering” on page 34 and “Dilution” on page 48.

Available Information	We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the Securities Act, which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be obligated to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov.

Upon closing of this offering, we will maintain a website at http://www.horizontechnologyfinancecorp.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us at 76 Batterson Park Road, Farmington, Connecticut 06032, or by calling us at (860) 676-8654. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

See “Where You Can Find More Information.”

Unless the context otherwise requires, the number of shares of our common stock to be outstanding immediately following the completion of this offering is based on the number of shares outstanding as of March 31, 2010 and assumes the sale of           shares of our common stock by the selling stockholder and the issuance of           shares of our common stock in this offering at the mid-point of the range set forth on the cover of this prospectus. Unless otherwise noted, all information in this prospectus assumes no exercise by the underwriters of their right to purchase up to          shares of common stock to cover over-allotments.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	7.00	%(1)
Offering Expenses (as a percentage of offering price)	1.20	%(2)
Dividend Reinvestment Plan Fees	None	(3)

Total Stockholder Transaction Expenses (as a percentage of offering price)	8.20%

Annual Expenses (as a Percentage of Net Assets Attributable to Common Stock)
Management Fee	3.12	%(4)
Incentive Fees Payable Under the Investment Management Agreement	0.00	%(5)
Interest Payments on Borrowed Funds	2.90	%(6)
Other Expenses (estimated for the current fiscal year)	1.42	%(7)

Total Annual Expenses (estimated)	7.44	%(4)(8)

(1)	The underwriting discounts and commissions with respect to shares sold in this offering, which are one-time fees to the underwriters in connection with this offering, is the only sales load being paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $1.5 million.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.” See “Dividend Reinvestment Plan.”

(4)	Our base management fee under the investment management agreement is based on our gross assets, which includes assets acquired using leverage, and is payable monthly in arrears. The management fee referenced in the table above is based on $214.7 million of gross assets, $138.3 million of net assets, which reflects our gross assets and net assets on a pro forma basis after giving effect to this offering and $75.2 million of expected outstanding indebtedness immediately upon the closing of this offering. See “Investment Management and Administration Agreements — Investment Management Agreement.”

(5)	We may have capital gains and interest income that could result in the payment of an incentive fee to our Advisor in the first year after completion of this offering. However, the incentive fee payable to our Advisor is based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed an incentive fee of 0% in this chart. Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be used within nine months, depending on the availability of appropriate investment opportunities, consistent with our investment objective and market conditions. We expect that during this period we will not have any capital gains and that the amount of our interest income will not exceed the quarterly minimum hurdle rate discussed below. As a result, we do not anticipate paying any incentive fees in the first year after the completion of this offering.

The incentive fee consists of two parts:

The first part, which is payable quarterly in arrears, will equal 20.00% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” over a 1.75% quarterly (7.00% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our Advisor receives no incentive fee until our net investment income equals the hurdle rate of 1.75% but then receives, as a “catch-up,” 100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter, our Advisor will receive 20.00% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash.

The second part of the incentive fee will equal 20.00% of our “Incentive Fee Capital Gains,” if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the year ending December 31, 2010. For a more detailed discussion of the calculation of this fee, see “Investment Management and Administration Agreements — Investment Management Agreement.”

(6)	We will borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with our borrowings are indirectly borne by our investors. As of March 31, 2010, we had $75.2 million outstanding under our Credit Facility. For purposes of this section, we have computed interest expense using the balance outstanding at, and the LIBOR rate on, March 31, 2010 and the interest rate on our Credit Facility of LIBOR plus 2.50%. The LIBOR rate on March 31, 2010 was 0.25%. We have also included the estimated amortization of fees incurred in establishing our Credit Facility and estimated settlements under existing interest rate swap agreements. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(7)	Includes our assumed overhead expenses, including payments under the administration agreement, based on our projected assumed allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement during the first full year of operations. See “Investment Management and Administration Agreements — Administration Agreement.”

(8)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. The reason for presenting expenses as a percentage of net assets attributable to common stockholders is that our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$150	$281	$405	$685

While the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under our investment management agreement is unlikely to be significant assuming a 5% annual return and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. See “Investment Management and Administration Agreements — Examples of Incentive Fee Calculation” for additional information regarding the calculation of incentive fees. In addition, while the example assumes reinvestment of all dividends and other distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Investing in our common stock involves a high degree of risk. Before you invest in shares of our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set forth below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related to our Business and Structure

We have a limited operating history and may not be able to achieve our investment objective or generate sufficient revenue to make or sustain distributions to our stockholders and your investment in us could decline substantially.

We commenced operations in March 2008. As a result of our limited operating history, we are subject to certain business risks and uncertainties associated with any recently formed business enterprise, including the risk that we will not achieve our investment objective and that the value of your investment in us could decline substantially. As a public company, we will be subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to business development companies under the 1940 Act and RICs under the Code. Our management and that of our Advisor has not had any prior experience operating under this regulatory framework, and we may incur substantial additional costs, and expend significant time or other resources, to do so. From time to time our Advisor may pursue investment opportunities, like equity investments, in which our Advisor has more limited experience. We may also be unable to replicate the historical performance of prior investment funds. In addition, we may be unable to generate sufficient revenue from our operations to make or sustain distributions to our stockholders.

We may not replicate the historical results achieved by other entities managed or sponsored by members of our Advisor or its affiliates.

We may be unable to replicate the historical results achieved by our Advisor or its affiliates, and our investment returns could be substantially lower than the returns achieved by them in prior periods. In particular, our Advisor’s returns from several of its other investment vehicles may not be comparable because they were capital call funds and their respective returns were not negatively impacted by uninvested cash. We also may not be able to replicate the performance of our warrants and may not have returns on warrants from our existing portfolio that we hold. Neither our Advisor nor its affiliates were subject to the same tax and regulatory conditions that we intend to operate under following the offering. Furthermore, none of the prior results were from public reporting companies. Additionally, all or a portion of these prior results may have been achieved in particular market conditions which may never be repeated. We are not a capital call fund and, as a result, may have more limited access to cash for investment opportunities than our Advisor historically experienced which could impair our ability to make future investments. Moreover, current or future market volatility and regulatory uncertainty may also have an adverse impact on our future performance.

Neither we nor our Advisor has any experience operating under the constraints imposed on a business development company or managing an investment company, which may affect our ability to manage our business and impair your ability to assess our prospects.

Prior to this offering, we did not operate as a business development company or manage an investment company under the 1940 Act. As a result, we have no operating results under this regulatory framework that can demonstrate to you either its effect on our business or our ability to manage our business within this framework. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets in specified types of securities, primarily securities of “eligible portfolio companies” (as defined in the 1940 Act), cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. See

“Regulation.” Our Advisor’s lack of experience in managing a portfolio of assets under these constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, could impair our ability to achieve our investment objective. Furthermore, if we are unable to comply with the requirements imposed on business development companies by the 1940 Act, the SEC could bring an enforcement action against us and/or we could be exposed to claims of private litigants. In addition, we could be regulated as a closed-end management investment company under the 1940 Act, which could further decrease our operating flexibility and may prevent us from operating our business as described in this prospectus, either of which could have a material adverse effect on our business, results of operations or financial condition.

We are dependent upon key personnel of our Advisor and our Advisor’s ability to hire and retain qualified personnel.

We depend on the members of our Advisor’s senior management, particularly Mr. Pomeroy, our Chairman and Chief Executive Officer, and Mr. Michaud, our President, as well as other key personnel for the identification, evaluation, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships that we will rely on to implement our business plan to originate Technology Loans in our Target Industries. Our future success will depend on the continued service of Messrs. Pomeroy and Michaud as well as the other senior members of our Advisor’s management team. If our Advisor were to lose the services of either Mr. Pomeroy or Mr. Michaud or any of the other senior members of our Advisor’s management team, we may not be able to operate our business as we expect, and our ability to compete could be harmed, either of which could cause our business, results of operations or financial condition to suffer. In addition, if either of Mr. Pomeroy or Mr. Michaud ceases to be employed by us, the lender under our Credit Facility could, absent a waiver or cure, refuse to advance future funds to us under the facility. Our future success will also depend, in part, on our Advisor’s ability to identify, attract and retain sufficient numbers of highly skilled employees. Absent exemptive or other relief granted by the SEC and for so long as we remain externally managed, the 1940 Act will prevent us from granting options to our employees and adopting a profit sharing plan, which may make it more difficult for us to attract and retain highly skilled employees. If we are not successful in identifying, attracting and retaining these employees, we may not be able to operate our business as we expect. Moreover, we cannot assure you that our Advisor will remain our investment adviser or that we will continue to have access to our Advisor’s investment professionals or its relationships. For example, our Advisor may in the future manage investment funds with investment objectives similar to ours thereby diverting the time and attention of its investment professionals that we rely on to implement our business plan.

We operate in a highly competitive market for investment opportunities, and if we are not able to compete effectively, our business, results of operations and financial condition may be adversely affected and the value of your investment in us could decline.

A number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies in our Target Industries. We compete with other business development companies and a large number of venture capital and private equity firms, as well as other investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and finance companies. Some of our competitors are larger and have greater financial, technical, marketing and other resources than we have. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. This may enable these competitors to make commercial loans with interest rates that are comparable to, or lower than, the rates we typically offer. We may lose prospective portfolio companies if we do not match our competitors’ pricing, terms and structure. If we do match our competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships than us and build their market shares. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company or that the Code will impose on us as a RIC. If we are not able to compete effectively, we may not be able to identify and take advantage of attractive investment opportunities that we identify and may not be able to fully invest our available capital. If this occurs, our business, financial condition and results of operations could be materially adversely affected.

We will borrow money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Leverage is generally considered a speculative investment technique, and we intend to continue to borrow money as part of our business plan. The use of leverage will magnify the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in us. We expect to borrow from and issue senior debt securities to banks and other lenders including under the Credit Facility pursuant to which we expect to be able to borrow up to $125 million upon completion of this offering. As of March 31, 2010, we had outstanding indebtedness of $75.2 million. We also intend to issue debt securities guaranteed by the SBA and sold in the capital markets, to the extent that we or one of our subsidiaries becomes licensed by the SBA. The SBIC regulations, subject to certain regulatory capital requirements among other things, currently permit an SBIC subsidiary to borrow up to $150 million. Lenders of senior securities, including the SBA, will have fixed dollar claims on our assets that will be superior to the claims of our common stockholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. However, any decrease in our income would cause net income to decline more sharply than it would have had we not leveraged. This decline could adversely affect our ability to make common stock dividend payments. In addition, because our investments may be illiquid, we may be unable to dispose of them or to do so at a favorable price in the event we need to do so if we are unable to refinance any indebtedness upon maturity, and, as a result, we may suffer losses.

Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as our Advisor’s management fee will be payable to our Advisor based on our gross assets, including those assets acquired through the use of leverage, our Advisor may have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, holders of our common stock will bear the burden of any increase in our expenses, as a result of leverage, including any increase in the management fee payable to our Advisor.

Illustration:  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below:

	Assumed Return on our Portfolio
	(net of expenses)
	−10%	−5%	0%	5%	10%

Corresponding return to stockholder(1)	−27%	−16%	−5%	7%	18%

(1)	Assumes $139 million in total assets, $75 million in debt outstanding, $62 million in stockholders’ equity, and an average cost of funds of 3.78%. Assumptions are based on our financial condition and our average costs of funds at March 31, 2010. Actual interest payments may be different.

If we are unable to comply with the covenants or restrictions in the Credit Facility, our business could be materially adversely affected.

Our wholly owned subsidiary, Horizon Credit I LLC, which we refer to as “Credit I,” is party to our Credit Facility with WestLB AG. This Credit Facility includes covenants that, among other things, restrict the ability of Compass Horizon and Credit I to make loans to, or investments in, third parties (other than Technology Loans and warrants or other equity participation rights), pay dividends and distributions, incur additional indebtedness and engage in mergers or consolidations. The Credit Facility also restricts the ability of Compass Horizon, Credit I, and our Advisor to create liens on the collateral securing the Credit Facility, permit additional negative pledges on such collateral and change the business currently conducted by them. The Credit Facility also includes provisions that permit our lender to refuse to advance funds under the facility in the event of a change of control of us or Compass Horizon. For this purpose a change of control generally means a merger or other consolidation, a liquidation, a sale of all or substantially all of our assets, or a transaction in which any person or group acquires more than 50% of our shares. In addition, the Credit Facility also requires Compass Horizon, Credit I and our Advisor to comply with various financial covenants, including, among other covenants, maintenance by Compass Horizon and our Advisor of a minimum tangible net worth and limitations on the value of, and modifications to, the loan collateral that secures the Credit Facility. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources.” Complying with these restrictions may prevent us from taking actions that we believe would help us to grow our business or are otherwise consistent with our investment objective. These restrictions could also limit our ability to plan for or react to market conditions or meet extraordinary capital needs or otherwise restrict corporate activities or could result in our failing to qualify as a RIC and thus becoming subject to corporate-level income tax. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” for additional information regarding our credit arrangements.

The breach of certain of the covenants or restrictions unless cured within the applicable grace period, would result in a default under the Credit Facility that would permit the lender to declare all amounts outstanding to be due and payable. In such an event, we may not have sufficient assets to repay such indebtedness and the lender may exercise rights available to it under the security interest granted in the assets of Credit I, including, to the extent permitted under applicable law, the seizure of such assets without adjudication. As a result, any default could have serious consequences to our financial condition. An event of default or an acceleration under the Credit Facility could also cause a cross-default or cross-acceleration of another debt instrument or contractual obligation, which would adversely impact our liquidity. We may not be granted waivers or amendments to the Credit Agreement if for any reason we are unable to comply with it, and we may not be able to refinance the Credit Agreement on terms acceptable to us, or at all.

Because we will distribute all or substantially all of our income and any realized net short-term capital gains over realized net long-term capital losses to our stockholders, we will need additional capital to finance our growth, if any. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

To satisfy the requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or avoid payment of corporate-level federal income taxes, we intend to distribute to our stockholders all or substantially all of our net ordinary income and realized net short-term capital gains over realized net long-term capital losses except that we may retain certain net long-term capital gains, pay applicable income taxes with respect thereto, and elect to treat such retained capital gains as deemed distributions to our stockholders. As a business development company, we will generally be required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as discussed above, as a business development company, we will be limited in our ability to issue equity securities priced below net asset value. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

If we are unable to obtain additional debt financing, our business could be materially adversely affected.

We may want to obtain additional debt financing, or need to do so upon maturity of the Credit Facility, in order to obtain funds which may be made available for investments. The Credit Facility matures in March 2015. We may request advances under the Credit Facility, which we refer to as the “Revolving Period,” through March 4, 2011, unless the Revolving Period is extended upon Credit I’s request and upon mutual agreement of WestLB and Credit I. Upon the date of termination of the Revolving Period, we may not request new advances and we must repay the outstanding advances under the Credit Facility as of such date at such times and in such amounts as are necessary to maintain compliance with the terms and conditions of the Credit Facility, particularly the condition that the principal balance of the Credit Facility does not exceed 75% of the aggregate principal balance of our eligible loans to our portfolio companies. All outstanding advances under the Credit Facility are due and payable on March 4, 2015, unless such date is extended upon Credit I’s request and upon mutual agreement of WestLB and Credit I. If we are unable to increase, renew or replace any such facility and enter into a new debt financing facility on commercially reasonable terms, our liquidity may be reduced significantly. In addition, if we are unable to repay amounts outstanding under any such facilities and are declared in default or are unable to renew or refinance these facilities, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, a further economic down turn or an operational problem that affects third parties or us, and could materially damage our business.

If we do not receive qualification from the SBA to form an SBIC or we are unable to comply with SBA regulations after our SBIC subsidiary is formed, our business plan and investment objective could be materially adversely affected.

We are currently seeking qualification as an SBIC for a to-be-formed wholly owned subsidiary which will be regulated by the SBA. On July 14, 2009, our Advisor received notification from the SBA that invited our Advisor to continue with the application process for licensing this subsidiary as an SBIC. However, the application to license this subsidiary as an SBIC is subject to SBA approval. If we do not receive SBA approval to license an SBIC our business plan and investment objective could be materially adversely affected. If we or one of our subsidiaries receives this qualification, we will become subject to SBA regulations that may constrain our activities or the activities of one of our subsidiaries. We may need to make allowances in our investment activity or the investment activity of our subsidiaries to comply with SBA regulations. In addition, SBA regulations may impose parameters on our business operations and investment objectives that are different than what we otherwise would do if we were not subject to these regulations. Failure to comply with the SBA regulations could result in the loss of the SBIC license and the resulting inability to participate in the SBA-sponsored debenture program. The SBA also limits the maximum amount that may be borrowed by any single SBIC. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise. To the extent that we form an SBIC subsidiary, this would prohibit a change of control of us without prior SBA approval. If we are unable to comply with SBA regulations, our business plan and growth strategy could be materially adversely affected.

Changes in interest rates may affect our cost of capital and net investment income.

Because we may incur indebtedness to fund our investments, a portion of our income will depend upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. Some of our investments will have fixed interest rates, while other borrowings will likely have floating interest rates. As a result, a significant change in interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against interest rate fluctuations by using hedging instruments such as swaps, futures, options and forward contracts, subject to applicable legal requirements, including, without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to benefit from lower interest rates with respect to the hedged portfolio. We also have limited experience in entering into hedging transactions, and we will initially have to rely on the advice of outside parties with respect to the use of these financial instruments or develop this expertise internally. Adverse developments resulting from changes in interest rates or hedging transactions or any adverse developments from our use of hedging instruments could have a material adverse effect on our business, financial condition and results of operations. In addition, we may be unable to enter into appropriate hedging transactions when desired and any hedging transactions we enter into may not be effective.

Because many of our investments typically will not be in publicly traded securities, the value of our investments may not be readily determinable, which could adversely affect the determination of our net asset value.

We expect our investments to consist primarily of loans or securities issued by privately held companies. As a result, the fair value of these investments that are not publicly traded may not be readily determinable. In addition, we will not be permitted to maintain a general reserve for anticipated loan losses. Instead, we will be required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value. We will value these investments on a quarterly basis, or more frequently as circumstances require, in accordance with our valuation policy consistent with generally accepted accounting principles. Our board of directors will employ an independent third-party valuation firm to assist the board in arriving at the fair value of our investments. The board will discuss valuations and determine the fair value in good faith based on the input of our Advisor and the third-party valuation firm. The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments are materially higher than the values that we ultimately realize upon the disposal of these investments. See “Determination of Net Asset Value.”

Disruption in the capital markets and the credit markets could adversely affect our business.

Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new investment opportunities. Beginning in 2007, the global capital markets entered into a period of disruption and extreme volatility and, accordingly, there has been and will continue to be uncertainty in the financial markets in general. Ongoing disruptive conditions in the financial industry could restrict our business operations and could adversely impact or results of operations and financial condition. We are unable to predict when economic and market conditions may become more favorable. Even if these conditions improve significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

We may not realize gains from our equity investments.

All of our investments that we have made in the past include, and investments we may make in the future are expected to include warrants. In addition, we may from time to time make non-control, equity co-investments in companies in conjunction with private equity sponsors. Our goal with respect to these equity investments is to ultimately realize gains upon disposition. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, refinancing or public offering, which would allow us to sell the underlying equity interests. In addition, the time and attention of the investment personnel of our Advisor could be diverted from managing our debt portfolio in order to manage any equity investments we receive thereby impacting the value of our remaining portfolio, and our Advisor’s significant experience in Technology Lending may not result in returns on our equity investments.

From time to time we may also acquire equity participation rights in connection with an investment which will allow us, at our option, to participate in future rounds of equity financing through direct capital investments in our portfolio companies. Our Advisor will determine whether to exercise any of these rights. Accordingly, you will have no control over whether or to what extent these rights are exercised, if at all. If we exercise these rights, we will be making an additional investment completely in the form of equity which will subject us to significantly more risk than our Technology Loans and we may not receive the returns that are anticipated with respect to these investments.

We may not realize expected returns on warrants received in connection with our debt investments.

As discussed above, we generally receive warrants in connection with our debt investments. If we do not receive the returns that are anticipated on the warrants, our investment returns on our portfolio companies, and the value of your investment in us, may be lower than expected.

Regulations governing our operation as a business development company will affect our ability to, and the way in which, we raise additional capital, which may expose us to additional risks.

Our business plans contemplate a substantial amount of capital in addition to the proceeds of this offering. We may obtain additional capital through the issuance of debt securities, other indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Moreover, in connection with the filing of the SBA license application, we expect to seek exemptive relief from the SEC to permit us to exclude the debt of the SBIC subsidiary guaranteed by the SBA from the 200% consolidated asset coverage ratio requirements. If we issue senior securities, we would be exposed to typical risks associated with leverage, including an increased risk of loss. In addition, if we issue preferred stock, it would rank “senior” to common stock in our capital structure and preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of holders of our common stock.

The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If our asset coverage ratio is not at least 200%, we will not be permitted to pay dividends or issue additional senior securities. If the value of our assets declines, we may be unable to satisfy this asset coverage test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when we may be unable to do so or to do so on favorable terms.

As a business development company, we will generally not be able to issue our common stock at a price below net asset value without first obtaining the approval of our stockholders and our independent directors. This requirement will not apply to stock issued upon the exercise of options, warrants or rights that we may issue from time to time. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

If we are unable to satisfy the requirements under the Code for qualification as a RIC, we will be subject to corporate-level federal income tax.

To qualify as a RIC under the Code, we must meet certain source of income, diversification and distribution requirements contained in Subchapter M of the Code and maintain our election to be regulated as a business development company under the 1940 Act.

The source of income requirement is satisfied if we derive in each taxable year at least 90% of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures or forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership.” The status of certain forms of income we receive could be subject to different interpretations under the Code and might be characterized as non-qualifying income that could cause us to fail to qualify as a RIC and, thus, may cause us to be subject to corporate-level federal income taxes.

The annual distribution requirement for a RIC is satisfied if we distribute to our stockholders on an annual basis an amount equal to at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. If we borrow money, we may be subject to certain asset coverage ratio requirements under the 1940 Act and loan covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax.

To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to (i) dispose of certain investments quickly or (ii) raise additional capital to prevent the loss of RIC status. Because most of our investments will be in development-stage companies within our Target Industries, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we raise additional capital to satisfy the asset diversification requirements, it could take a longer time to invest such capital. During this period, we will invest in temporary investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of our investments in secured and amortizing loans.

If we were to fail to qualify for the federal income tax benefits allowable to RICs for any reason and become subject to a corporate-level federal income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders, and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We may have difficulty paying our required distributions if we recognize taxable income before or without receiving cash.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the original issue discount that accrues over the life of the debt instrument, regardless of whether cash representing such income is received by us in the same taxable year. Because in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the requirement that we distribute an amount equal to at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized long-term capital losses, if any (the “Annual Distribution Requirement”). For example, the proportion of our income that resulted from original issue discount for the fiscal years ended December 31, 2008 and December 31, 2009 and the quarterly period ended March 31, 2010 was approximately 4.34%, 8.24% and 7.66%, respectively.

Accordingly, we may need to sell some of our assets at times that we would not consider advantageous, raise additional debt or equity capital or forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that we believe are necessary or advantageous to our business) in order to satisfy the Annual Distribution Requirement. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level federal income tax on all our income. See “Material U.S. Federal Income Tax Considerations.”

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we will be prohibited from acquiring any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. We expect that substantially all of our assets that we may acquire in the future will be “qualifying assets,” although we may decide to make other investments that are not “qualifying assets” to the extent permitted by the 1940 Act. If we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets may not be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities. See “Regulation — Qualifying assets.” If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations.

Changes in laws or regulations governing our business could adversely affect our business, results of operations and financial condition.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern business development companies, RICs, SBICs or non-depository commercial lenders could significantly affect our operations, our cost of doing business and our investment strategy. We are subject to federal, state and local laws and regulations and judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures, portfolio composition and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements, we may incur significant expenses to comply with these laws, regulations or decisions or we might have to restrict our operations or alter our investment strategy. For example, any change to the SBA’s current debenture SBIC program could have a significant impact on our ability to obtain lower-cost leverage and our ability to compete with other finance companies. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

Our Advisor has significant potential conflicts of interest with us and your interests as stockholders.

As a result of our arrangements with our Advisor, there may be times when our Advisor has interests that differ from those of our stockholders, giving rise to a potential conflict of interest. Our executive officers and directors, as well as the current and future executives and employees of our Advisor, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of our stockholders. In addition, our Advisor may manage other funds in the future that may have investment objectives that are similar, in whole or in part, to ours. Our Advisor may determine that an investment is appropriate for us and for one or more of those other funds. In such an event, depending on the availability of the investment and other appropriate factors, our Advisor will endeavor to allocate investment opportunities in a fair and equitable manner. It is also possible that we may not be given the opportunity to participate in these other investment opportunities.

We pay management and incentive fees to our Advisor and reimburse our Advisor for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Also, the incentive fee payable by us to our Advisor may create an incentive for our Advisor to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangements.

We have entered into a license agreement with our Advisor pursuant to which our Advisor has agreed to grant us a non-exclusive, royalty-free right and license to use the service mark “Horizon Technology Finance.” Under this agreement, we have a right to use the “Horizon Technology Finance” service mark for so long as the investment management agreement is in effect. In addition, we pay our Advisor, our allocable portion of overhead and other expenses incurred by our Advisor in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and any administrative support staff. Any potential conflict of interest arising as a result of our arrangements with our Advisor could have a material adverse effect on our business, results of operations and financial condition.

Our incentive fee may impact our Advisor’s structuring of our investments, including by causing our Advisor to pursue speculative investments.

The incentive fee payable by us to our Advisor may create an incentive for our Advisor to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our Advisor is calculated based on a percentage of our return on invested capital. This may encourage our Advisor to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, our Advisor receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our Advisor may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income-producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. In addition, the incentive fee may encourage our Advisor to pursue different types of investments or structure investments in ways that are more likely to result in warrant gains or gains on equity investments, including upon exercise of equity participation rights, which are inconsistent with our investment strategy and disciplined underwriting process.

The incentive fee payable by us to our Advisor also may induce our Advisor to pursue investments on our behalf that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to our stockholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash. In addition, the “catch-up” portion of the incentive fee may encourage our Advisor to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in the timing and amounts of dividends. Our governing documents do not limit the number of loans we may make with deferred interest features or the proportion of our income we derive from such loans. For the fiscal years ended December 31, 2008 and December 31, 2009 and the quarterly period ended March 31, 2010, we derived approximately 1.60%, 3.42% and 4.54%, respectively, of our income from the deferred interest component of our loans and approximately 2.74%, 4.82% and 3.12%, respectively, of our income from discount accretion associated with warrants we have received in connection with the making of our loans.

If we are unable to manage our future growth effectively, we may be unable to achieve our investment objective, which could adversely affect our business, results of operations and financial condition and cause the value of your investment in us to decline.

Our ability to achieve our investment objective will depend on our ability to achieve and sustain growth, which will depend, in turn, on our Advisor’s direct origination capabilities and disciplined underwriting process in identifying, evaluating, financing, investing in and monitoring suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Advisor’s marketing capabilities, management of the investment process, ability to provide efficient services and access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, our Advisor may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. If we fail to manage our future growth effectively, our business, results of operations and financial condition could be materially adversely affected and the value of your investment in us could decrease.

Our board of directors may change our operating policies and strategies, including our investment objective, without prior notice or stockholder approval, the effects of which may adversely affect our business.

Our board of directors may modify or waive our current operating policies and strategies, including our investment objectives, without prior notice and without stockholder approval (provided that no such modification or waiver may change the nature of our business so as to cease to be, or withdraw our election, as a business development company as provided by the 1940 Act without stockholder approval at a special meeting called upon written notice of not less than ten or more than sixty dates before the date of such meeting). We cannot predict the effect any changes to our current operating policies and strategies would have on our business, results of operations or financial condition or on the value of our stock. However, the effects of any changes might adversely affect our business, any or all of which could negatively impact our ability to pay dividends or cause you to lose all or part of your investment in us.

Our quarterly and annual operating results may fluctuate due to the nature of our business.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including: our ability to make investments in companies that meet our investment criteria, the interest rate payable on our loans, the default rate on these investments, the level of our expenses, variations in, and the timing of, the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. For example, we have historically experienced greater investment activity during the second and fourth quarters relative to other periods. As a result of these factors, you should not rely on the results for any prior period as being indicative of our performance in future periods.

Our business plan and growth strategy depends to a significant extent upon our Advisor’s referral relationships. If our Advisor is unable to develop new or maintain existing relationships, or if these relationships fail to generate investment opportunities, our business could be materially adversely affected.

We have historically depended on our Advisor’s referral relationships to generate investment opportunities. For us to achieve our future business objectives, members of our Advisor will need to maintain these relationships with venture capital and private equity firms and management teams and legal firms, accounting firms, investment banks and other lenders, and we will rely to a significant extent upon these relationships to provide us with investment opportunities. If they fail to maintain their existing relationships or develop new relationships with other firms or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, persons with whom our Advisor has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

Our Advisor can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, results of operations or financial condition.

Under our investment management agreement, our Advisor has the right to resign at any time, including during the first two years following the investment management agreement’s effective date, upon not more than 60 days’ written notice, whether we have found a replacement or not. If our Advisor resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so, our operations are likely to be disrupted, our business, results of operations and financial condition and our ability to pay distributions may be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of new management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, results of operations or financial condition.

Our ability to enter into transactions with our affiliates will be restricted.

As a business development company, we will be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be considered our affiliate for purposes of the 1940 Act. We will generally be prohibited from buying or selling any security from or to an affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to that person or certain of that person’s affiliates, or entering into prohibited joint transactions with those persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.

Terrorist attacks and other catastrophic events may disrupt the businesses in which we invest and harm our operations and our profitability.

Terrorist attacks and threats, escalation of military activity or acts of war may significantly harm our results of operations and your investment. We cannot assure you that there will not be further terrorist attacks against the United States or United States businesses. Such attacks or armed conflicts in the United States or elsewhere may impact the businesses in which we invest directly or indirectly, by undermining economic conditions in the United States or elsewhere. In addition, because many of our portfolio companies operate and rely on network infrastructure and enterprise applications and internal technology systems for development, marketing, operational, support and other business activities, a disruption or failure of any or all of these systems in the event of a major telecommunications failure, cyber-attack, fire, earthquake, severe weather conditions or other catastrophic event could cause system interruptions, delays in product development and loss of critical data and could otherwise disrupt their business operations. Losses resulting from terrorist attacks are generally uninsurable.

Risks Related to our Investments

We have not yet identified many of the potential investment opportunities for our portfolio that we will invest in with the proceeds of this offering.

We have not yet identified many of the potential investment opportunities for our portfolio that we will acquire with the proceeds of this offering. Our investments will be selected by our Advisor, subject to the approval of its investment committee. Our stockholders will not have input into our Advisor’s investment decisions. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing shares of our common stock in this offering. These factors will increase the uncertainty, and thus the risk, of investing in our shares of common stock.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions of income on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation.” Also, restrictions and provisions in any existing or future credit facilities may limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including failure to obtain, or possible loss of, the federal income tax benefits allowable to RICs. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that you will receive distributions at a particular level or at all.

Most of our portfolio companies will need additional capital, which may not be readily available.

Our portfolio companies will typically require substantial additional financing to satisfy their continuing working capital and other capital requirements and service the interest and principal payments on our investments. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. Each round of institutional equity financing is typically intended to provide a company with only enough capital to reach the next stage of development. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms that are unfavorable to the portfolio company, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or lenders thereby requiring these companies to cease or curtail business operations. Accordingly, investing in these types of companies generally entails a higher risk of loss than investing in companies that do not have significant incremental capital raising requirements.

Economic recessions or downturns could adversely affect our business and that of our portfolio companies which may have an adverse effect on our business, results of operations and financial condition.

General economic conditions may affect our activities and the operation and value of our portfolio companies. Economic slowdowns or recessions may result in a decrease of institutional equity investment, which would limit our lending opportunities. Furthermore, many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the loans that we hold. We may incur expenses to the extent necessary to recover our investment upon default or to negotiate new terms with a defaulting portfolio company. These events could harm our financial condition and operating results.

Our investment strategy will focus on development-stage companies in our Target Industries, which are subject to many risks, including volatility, intense competition, shortened product life cycles and periodic downturns.

We intend to invest, under normal circumstances, most of the value of our total assets (including the amount of any borrowings for investment purposes) in development-stage companies, which may have relatively limited operating histories, in our Target Industries. Many of these companies may have narrow product lines and small market shares, compared to larger established publicly-owned firms, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. The revenues, income (or losses) and valuations of development-stage companies in our Target Industries can and often do fluctuate suddenly and dramatically. These companies may also have more limited access to capital and higher funding costs. In addition, development-stage technology markets are generally characterized by abrupt business cycles and intense competition, and the competitive environment can change abruptly due to rapidly evolving technology. Therefore, our portfolio companies may face considerably more risk than companies in other industry sectors. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us and may materially adversely affect the return on, or the recovery of, our investments in these businesses.

Because of rapid technological change, the average selling prices of products and some services provided by development-stage companies in our Target Industries have historically decreased over their productive lives. These decreases could adversely affect their operating results and cash flow, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

Any unrealized depreciation we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a business development company, we will be required to carry our investments at fair value which shall be the market value of our investments or, if no market value is ascertainable, at the fair value as determined in good faith pursuant to procedures approved by our board of directors in accordance with our valuation policy. We are not permitted to maintain a reserve for loan losses. Decreases in the fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately reduces our income available for distribution in future periods.

If the assets securing the loans we make decrease in value, we may not have sufficient collateral to cover losses and may experience losses upon foreclosure.

We believe our portfolio companies generally will be able to repay our loans from their available capital, from future capital-raising transactions or from cash flow from operations. However, to mitigate our credit risks, we typically take a security interest in all or a portion of the assets of our portfolio companies, including the equity interests of their subsidiaries. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to appraise or sell in a timely manner and may fluctuate in value based upon the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, although such loan is secured we may not receive principal and interest payments according to the loan’s terms and the value of the collateral may not be sufficient to recover our investment should we be forced to enforce our remedies.

In addition, because we intend to invest in development-stage companies in our Target Industries, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory, equipment, cash and accounts receivables. Intellectual property, if any, which secures a loan could lose value if the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires. In addition, in lieu of a security interest in the intellectual property we may sometimes obtain a security interest in all assets of the portfolio company other than intellectual property and also obtain a commitment by the portfolio company not to grant liens to any other creditor on the company’s intellectual property. In these cases, we may have additional difficulty recovering our principal in the event of a foreclosure. Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

The lack of liquidity in our investments may adversely affect our business, and if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We plan to generally invest in loans with terms of up to four years and hold such investments until maturity, unless earlier prepaid, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We expect to primarily invest in companies whose securities are not publicly-traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. We may also face other restrictions on our ability to liquidate an investment in a public portfolio company to the extent that we possess material non-public information regarding the portfolio company. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to dispose of our investments in the near term. However, we may be required to do so in order to maintain our qualification as a business development company and as a RIC if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Because most of our investments are illiquid, we may be unable to dispose of them, in which case we could fail to qualify as a RIC and/or BDC, or we may not be able to dispose of them at favorable prices, and as a result, we may suffer losses.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We plan to invest primarily in loans issued by our portfolio companies. Some of our portfolio companies will be permitted to have other debt that ranks equally with, or senior to, our loans in the portfolio company. By their terms, these debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of our loans. These debt instruments may prohibit the portfolio companies from paying interest on or repaying our investments in the event of, and during, the continuance of a default under the debt instruments. In addition, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any payment in respect of our investment. After repaying senior creditors, a portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with our loans, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy.

There may be circumstances where our loans could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may structure certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a portfolio company’s business, including in rendering significant managerial assistance, or instances where we exercise control over the portfolio company.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We plan to invest primarily in privately held companies. Generally, very little public information exists about these companies, and we will be required to rely on the ability of our Advisor to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and a smaller market presence than larger competitors. They are thus generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could affect our investment returns.

In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively affect our investment returns.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We will be subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. For example, most of our debt investments have, historically, been repaid prior to maturity by our portfolio companies. At the time of a liquidity event, such as a sale of the business, refinancing or public offering, many of our portfolio companies have availed themselves of the opportunity to repay our loans prior to maturity. Our investments generally allow for repayment at any time subject to certain penalties. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Our business and growth strategy could be adversely affected if government regulations, priorities and resources impacting the industries in which our portfolio companies operate change.

Some of our portfolio companies operate in industries that are highly regulated by federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns.

Our portfolio companies operating in the life science industry are subject to extensive government regulation and certain other risks particular to that industry.

As part of our investment strategy, we plan to invest in companies in the life science industry that are subject to extensive regulation by the Food and Drug Administration, or FDA, and to a lesser extent, other federal and state agencies. If any of these portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Portfolio companies that produce medical devices or drugs are subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace. In addition, new laws, regulations or judicial interpretations of existing laws and regulations might adversely affect a portfolio company in this industry. Portfolio companies in the life science industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a portfolio company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.

If our portfolio companies are unable to commercialize their technologies, products, business concepts or services, the returns on our investments could be adversely affected.

The value of our investments in our portfolio companies may decline if they are not able to commercialize their technology, products, business concepts or services. Additionally, although some of our portfolio companies may already have a commercially successful product or product line at the time of our investment, technology-related products and services often have a more limited market or life span than products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate in increasingly competitive markets. If they are unable to do so, our investment returns could be adversely affected and their ability to service their debt obligations to us over the life of the loan could be impaired. Our portfolio companies may be unable to successfully acquire or develop any new technologies and the intellectual property they currently hold may not remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we will have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

If our portfolio companies are unable to protect their intellectual property rights, our business and prospects could be harmed, and if portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

Our future success and competitive position will depend in part upon the ability of our portfolio companies to obtain, maintain and protect proprietary technology used in their products and services. The intellectual property held by our portfolio companies often represents a substantial portion of the collateral securing our investments and/or constitutes a significant portion of the portfolio companies’ value that may be available in a downside scenario to repay our loans. Our portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation to enforce their patents, copyrights or other intellectual property rights, protect their trade secrets, determine the validity and scope of the proprietary rights of others or defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe or misappropriate a third party’s patent or other proprietary rights, it could be required to pay damages to the third party, alter its products or processes, obtain a license from the third party and/or cease activities utilizing the proprietary rights, including making or selling products utilizing the proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

We do not expect to control any of our portfolio companies.

We do not expect to control any of our portfolio companies, even though our debt agreements may contain certain restrictive covenants that limit the business and operations of our portfolio companies. We also do not intend to maintain a control position to the extent we own equity interests in any portfolio company. As a result, we will be subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity of the investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and we may therefore, suffer a decrease in the value of our investments.

Risks Related to this Offering and our Common Stock

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

Prior to this offering, there was no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after this offering. If an active trading market does not develop, you may have difficulty selling any common stock that you buy and the value of your shares may be impaired. We also cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value. Shares of closed-end management investment companies offered in an initial public offering often trade at a discount to the initial offering price due to sales loads, underwriting discounts and related offering expenses. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in this offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors.

Subsequent sales in the public market of substantial amounts of our common stock issued to insiders or others may have an adverse effect on the market price of our common stock.

Upon consummation of this offering, we will have           shares of common stock outstanding (or           shares of common stock if the over-allotment option is fully exercised). Of these shares, the           shares sold in this offering will be freely tradeable and approximately           shares of our common stock will have been issued to our officers, directors and existing stockholders. Approximately     % of the shares of our common stock issued to the selling stockholder in the Share Exchange are included in the offering. We and our executive officers and directors and our other stockholders, including the selling stockholder, will be subject to agreements with the underwriters that restrict our and their ability to transfer our stock for a period of 180 days from the date of this prospectus. Approximately one out of every           publicly issued shares outstanding upon completion of the offering will be subject to such agreements. In the event that either (a) during the last 17 days of the 180-day restricted period, we issue an earnings release or material news or a material event relating to us occurs or (b) prior to the expiration of the 180-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 180-day period, the “lock-up” restrictions will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. See “Underwriters.” The shares sold by the selling stockholder will not be subject to this lock-up agreement. After the lock-up agreements expire, an aggregate of           additional shares of our common stock will be eligible for sale in the public market in accordance with Rule 144 under the Securities Act. Sales of substantial amounts of our common stock or the availability of such shares for sale, including by insiders, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, our ability to raise additional capital through the sale of equity securities could be impaired should we desire to do so.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock following this offering may fluctuate substantially. The price of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market or in the market for business development companies from time to time;

•	investor demand for our shares of common stock;

•	significant volatility in the market price and trading volume of securities of registered closed-end management investment companies, business development companies or other financial services companies;

•	our inability to raise capital, borrow money or deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines with respect to RICs, business development companies or SBICs;

•	not electing or losing RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results;

•	changes in the value of our portfolio of investments;

•	general economic conditions, trends and other external factors;

•	departures of key personnel; or

•	loss of a major source of funding.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses related to potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of this offering, pending full investment, are used to pay operating or other expenses.

We will initially invest a portion of the net proceeds of this offering in high-quality short-term investments, which will generate lower rates of return than those expected from investments made in accordance with our investment objective.

We will initially invest a portion of the net proceeds of this offering in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once these proceeds are fully invested in accordance with our investment objective.

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Investors in this offering will incur immediate dilution upon the closing of this offering.

In connection with the Distribution and Share Exchange, we will issue common stock equal to approximately $      million, which represents the net asset value of Compass Horizon as of March 31, 2010, to the Compass Horizon Owners in exchange for their respective interests, as described in the section entitled “The Exchange Transaction.” The Share Exchange, however, will not take place until immediately prior to our election to be treated as a business development company under the 1940 Act.

Furthermore, after giving effect to the sale of our common stock in this offering at an assumed initial public offering price of $      per share (the mid-point of the range set forth on the cover of this prospectus), and after deducting estimated underwriting discounts and estimated offering and Share Exchange expenses payable by us, our as-adjusted pro forma net asset value as of          , 2010 would have been approximately $      million, or $      per share. This represents an immediate increase in our net asset value per share of $      to the Compass Horizon Owners and dilution in net asset value per share of $      to new investors who purchase shares in this offering. See “Dilution” for more information.

Anti-takeover provisions in our charter documents and other agreements and certain provisions of the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Among other things, our certificate of incorporation and bylaws:

•	provide for a classified board of directors, which may delay the ability of our stockholders to change the membership of a majority of our board of directors;

•	authorize the issuance of “blank check” preferred stock that could be issued by our board of directors to thwart a takeover attempt;

•	do not provide for cumulative voting;

•	provide that vacancies on the board of directors, including newly created directorships, may be filled only by a majority vote of directors then in office;

•	limit the calling of special meetings of stockholders;

•	provide that our directors may be removed only for cause;

•	require supermajority voting to effect certain amendments to our certificate of incorporation and our bylaws; and

•	require stockholders to provide advance notice of new business proposals and director nominations under specific procedures.

These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Description of Capital Stock.” Our Credit Facility also contains a covenant that prohibits us from merging or consolidating with any other person or selling all or substantially all of our assets without the prior written consent of WestLB. If we were to engage in such a transaction without such consent, WestLB could accelerate our repayment obligations under, and/or terminate, our Credit Facility. In addition, the SBA prohibits, without prior SBA approval, a “change of control” of an SBIC. A “change of control” is any event which would result in the transfer of power, direct or indirect, to direct the management and policies of an SBIC, including through ownership. To the extent that we form an SBIC subsidiary, this would prohibit a change of control of us without prior SBA approval.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risk Factors” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	our future operating results, including the performance of our existing loans and warrants;

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of our Advisor;

•	the impact of increased competition;

•	the impact of investments we intend to make and future acquisitions and divestitures;

•	the unfavorable resolution of legal proceedings;

•	our business prospects and the prospects of our portfolio companies;

•	the projected performance of other funds managed by our Advisor;

•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;

•	our regulatory structure and tax status;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the impact of interest rate volatility on our results, particularly if we use leverage as part of our investment strategy;

•	the ability of our portfolio companies to achieve their objective;

•	our ability to cause a subsidiary to become a licensed SBIC;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or our Advisor;

•	our contractual arrangements and relationships with third parties;

•	our ability to access capital and any future financings by us;

•	the ability of our Advisor to attract and retain highly talented professionals; and

•	the impact of changes to tax legislation and, generally, our tax position.

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “plan,” “potential,” “project,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BUSINESS DEVELOPMENT COMPANY
AND REGULATED INVESTMENT COMPANY ELECTIONS

In connection with this offering, we will file an election to be regulated as a business development company under the 1940 Act. In addition, we intend to elect to be treated, and intend to qualify, as a RIC under Subchapter M of the Code, commencing with our taxable year ending on December 31, 2010. Our election to be regulated as a business development company and our election to be treated as a RIC will have a significant impact on our future operations. Some of the most important effects on our future operations of our election to be regulated as a business development company and our election to be treated as a RIC are outlined below.

Investment Reporting

We will report our investments at fair value with changes in value reported through our statement of operations. In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments, including debt investments, at fair value. Changes in these values will be reported through our statement of operations under the caption entitled “total net change in unrealized appreciation (depreciation) from investments.” See “Determination of Net Asset Value.”

Income Tax Expense

We generally will be required to pay income taxes only on the portion of our taxable income we do not distribute to stockholders (actually or constructively). As a RIC, so long as we meet certain minimum distribution, source-of-income and asset diversification requirements, we generally will be required to pay income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains, if any.

Use of Leverage

Our ability to use leverage as a means of financing our portfolio of investments will be limited. As a business development company, we will be required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities include all borrowings and any preferred stock we may issue in the future. Additionally, our ability to continue to utilize leverage as a means of financing our portfolio of investments will be limited by this asset coverage test. In connection with this offering and our intended election to be regulated as a business development company, we expect to file a request with the SEC for exemptive relief to allow us to exclude any indebtedness guaranteed by the SBA and issued by our SBIC subsidiary from the 200% asset coverage requirements applicable to us. While the SEC has granted exemptive relief in substantially similar circumstances in the past, no assurance can be given that an exemptive order will be granted.

Distribution Policy

As a RIC, we intend to distribute to our stockholders substantially all of our income, except possibly for certain net long-term capital gains. We may make deemed distributions to our stockholders of some or all of our retained net long-term capital gains. If this happens, you will be treated as if you had received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. In general, you also would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the deemed distribution. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

THE EXCHANGE TRANSACTION

We were formed in March 2010 to continue and expand the business of Compass Horizon. Compass Horizon is the entity that currently owns all of the portfolio investments that we will own upon the closing of this offering. From commencing operations in March 2008 through the date of this prospectus, all of the outstanding limited liability company interests in Compass Horizon have been owned by the Compass Horizon Owners.

Prior to the completion of the offering, based upon our as adjusted net asset value of $63.5 million as of March 31, 2010, Compass Horizon intends to make a cash distribution to CHP of approximately $16.0 million from net income and as a return of capital, which we call the “Pre-IPO Distribution.”

After the Pre-IPO Distribution and immediately prior to the completion of the offering, the Compass Owners will exchange their membership interests in Compass Horizon for approximately           shares of our common stock, which we call the “Share Exchange.” Upon completion of the Share Exchange and this offering, Compass Horizon will become our wholly owned subsidiary and we will effectively own all of Compass Horizon’s assets, including all of its investments and its subsidiary.

Concurrent with this offering, CHP will offer to sell           shares of our common stock, which it received in the Share Exchange. After the completion of this offering, assuming the sale of           shares of our common stock by the selling stockholder and the issuance of           shares of our common stock by us in this offering, CHP will own           shares of our common stock, or     % of the total outstanding shares of our common stock. Upon completion of the Share Exchange and this offering, HTF-CHF will own           shares of our common stock, or     % of the total outstanding shares of our common stock.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information sets forth our unaudited pro forma and historical consolidated statements of operations for the three months ended March 31, 2010 and the year ended December 31, 2009 and the unaudited pro forma and historical consolidated balance sheets at March 31, 2010. Such information is based on the audited and unaudited financial statements of Compass Horizon appearing elsewhere in this prospectus, as adjusted to illustrate the estimated pro forma effects of the pro forma adjustments described below. Compass Horizon is considered to be our predecessor for accounting purposes and its consolidated financial statements are our historical consolidated financial statements.

The unaudited pro forma condensed consolidated balance sheet at March 31, 2010, and the unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2010 and the year ended December 31, 2009, give effect to the following:

•	our qualification as a BDC and changes in accounting principles as a result of our election to be treated as a BDC immediately following the completion of this offering, which requires all of our investments to be carried at market value, or for investments with no ascertainable market value, fair value as determined in good faith by our board of directors;

•	our qualification and election to be treated as a RIC, including the income tax consequences of our election, following the completion of this offering;

•	the Pre-IPO Distribution and the Share Exchange;

•	the sale of shares of common stock in this offering and the use of proceeds from this offering; and

•	the consolidation of our wholly owned special purpose financing subsidiaries, Compass Horizon and Credit I, which will continue to be consolidated with the Company following the completion of this offering.

The unaudited pro forma adjustments are based on available information and certain assumptions that we believe are reasonable. Presentation of the unaudited pro forma financial information is prepared in conformity with Article 11 of Regulation S-X.

The unaudited pro forma condensed consolidated financial information was prepared on a basis consistent with that used in preparing our audited consolidated financial statements and includes all adjustments, consisting of normal and recurring items, that we consider necessary for a fair presentation of the financial position and results of operations for the unaudited periods.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the sections of this prospectus entitled “The Exchange Transaction,” “Use of Proceeds,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and our historical consolidated financial statements and related notes thereto included elsewhere in this prospectus. The unaudited pro forma condensed consolidated financial information is for informational purposes only and is not intended to represent or be indicative of the consolidated results of operations or financial position that we would have reported had the pro forma adjustments and this offering been completed on the dates indicated and should not be taken as representative of our future consolidated results of operations or financial position.

Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2010

					Adjustments
					for this
					Offering and	Horizon
	Compass				Pre-IPO	Technology
	Horizon Funding	Adjustments			Distribution	Finance
	Company LLC —	for BDC/RIC		As adjusted for	and Share	Corporation
	Historical	Elections		RIC/BDC Elections	Exchange	Pro Forma

ASSETS
Cash and cash equivalents	$19,148,952	$—		$19,148,952	$	$
Loans receivable	114,985,933	(335,387	)(A)	114,650,546
Allowance for loan losses	(1,620,810)	1,620,810	(B)	—

Loans receivable, net	113,365,123	1,285,423		114,650,546
Warrants	2,935,154	—		2,935,154
Other assets	3,141,135	—		3,141,135

TOTAL ASSETS	$138,590,364	$1,285,423		$139,875,787	$	$

LIABILITIES
Borrowings	$75,230,251	$—		$75,230,251	$	$
Other liabilities	1,150,116	—		1,150,116

TOTAL LIABILITIES	76,380,367	—		76,380,367

MEMBERS’ CAPITAL/ STOCKHOLDERS EQUITY
Members’ capital	61,856,990	1,620,810	(B)	63,477,800
Accumulated other comprehensive loss —
Unrealized loss on interest rate swaps	(668,247)	—		(668,247)
Unrealized gain on investments	1,021,254	(335,387	)(A)	685,867
Common Stock	—	—		—
Paid-in capital	—	—		—

MEMBERS’ CAPITAL/ STOCKHOLDERS’ EQUITY	62,209,997	1,285,423		63,495,420

TOTAL LIABILITIES AND MEMBERS’ CAPITAL/STOCKHOLDERS’ EQUITY	$138,590,364	$1,285,423		$139,875,787	$	$

See notes to unaudited pro forma condensed consolidated financial information

Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2010

					Adjustments
					for this
					Offering and	Horizon
	Compass				Pre-IPO	Technology
	Horizon Funding	Adjustments			Distribution	Finance
	Company LLC —	for BDC/RIC		As adjusted for	and Share	Corporation
	Historical	Elections		RIC/BDC Elections	Exchange	Pro Forma

INCOME
Interest income on loans	$3,744,547	$—		$3,744,547	$	$
Other income	48,189	—		48,189

Total income	3,792,736	—		3,792,736

Credit for loan losses	303,224	(303,224	)(B)	—

Income after provision for loan losses	4,095,960	(303,224)		3,792,736

EXPENSES
Interest expense	1,003,324	—		1,003,324
Management fee expense	547,151	—		547,151
Other expenses	129,552	—		129,552

Total expenses	1,680,027	—		1,680,027

Income before net realized and unrealized gains on investments	2,415,933	(303,224)		2,112,7099
Net realized gain on investments	—	—		—
Net unrealized gain on investments	201,765	430,565	(A)	632,330

NET INCOME	$2,617,698	$127,341		$2,745,039	$	$

See notes to unaudited pro forma condensed consolidated financial information

Notes to 2010 Unaudited Pro Forma Condensed Consolidated Financial Information

Pro Forma Adjustments:

(A) Represents adjustment of our loans to fair value as required for a business development company. For a discussion of our valuation policy following this offering, please see “Determination of Net Asset Value.” For the three months ended March 31, 2010, the net unrealized gains on the loan portfolio was $430,565.

(B) Represents elimination of allowance for loan losses and provision for loan losses. In future periods, following our election to be treated as a business development company, we will no longer record an allowance for loan losses. We will value each individual loan and investment on a quarterly basis at fair value which shall be the market value, or, if no market value is ascertainable, at the fair value as determined in good faith pursuant to procedures approved by our board of directors in accordance with our valuation policy. The following is a summary of the changes in the allowance for loan losses:

Three Months Ended
March 31, 2010

Balance at beginning of period	$1,924,034
Credit for loan losses	(303,224)
Charge offs, net of recoveries	—

Balance at end of period	$1,620,810

(C) Pre-IPO Distribution, Member Interest Exchange for Common Stock and Offering-Related Adjustments

Pre-IPO distribution to Members:

Common stock

Members Interest exchange for Common Stock:
Member interest
Par value of common stock issued
Paid-in capital

Represents estimated net proceeds from common stock offering:

Common stock
Offering price

Estimated gross proceeds
Estimated fees and expenses

Net proceeds

Less: Par value of common stock issued

Paid-in capital

Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2009

					Adjustments
					for this
					Offering and	Horizon
	Compass				Pre-IPO	Technology
	Horizon Funding	Adjustments			Distribution	Finance
	Company LLC —	for BDC/RIC		As adjusted for	and Share	Corporation
	Historical	Elections		RIC/BDC Elections	Exchange	Pro Forma

INCOME
Interest income on loans	$14,987,322	$—		$14,987,322	$	$
Other income	338,986	—		338,986

Total income	15,326,308	—		15,326,308

Provision for loan losses	(274,381)	274,381	(B)	—

Income after provision for loan losses	15,051,927	274,381		15,326,308

EXPENSES
Interest expense	4,244,804	—		4,244,804
Management fee expense	2,202,268	—		2,202,268
Other expenses	321,506	—		321,506

Total expenses	6,768,578	—		6,768,578

Income before net realized and unrealized gains (loss) on investments	8,283,349	274,381		8,557,730
Net realized gain on investments	137,696	—		137,696
Net unrealized gain (loss) on investments	892,130	263,150	(A)	1,155,280

NET INCOME	$9,313,175	$537,531		$9,850,706	$	$

See notes to unaudited pro forma condensed consolidated financial information

Notes to 2009 Unaudited Pro Forma Condensed Consolidated Statement of Operations

Pro Forma Adjustments:

(A) Represents adjustment of our loans to fair value as required for a business development company. For a discussion of our valuation policy following this offering, please see “Determination of Net Asset Value.” Since our inception and through December 31, 2009, our net unrealized losses totaled $765,953, which is comprised of net unrealized losses of $1,029,102 in 2008 and unrealized gains of $263,150 in 2009.

(B) Represents elimination of the provision for loan losses. In future periods, following our election to be treated as a business development company, we will no longer record an allowance for loan losses. We will value each individual loan and investment on a quarterly basis at fair value which shall be the market value, or, if no market value is ascertainable, at the fair value as determined in good faith pursuant to procedures approved by our board of directors in accordance with our valuation policy. The following is a summary of the changes in the allowance for loan losses:

Year Ended
December 31, 2009

Balance at beginning of period	$1,649,653
Provision for loan losses	274,381
Charge offs, net of recoveries	—

Balance at end of period	$1,924,034

USE OF PROCEEDS

We are offering           shares of our common stock and the selling stockholder is offering           shares (based on the mid-point of the range set forth on the cover of this prospectus) of our common stock through the underwriters. The net proceeds of the offering of shares by us are estimated to be approximately $      (approximately $      if the underwriters exercise their over-allotment option to purchase additional shares in full) assuming an initial public offering price of $      per share (based on the mid-point of the range set forth on the cover of this prospectus) after deducting the underwriting discounts and commissions and estimated offering expenses payable by us. We will not receive any of the proceeds from the shares sold by the selling stockholder.

We plan to use the net proceeds of this offering for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, for general working capital purposes, and for temporary repayment of debt under our credit facility (which amounts are subject to reborrowing). We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within nine months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We may also use a portion of the net proceeds to capitalize an SBIC subsidiary to the extent our Advisor’s application to license such entity as an SBIC is approved. We cannot assure you we will achieve our targeted investment pace.

Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

To the extent we have income available, we intend to make quarterly distributions to our stockholders beginning with our first full quarter after the completion of this offering. The timing and amount of our quarterly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

We intend to elect to be treated, and intend to qualify, as a RIC under Subchapter M of the Code commencing with our taxable year ending on December 31, 2010. To obtain the federal income tax benefits allowable to RICs, we will be required to distribute an amount equal to at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on October 31st of the calendar year and (3) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, the 1940 Act asset coverage requirements or the terms of the senior securities, may prevent us from making distributions to our stockholders.

We intend to maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash distribution, each stockholder’s cash distributions will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of our dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal income tax consequences as if they received cash distributions. See “Dividend Reinvestment Plan” and “Material U.S. Federal Income Tax Considerations.”

CAPITALIZATION

The following table sets forth our capitalization as of March 31, 2010:

•	for Compass Horizon on an actual basis; and

•	for Horizon Technology Finance Corporation on an as adjusted basis to reflect:

•	completion of the Pre-IPO Distribution;

•	completion of the Share Exchange; and

•	the sale of shares of our common stock in this offering by us and the selling stockholder at an assumed initial public offering price of $ per share (the mid-point of the range set forth on the cover of this prospectus), after deducting estimated underwriting discounts and commissions and organizational and offering expenses of approximately $ million payable by us, and the use of proceeds from this offering.

You should read this table together with “Use of Proceeds” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and related notes included in this prospectus.

	As of March 31, 2010
	Compass Horizon	Horizon Technology
	Funding Company LLC	Finance Corporation
	Actual	As Adjusted

Assets:
Cash and cash equivalents	$19,148,952	$
Total assets	138,590,364
Liabilities:
Borrowings	75,230,251
Other liabilities	1,150,116
Total liabilities	76,380,367

Members’ capital / Stockholders’ equity:
Member’s capital	$61,856,990
Accumulated other comprehensive loss	(668,247)
Unrealized gain on investments	1,021,254
Common stock, par value $0.001 per share; shares authorized, shares outstanding, as adjusted	—
Additional paid-in capital	—

Total Member’s capital / Stockholders’ equity	$62,209,997	$

DILUTION

If you invest in our common stock, your interest will be diluted to the extent of the difference between the initial public offering price per share of our common stock and the as-adjusted pro forma net asset value per share of our common stock immediately after the completion of this offering.

Our net asset value as of March 31, 2010 was approximately $      million. Our pro forma net asset value as of March 31, 2010, would have been $      per share. We determined our pro forma net asset value per share before this offering by dividing the net asset value (total assets less total liabilities) as of March 31, 2010, by the pro forma number of shares of common stock outstanding as of March 31, 2010, after giving effect to the exchange transaction occurring prior to the completion of this offering. See “The Exchange Transaction.”

After giving effect to the sale of           shares of our common stock in this offering at an assumed initial public offering price of $      per share (based on the mid-point of the range set forth on the cover of this prospectus) and after deducting the sales load (underwriting discount) and estimated offering expenses payable by us, our pro forma net asset value as of March 31, 2010, would have been approximately $      million, or $      per share, representing an immediate decrease in pro forma net asset value of $      per share to our existing stockholders and an immediate dilution of $      per share to new investors who purchase our common stock in the offering at the initial public offering price. The following table shows this immediate per share dilution:

Assumed initial public offering price per share	$
Pro forma net asset value per share before this offering but after giving effect to the Exchange Transaction	$
Pro forma net asset value per share after this offering	$
Dilution per share to new investors(1)	$

(1)	To the extent the underwriters’ option to purchase additional shares is exercised, there will be further dilution to new investors.

SELECTED FINANCIAL AND OTHER DATA

Compass Horizon is considered to be our predecessor for accounting purposes and its consolidated financial statements are our historical consolidated financial statements. We have derived the selected historical consolidated balance sheet information as of December 31, 2009 and 2008 and the selected historical consolidated statement of operations information for the year ended December 31, 2009 and for the period from March 4, 2008 (inception) through December 31, 2008 from Compass Horizon’s financial statements included elsewhere in this prospectus, which were audited by McGladrey & Pullen LLP, an independent registered public accounting firm. We have derived the selected historical consolidated financial data as of March 31, 2010 and for the three months ended March 31, 2010 from the unaudited consolidated financial statements of Compass Horizon included elsewhere in this prospectus. The unaudited interim consolidated financial statements include all adjustments, consisting of normal and recurring items, that we consider necessary for a fair presentation of the financial position and results of operations for the unaudited periods. The interim results of operations are not necessarily indicative of operations for a full fiscal year.

The financial and other information below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements included elsewhere in this prospectus.

	Three Months		Period from March 4, 2008
	Ended	Year Ended	(Inception) Through
	March 31, 2010	December 31, 2009	December 31, 2008
	(unaudited)

Statement of Operations Data:
Interest and other loan income	$3,783,399	$15,259,026	$6,662,232
Other interest income	9,337	67,282	358,820
(Credit) provision for loan losses	(303,224)	274,381	1,649,653
Total expenses	1,680,027	6,768,578	4,031,815
Net realized gains on warrants	—	137,696	21,571
Net unrealized gain (loss) on warrants	201,765	892,130	(72,641)
Net income	$2,617,698	$9,313,175	$1,288,514
Other Data:
Dollar-weighted average annualized yield on investment portfolio(1)	13.6%	13.9%	12.7%
Number of portfolio companies at period end	33	32	26

	As of	As of	As of
	March 31, 2010	December 31, 2009	December 31, 2008
	(unaudited)

Balance Sheet Data:
Gross loans receivable	$116,307,669	$112,571,708	$94,023,357
Cash and cash equivalents	19,148,952	9,892,048	20,024,408
Total assets	138,590,364	124,868,013	115,214,888
Borrowings	75,230,251	64,166,412	63,673,016
Total liabilities	76,380,367	65,375,344	65,430,080
Total members’ capital	62,209,997	59,492,669	49,784,808

(1)	Throughout this prospectus, the dollar-weighted average yield on loans is computed as the (a) total interest and other loan income divided by (b) the average gross loans receivable. Income for 2008 was annualized as investing activities commenced in March 2008.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this report. In addition to historical information, the following discussion and other parts of this report contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” appearing elsewhere herein.

Overview

We are an externally-managed finance company. Our investment objective is to generate current income from the loans we make and capital appreciation from the warrants we receive when making such loans. We make secured loans to development-stage companies in our Target Industries which are backed by established venture capital and private equity firms. Our secured loans consist of term loans, revolving loans or equipment loans. Our loans are secured by all or a portion of the tangible and intangible assets of the borrower. We are managed by Horizon Technology Finance Management LLC, our Advisor. Our Advisor also provides the administrative services necessary for us to operate.

We believe our existing loan portfolio has performed well since its inception notwithstanding the economic downturn starting in 2008 and continuing through 2009, and we have no realized losses (charge-offs) in our loan portfolio since we commenced operations in March 2008. As of March 31, 2010, our loan portfolio consisted of 33 loans which totaled $116.3 million, and our members’ capital was $62.2 million.

Critical Accounting Policies

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. In preparing the consolidated financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the balance sheet and income and expenses for the period. Actual results could differ from those estimates. Following the completion of this offering as a consequence of our adopting investment company accounting pursuant to Article 6 of Regulation S-X, we will be required to change some of the accounting principles used to prepare our historical consolidated financial statements discussed in this section. For a more detailed discussion about these principles and the impact that these principals would have on our financial results, see “Unaudited Pro Forma Condensed Consolidated Financial Information” and “Business Development Company and Regulated Investment Company Elections.”

We have identified the following items as critical accounting policies.

Allowance for Loan Losses

The allowance for loan losses represents management’s estimate of probable loan losses inherent in the loan portfolio as of the balance sheet date. The estimation of the allowance is based on a variety of factors, including past loan loss experience, the current credit profile of our borrowers, adverse situations that have occurred that may affect individual borrowers’ ability to repay, the estimated value of underlying collateral and general economic conditions. The loan portfolio is comprised of large balance loans that are evaluated individually for impairment and are risk-rated based upon a borrower’s individual situation, current economic conditions, collateral and industry-specific information that management believes is relevant in determining the potential occurrence of a loss event and in measuring impairment. The allowance for loan losses is sensitive to the risk rating assigned to each of the loans and to corresponding qualitative loss factors that we use to estimate the allowance. The factors are applied to the outstanding loan balances in estimating the allowance for loan losses. If necessary, based on performance factors related to specific loans, a specific allowance for loan losses is established for individual impaired loans. Increases or decreases to the allowance for loan losses are charged or credited to current period earnings through the provision (credit) for loan losses. Amounts determined to be uncollectible are charged against the allowance for loan losses, while amounts recovered on previously charged-off accounts increase the allowance for loan losses.

A loan is considered impaired when, based on current information and events, it is probable that we will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price, or the fair value of the collateral if the loan is collateral dependent.

Impaired loans also include loans modified in troubled debt restructurings where concessions have been granted to borrowers experiencing financial difficulties. These concessions could include a reduction in the interest rate on the loan, payment extensions, forgiveness of principal, forbearance or other actions intended to maximize collection. There have been no troubled debt restructurings since our inception.

For the three months ended March 31, 2010, the credit for loan losses was $0.3 million, and for the year ended December 31, 2009 and the period ended December 31, 2008 the provision for loan losses was $0.3 million and $1.6 million, respectively. In future periods, following our election to be treated as a business development company, we will no longer record an allowance for loan losses. We will value each individual loan and investment on a quarterly basis at fair value which shall be the market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors in accordance with our valuation policy. Changes in these values will be recorded through our statement of operations. See “Determination of Net Asset Value” and “Unaudited Pro Forma Condensed Consolidated Financial Information.”

Warrant Valuation

In connection with substantially all of our lending arrangements, we receive warrants to purchase shares of stock from the borrower. Because the warrant agreements contain net exercise or “cashless” exercise provisions, the warrants qualify as derivative instruments. The warrants are recorded as assets at estimated fair value on the grant date using the Black-Scholes valuation model. The warrants are considered loan fees and are also recorded as unearned loan income on the grant date. The unearned income is recognized as interest income over the contractual life of the related loan in accordance with the Company’s income recognition policy. As all the warrants held are deemed to be derivatives, they are measured on a quarterly basis at fair value using the Black-Scholes valuation model. Any adjustment to fair value is recorded through earnings as net unrealized gain or loss. Gains from the disposition of the warrants or stock acquired from the exercise of warrants, are recognized as realized gains.

We value the warrant assets incorporating the following material assumptions:

•	Underlying asset value of the issuer is estimated based on information available, including any information regarding the most recent rounds of borrower funding.

•	Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on guideline publicly traded companies within indices similar in nature to the underlying client companies issuing the warrant. A total of seven such indices were used. The weighted average volatility assumptions used for the warrant valuation at March 31, 2010, December 31, 2009 and March 31, 2009 were 29%, 29% and 25%, respectively.

•	The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant.

•	Other adjustments, including a marketability discount, are estimated based on management’s judgment about the general industry environment.

Income Recognition

Interest on loans is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income on loans is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid. No loans were on non-accrual status as of March 31, 2010 and December 31, 2009.

We receive a variety of fees from borrowers in the ordinary course of conducting our business, including advisory fees, commitment fees, amendment fees, non-utilization fees and prepayment fees (collectively, the “Fees”). In a limited number of cases, we may also receive a non-refundable deposit earned upon the termination of a transaction. Loan origination fees, net of certain direct origination costs, are deferred, and along with unearned income, are amortized as a level yield adjustment over the respective term of the loan. Fees for counterparty loan commitments with multiple loans are allocated to each loan based upon each loan’s relative fair value. When a loan is placed on non-accrual status, the amortization of the related Fee and unearned income is discontinued until the loan is returned to accrual status.

Certain loan agreements also require the borrower to make an end-of-term payment that is accrued into income over the life of the loan to the extent such amounts are expected to be collected. We will generally cease accruing the income if there is insufficient value to support the accrual or if we do not expect the borrower to be able to pay all principal and interest due.

Portfolio Composition and Investment Activity

As of March 31, 2010, December 31, 2009 and December 31, 2008, our loan portfolio consisted of 33, 32 and 26 loans, respectively, which had an aggregate book value of approximately $116.3 million, $112.6 million and $94.0 million, respectively, and our warrant portfolio had an aggregate book value of $2.9 million, $2.5 million and $0.7 million, respectively. During the three months ended March 31, 2010, we originated approximately $12 million of new loans in 2 portfolio companies. We originated approximately $50.0 million of new loans in 18 portfolio companies and $112.2 million of new loans in 38 portfolio companies for the year ended December 31, 2009 and the period from March 4, 2008 (inception) to December 31, 2008, respectively. We reduced the level of new loan originations in early 2009 in reaction to the significant disruption in the financial and credit markets. We had total loan principal repayments of $8.3 million for the three months ended March 31, 2010, $31.2 million for the year ended December 31, 2009 including five borrowers that prepaid their loan in an aggregate amount of $14.6 million and total loan principal repayments of $18.2 million for the period ended December 31, 2008 including five borrowers that prepaid their loan in an aggregate amount of $14.1 million. Our borrowers typically prepay our loans at a faster rate than is contractually required which is often due to a borrower’s completion of an initial public offering, being acquired or refinancing our loan with another lender.

As of March 31, 2010, December 31, 2009 and December 31, 2008, accrued interest receivable was $1.7 million, $1.5 million and $0.5 million, respectively. The increase in 2009 and the first quarter of 2010 was due to a larger loan portfolio relative to 2008 and represents one month of accrued interest income on each of our loans. No loans were on non-accrual status in any period.

During the period ended December 31, 2008, we paid total debt issuance costs of $3.4 million. As of March 31, 2010, December 31, 2009 and 2008, the amortized balance of debt issuance costs was $1.1 million, $1.4 million and $2.5 million, respectively, and the amortization expense relating to debt issuance costs during the three months ended March 31, 2010, the year ended December 31, 2009 and the period ended December 31, 2008 was $0.3 million, $1.1 million and $1.0 million, respectively. These costs relate to our Credit Facility which closed in March 2008 and are amortized into the consolidated statement of operations as interest expense over the term of our Credit Facility.

The following table shows our portfolio by asset class as of March 31, 2010, December 31, 2009 and December 31, 2008:

	March 31, 2010			December 31, 2009			December 31, 2008
			% of			% of			% of
	# of	Book	Total	# of	Book	Total	# of	Book	Total
	Investments	Value	Portfolio	Investments	Value	Portfolio	Investments	Value	Portfolio
				(in thousands)

Secured term loans	30	$110,729	92.9%	29	$105,371	91.6%	21	$78,497	82.9%
Secured revolving loans	2	2,349	1.9%	2	3,682	3.2%	5	15,526	16.4%
Equipment loans	1	3,231	2.7%	1	3,519	3.1%	—	—	0.0%
Warrants to purchase stock	38	2,935	2.5%	37	2,458	2.1%	29	694	0.7%

Total		$119,244	100.0%		$115,030	100.0%		$94,717	100.0%

The largest loans may vary from year to year as new loans are recorded and repaid. Our five largest loans represented approximately 29%, 28% and 29% of total loans outstanding as of March 31, 2010, December 31, 2009 and December 31, 2008, respectively. No single loan represented more than 10% of our total loans as of March 31, 2010, December 31, 2009 or December 31, 2008.

The following table shows our loan portfolio by industry sector as of March 31, 2010, December 31, 2009 and December 31, 2008:

	March 31, 2010		December 31, 2009		December 31, 2008
	Loans at	Percentage	Loans at	Percentage	Loans at	Percentage of
	Book	of Total	Book	of Total	Book	Total
	Value	Portfolio	Value	Portfolio	Value	Portfolio
			(in thousands)

Life Science
Biotechnology	$25,256	21.7%	$22,050	19.6%	$21,000	22.3%
Medical Device	14,133	12.2%	16,195	14.4%	18,523	19.7%
Technology
Consumer-related Technologies	14,511	12.5%	15,371	13.7%	5,750	6.1%
Networking	13,734	11.8%	14,737	13.1%	4,856	5.2%
Software	12,153	10.5%	13,033	11.6%	15,801	16.8%
Data Storage	8,482	7.3%	9,075	8.1%	10,000	10.7%
Internet and Media	2,282	1.9%	2,500	2.2%	2,500	2.7%
Communications	2,115	1.8%	2,451	2.1%	3,093	3.3%
Semiconductors	667	0.6%	867	0.7%	1,000	1.0%
Cleantech
Energy Efficiency	7,000	6.0%	—	—%	—	—%
Healthcare Information and Services Diagnostics	15,975	13.7%	16,293	14.5%	11,500	12.2%

Total	$116,308	100.0%	$112,572	100.0%	$94,023	100.0%

Portfolio Asset Quality

We use a credit rating system which rates each loan on a scale of 4 to 1, with 4 being the highest credit quality rating and 3 being the rating for a standard level of risk. A rating of 2 or 1 represents a deteriorating credit quality and increased risk. See “Business” for more detailed descriptions. The following table shows the classification of our loan portfolio by credit rating as of March 31, 2010, December 31, 2009 and December 31, 2008:

	March 31, 2010		December 31, 2009		December 31, 2008
	Loans at	Percentage	Loans at	Percentage	Loans at	Percentage
	Book	of Loan	Book	of Loan	Book	of Loan
	Value	Portfolio	Value	Portfolio	Value	Portfolio
			(in thousands)

Credit Rating
4	$33,648	28.9%	$19,303	17.2%	$12,500	13.3%
3	57,180	49.2%	64,992	57.7%	58,087	61.8%
2	25,480	21.9%	28,277	25.1%	23,436	24.9%
1	—	—	—	—	—	—

Total	$116,308	100.0%	$112,572	100.0%	$94,023	100.0%

As of March 31, 2010, December 31, 2009 and December 31, 2008, our loan portfolio had a weighted average credit rating of 3.1, 2.9 and 2.9, respectively.

Results of Operations for the Three Months Ended March 31, 2010 and March 31, 2009

Interest and Other Loan Income

	For the Three Months
	Ended March 31,
	2010	2009
	(in thousands)

Interest income on loans	$3,745	$3,213
Other income	39	10

Total interest and other loan income	$3,784	$3,223

Other interest income	$9	$33

For the three months ended March 31, 2010, interest income on loans and total interest and other loan income increased over the three months ended March 31, 2009, primarily due to the increased average size of the loan portfolio for the three month periods of $111.4 million in 2010 and $100.4 million for the same period in 2009. Other income was primarily comprised of loan prepayment fees collected from our portfolio companies. Other interest income was primarily income from interest earned on cash and cash equivalents held in interest bearing accounts. During 2010, we held lower average cash balances than 2009, and the interest bearing accounts had lower interest rates on which to earn income on such balances.

For the three months ended March 31, 2010 and 2009, our dollar-weighted average annualized yield on average loans was approximately 13.6% and 12.9%, respectively. We compute the yield on average loans as (i) total interest and other loan income (as described below) divided by (b) average gross loans receivable. We used month end loan balances during the period to compute average loans receivable.

Interest and other loan income, consisting of interest income and fees on loans, can fluctuate significantly upon repayment of large loans. Interest income from the five largest loans accounted for approximately 18.4% and 25.2% of total loan interest and fee income for the three months ended March 31, 2010 and 2009, respectively.

Expenses

	For the Three Months
	Ended March 31,
	2010	2009
	(in thousands)

Management fee expense	$547	$507
Interest expense	1,003	1,021
Professional fees	73	8
General and administrative	57	46

Total expenses	$1,680	$1,582

Total expenses for each period consisted principally of management fees and interest expense and, to a lesser degree, professional fees and general and administrative expenses. For the three months ended March 31, 2010, interest expense, which includes the amortization of debt issuance costs, decreased when compared to the three months ended March 31, 2009, primarily due to lower rates charged on the Credit Facility due to the lower level of the Credit Facility’s index rate, one-month LIBOR, partially offset by higher average outstanding debt balances on the Credit Facility. Management fees are paid monthly in arrears based on the outstanding loan investments. The increase in management fees paid for the three months ended March 31, 2010 when compared to the three months ended March 31, 2009, is primarily due to an increase in the average size of the loan portfolio for the three month periods of $111.4 million in 2010 and $100.4 million for the same period in 2009.

Net Unrealized Gain on Warrants

The following is a summary of net unrealized gain on warrants for the three months ended March 31, 2010 and 2009:

	For the Three Months
	Ended March 31,
	2010	2009
	(in thousands)

Net unrealized gain on warrants	$202	$445

For the three months ended March 31, 2010 and 2009, net unrealized gain on warrants is the difference between the net change in warrant fair values from the prior determination date. We had no net realized gains on warrants for the three months ended March 31, 2010 and 2009.

Results of Operations for the year ended December 31, 2009 and the period from March 4, 2008 (inception) to December 31, 2008

Compass Horizon, our predecessor for accounting purposes, was formed as a Delaware limited liability company in January 2008 and had limited operations through March 3, 2008. As a result, there is no period with which to compare our results of operations for the period from January 1, 2009 through March 3, 2009 or for the period from March 4, 2008 through December 31, 2008.

Interest and Other Loan Income

		March 4
	Year Ended	(Inception) to
	December 31,	December 31,
	2009	2008
	(in thousands)

Interest income on loans	$14,987	$6,530
Other income	272	132

Total interest and other loan income	$15,259	$6,662

Other interest income	$67	$359

For the year ended December 31, 2009, interest income on loans and total interest and other loan income increased primarily due to (i) the increased average size of the loan portfolio from $63 million to $109 million and (ii) there being a full 12 months of income in 2009 compared to only 10 months in 2008 in light of when we commenced operations. Other income was primarily comprised of loan prepayment fees collected from our portfolio companies. Other interest income was primarily income from interest earned on cash and cash equivalents held in interest bearing accounts. During 2009, we held lower average cash balances than 2008, and the interest bearing accounts had lower interest rates on which to earn income on such balances.

For the year ended December 31, 2009 and the ten month period ended December 31, 2008, our dollar-weighted average annualized yield on average loans was approximately 13.9% and 12.7%, respectively. We compute the yield on average loans as (i) total interest and other loan income (as described below) divided by (b) average gross loans receivable. We used month end loan balances during the period to compute average loans receivable. Since we commenced operations in March 2008, the results for the period ended December 31, 2008 were annualized.

Interest and other loan income, consisting of interest income and fees on loans, can fluctuate significantly upon repayment of large loans. Interest income from the five largest loans accounted for approximately 23% and 21% of total loan interest and fee income for the year ended December 31, 2009 and the period from March 4, 2008 (inception) to December 31, 2008, respectively.

Expenses

		March 4
	Year Ended	(Inception) to
	December 31,	December 31,
	2009	2008
	(in thousands)

Management fee expense	$2,202	$1,073
Interest expense	4,245	2,748
Professional fees	132	61
General and administrative	190	150

Total expenses	$6,769	$4,032

Total expenses for each period consisted principally of management fees and interest expense and, to a lesser degree, professional fees and general and administrative expenses. Interest expense, which includes the amortization of debt issuance costs, increased in 2009 from 2008 primarily from higher average outstanding debt balances on the Credit Facility, partially offset by lower rates charged on the Credit Facility due to lower level of the Credit Facility’s index rate, one-month LIBOR. Management fees are paid monthly in arrears based on the outstanding loan investments. The increase in management fees paid was primarily due to an increase in the average loan portfolio in 2009 from 2008 of $63 million to $109 million and a full 12 months of expense in 2009 compared to only 10 months in 2008. Professional fees and general and administrative expenses include legal, consulting and accounting fees, insurance premiums, and miscellaneous other expenses, which increased because of the longer period in 2009.

Net Realized Gains and Net Unrealized Gain (Loss) on Warrants

The following is a summary of net realized gains and net unrealized gain (loss) on warrants for the year ended December 31, 2009 and for the period ended December 31, 2008:

		March 4
	Year Ended	(Inception) to
	December 31,	December 31,
	2009	2008
	(in thousands)

Net realized gains on warrants	$138	$22
Net unrealized gain (loss) on warrants	$892	$(73)

For the year ended December 31, 2009 and the period ended December 31, 2008, net realized gains on warrants resulted from the exercise of warrants in each period in connection with portfolio company merger transactions. Net unrealized gain (loss) on warrants is the difference between the net change in warrant fair values from the prior determination date and the reversal of previously recorded unrealized gain or loss when gains or losses are realized.

Liquidity and Capital Resources

To date, our primary sources of capital have been from our Credit Facility with WestLB AG, New York Branch, as more fully described in “Borrowings” below and from the private placement for $50 million of equity capital we completed on March 4, 2008.

At March 31, 2010 and December 31, 2009, we had cash and cash equivalents of approximately $19.1 million and $9.9 million, respectively. As of March 31, 2010 and December 31, 2009, we had available borrowing capacity of approximately $74.8 million and $85.8 million, respectively, under the Credit Facility, subject to existing terms and advance rates. We primarily invest available cash in interest bearing money market accounts.

For the three months ended March 31, 2010 and 2009, net cash provided by operating activities totaled approximately $1.9 million and $1.6 million, respectively. The increase in 2010 was primarily due to higher income from operations in 2010. For the year ended December 31, 2009 and for the period ended December 31, 2008, net cash provided by operating activities totaled approximately $8.0 million and $4.1 million, respectively. The increase in 2009 was primarily due to higher income from operations in 2009.

For the three months ended March 31, 2010 and 2009, net cash used in investing activities totaled approximately $3.7 million and $12.7 million, respectively. The decrease is primarily due to a higher level of scheduled loan repayments compared to 2009. Net cash used in investing activities for the year ended December 31, 2009 and for the period ended December 31, 2008, totaled approximately $18.6 million and $94.0 million, respectively. The reduction in cash used in investing activities in 2009 was largely due to the reduced level of new loans funded in 2009 as well as a higher level of scheduled loan repayments and unscheduled loan prepayments in 2009 as the portfolio continued to grow and mature.

For the three months ended March 31, 2010 and 2009, net cash provided by financing activities totaled $11.1 million and $6.6 million, respectively. This increase was due to a higher level of net new borrowings under the Credit Facility to fund new loan investments and to maximize the full availability under the Credit Facility. Net cash provided by financing activities totaled $.5 million and $109.9 million for the year ended December 31, 2009 and for the period ended December 31, 2008, respectively. Higher cash flows in 2008 were primarily due to the initial equity capital contribution to us as well as net new borrowings under the Credit Facility to fund new loan investments. Lower cash provided by financing activities in 2009 reflects the use of loan repayments from existing loans to fund new loans rather than drawing additional amounts under the Credit Facility. Because we believe we had sufficient capital in 2009, we did not raise additional capital during the year.

We intend to generate additional cash primarily from additional borrowings under the current Credit Facility as well as from cash flows from operations. Our primary use of available funds will be investments in portfolio companies and cash distributions to holders of our common stock. After we have used our current capital resources, including the net proceeds from this offering, we expect to opportunistically raise additional capital as needed and subject to market conditions to support our future growth through future equity offerings, issuances of senior securities and/or future borrowings, to the extent permitted by the 1940 Act. To the extent we determine to raise additional equity through an offering of our common stock at a price below net asset value, existing investors will experience dilution.

In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders all or substantially all of our income except for certain net capital gains. In addition, as a business development company, we generally will be required to meet a coverage ratio of 200%. This requirement will limit the amount that we may borrow. Upon the receipt of the net proceeds from this offering, we will be in compliance with the asset coverage ratio under the 1940 Act.

If we receive approval to license an SBIC, we will have the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the Small Business Investment Act and the SBA rules applicable to SBICs, an SBIC can have outstanding at any time debentures guaranteed by the SBA generally in an amount up to twice its regulatory capital, which generally is the amount raised from private investors. The maximum statutory limit on the dollar amount of outstanding debentures guaranteed by the SBA issued by a single SBIC or group of SBICs under common control as of December 31, 2009, was $150 million (which amount is subject to increase on an annual basis based on cost of living index increases).

Borrowings

We, through our wholly owned subsidiary, Credit I, entered into a revolving credit facility (the “Credit Facility”) with WestLB AG, New York Branch as Lender (“WestLB”) effective March 4, 2008. Per this agreement, base rate borrowings bear interest at one-month LIBOR (0.25%, 0.23% and 0.44% as of March 31, 2010, December 31, 2009 and December 31, 2008, respectively) plus 2.50%. In          , 2010, we received consent from WestLB to amend and restate our Credit Facility to allow for the change of control that occurs upon the completion this offering. The facility size will be $125 million upon the completion of this offering. All other terms and conditions of the Credit Facility will remain the same upon the completion of the offering.

We may request advances under the Credit Facility (the “Revolving Period”) through March 4, 2011, unless the Revolving Period is extended upon Credit I’s request and upon mutual agreement of WestLB and Credit I. After the Revolving Period, we may not request new advances and we must repay the outstanding advances under the Credit Facility as of such date at such times and in such amounts as are necessary to maintain compliance with the terms and conditions of the Credit Facility, particularly the condition that the principal balance of the Credit Facility does not exceed seventy-five percent (75%) of the aggregate principal balance of our eligible loans to our portfolio companies. All outstanding advances under the Credit Facility are due and payable on March 4, 2015 (“Maturity Date”), unless such date is extended upon Credit I’s request and upon mutual agreement of WestLB and Credit I.

The Credit Facility is collateralized by loans held by Credit I and permits an advance rate of up to 75% of eligible loans. The Credit Facility contains certain customary affirmative and negative covenants, including covenants that restrict certain of our subsidiaries’ ability to make loans to, or investments in, third parties (other than technology loans and warrants or other equity participation rights), pay dividends and distributions, incur additional indebtedness and engage in mergers or consolidations. The Credit Facility also restricts certain of our subsidiaries’ and our Advisor’s ability to create liens on the collateral securing the Credit Facility, permit additional negative pledges on such collateral and change the business currently conducted by them. The Credit Facility contains events of default, including upon the occurrence of a change of control, and contains certain financial covenants that among other things, require Compass Horizon to maintain a minimum net worth, for fiscal year 2010 and after, equal to the minimum net worth amount for 2009 plus 50% of Compass Horizon’s cumulative positive net income for fiscal year 2010 on and after December 31, 2010, and require our Advisor to maintain a minimum net worth, for fiscal year 2010 and after, equal to the greater of (i) $1 million or (ii) the 2009 minimum net worth amount plus 50% of the cumulative positive net income for each fiscal year. The Credit Facility also includes borrower concentration limits which include limitations on the amount of loans to companies in particular industries sectors and also restrict certain terms of the loans. At March 31, 2010, based on qualifying assets of Credit I, we had borrowing capacity of approximately $75.8 million, and had actual borrowings outstanding of $75.2 million on the Credit Facility.

Interest Rate Swaps and Hedging Activities

In 2008, we entered into two interest rate swap agreements, which we collectively refer to as the “Swaps,” with WestLB, fixing the rate of $10 million at 3.58% and $15 million at 3.2% on the first advances of a like amount of variable rate Credit Facility borrowings. The interest rate swaps expire in October 2011 and October 2010, respectively. The Swaps are designated as cash flow hedges and are anticipated to be highly effective. These Swaps are derivatives and were designated as hedging instruments at the initiation of the Swaps, and we have applied cash flow hedge accounting.

At March 31, 2010 and December 31, 2009, the Swaps have been reflected at fair value as a liability on the consolidated balance sheet and the corresponding unrealized loss on the Swaps is reflected in “accumulated other comprehensive loss,” in members’ capital, totaling $.7 million and $0.8 million, respectively. No ineffectiveness on the Swaps was recognized during the three month period ended March 31, 2010 or the year ended December 31, 2009. During the three months ended March 31, 2010 and year ended December 31, 2009, $0.2 million and $0.8 million, respectively, was reclassified from accumulated other comprehensive loss into interest expense, and at March 31, 2010, $0.6 million is expected to be reclassified in the next twelve months.

Off-Balance Sheet Arrangements

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded commitments may be significant from time to time. As of March 31, 2010, we had unfunded commitments of approximately $16.7 million. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. We intend to use primarily cash flows from operations and our Credit Facility to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

Contractual Obligations

In addition to the Credit Facility, we have certain commitments pursuant to our Investment Management Agreement entered into with Horizon Technology Finance Management LLC, our Advisor. We have agreed to pay a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. Payments under the Investment Management Agreement are equal to (1) a base management fee equal to a percentage of the value of our average gross assets and (2) a two-part incentive fee. See “Investment Management and Administration Agreements.” We have also entered into a contract with our Advisor to serve as our administrator. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Advisor’s overhead in performing its obligation under the agreement, including rent, fees, and other expenses inclusive of our allocable portion of the compensation of our chief financial officer and any administrative staff. See “Administration Agreement.”

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. During the periods covered by our financial statements, the interest rates on the loans within our portfolio were all at fixed rates, or floating rates with a floor, and we expect that our loans in the future will also have primarily fixed interest rates. The initial commitments to lend to our portfolio companies are usually based on a floating LIBOR index and typically have interest rates that are fixed at the time of the loan funding and remain fixed for the term of the loan.

Our Credit Facility has a floating interest rate provision based on a LIBOR index which resets daily, and we expect that, other than any SBIC debenture program debt, any other credit facilities into which we enter in the future may have floating interest rate provisions. We have used hedging instruments in the past to protect us against interest rate fluctuations and we may use them in the future. Such instruments may include swaps, futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

Because we currently fund, and will continue to fund, our investments with borrowings, our net income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by floating rate assets in our investment portfolio.

Income Taxes

For the periods presented our predecessor was a limited liability company and, as a result, all items of income and expense were passed through to, and were generally reportable on, the tax returns of the respective members of the limited liability company. Therefore, no federal or state income tax provision has been recorded.

Recent Accounting Pronouncements

On July 1, 2009, the Accounting Standards Codification (“ASC”) became the Financial Accounting Standards Board’s (“FASB”) single source of authoritative U.S. accounting and reporting standards applicable to all public and non-public non-governmental entities, superseding existing authoritative principles and related literature. The adoption of the ASC changed the applicable citations and naming conventions used when referencing generally accepted accounting principles in our financial statements.

The FASB issued new guidance on accounting for uncertainty in income taxes. We adopted this new guidance for the year ended December 31, 2009. Management evaluated all tax positions and concluded that there are no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance.

In March 2008, the FASB issued guidance related to disclosures about derivative instruments and hedging activities. This guidance requires enhanced disclosures of an entity’s derivative instruments and hedging activities and their effects on the entity’s financial position, financial performance and cash flows. We adopted this guidance in 2009.

In April 2009, the FASB issued guidance which addressed concerns that fair value measurements emphasized the use of an observable market transaction even when that transaction may not have been orderly or the market for that transaction may not have been active. This guidance relates to the following: (a) determining when the volume and level of activity for the asset or liability has significantly decreased; (b) identifying circumstances in which a transaction is not orderly; and (c) understanding the fair value measurement implications of both (a) and (b). We adopted this new guidance in 2009, and the adoption had no impact on our financial statements.

In February 2010, the FASB issued guidance which amends the existing guidance related to fair value measurements and disclosures. The amendments will require the following new fair value disclosures:

•	Separate disclosure of the significant transfers in and out of Level 1 and Level 2 fair value measurements, and a description of the reasons for the transfers.

•	In the roll forward of activity for Level 3 fair value measurements (significant unobservable inputs), purchases, sales, issuances, and settlements should be presented separately (on a gross basis rather than as one net number).

In addition, the amendments clarify existing disclosure requirements, as follows:

•	Fair value measurements and disclosures should be presented for each class of assets and liabilities within a line item in the balance sheet.

•	Reporting entities should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3.

The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures included in the roll forward of activity for Level 3 fair value measurements, for which the effective date is for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. We adopted the applicable provisions of this new guidance for the three months ended March 31, 2010.

In June 2009, the FASB issued guidance which modifies certain guidance relating to transfers and servicing of financial assets. This guidance eliminates the concept of qualifying special purpose entities, provides guidance as to when a portion of a transferred financial asset can be evaluated for sale accounting, provides additional guidance with regard to accounting for transfers of financial assets and requires additional disclosures. This guidance is effective for us as of January 1, 2010, with adoption applied prospectively for transfers that occur on and after the effective date. The adoption of this guidance did not have an impact on our financial statements.

BUSINESS

General

We are an externally-managed, non-diversified closed-end management investment company that intends to file an election to be regulated as a business development company under the 1940 Act. In addition, we intend to elect to be treated, and intend to qualify, as a RIC, under Subchapter M of the Code, commencing with our taxable year ending December 31, 2010. We were formed to continue and expand the business of Compass Horizon which was formed in January 2008 and commenced operations in March 2008 and will become our wholly owned subsidiary in connection with this offering. Our Advisor manages our day-to-day operations and also provides all administrative services necessary for us to operate. We invest in development-stage companies in the technology, life science, healthcare information and services, and cleantech industries, which we refer to as our “Target Industries.” Our investment objective is to generate current income from the loans we make and capital appreciation from the warrants we receive when making such loans. We make secured loans, which we refer to as “Technology Loans,” to development-stage companies backed by established venture capital and private equity firms in our Target Industries, which we refer to as “Technology Lending.” To a limited extent, we also selectively lend to publicly traded companies in our Target Industries.

We lend to private companies following or in connection with their receipt of a round of venture capital and private equity financing, primarily providing secured working capital loans, secured revolving loans and secured equipment loans that are secured by all or a portion of the tangible and intangible assets of the applicable portfolio company. We will seek to invest, under normal circumstances, most of the value of our total assets (including the amount of any borrowings for investment purposes) in our Target Industries.

Our existing loan portfolio will continue to generate revenue for us. We believe our existing investment portfolio has performed well since its inception notwithstanding the economic downturn starting in 2008 and continuing through 2009, and we have no realized losses (charge-offs) in our loan portfolio since we commenced operations in March 2008. Our existing portfolio of investments and loan commitments provide the following benefits:

•	Interest income from the portfolio will provide immediate income and cash flow allowing for potential near term dividends to our stockholders;

•	Capital gains from warrants to purchase either common stock or preferred stock received from our existing investments are expected to be realized sooner than if we were beginning our initial investment operations without an existing portfolio of earning assets; and

•	Warrants to purchase either common stock or preferred stock issued to us through the economic downturn have exercise prices at relatively lower valuations due to the depressed equity and debt markets in 2008 and 2009.

Our Strategy

Our investment objective is to maximize our investment portfolio’s total return by generating current income from the loans we make and capital appreciation from the warrants we receive when making such loans. We believe our Advisor has demonstrated that its expertise in debt product development, transaction sourcing, its knowledge of our Target Industries, and its disciplined underwriting process create value for our investors. We believe that this expertise results in returns that exceed those typically available from more traditional commercial finance products (such as equipment leasing or middle market lending) while mitigating the risks typically associated with investments in development-stage technology companies.

To further implement our business strategy, our Advisor will continue to employ the following core strategies:

•	Structured Investments in the Venture Capital and Private Equity Markets. We make loans to development-stage companies within our Target Industries typically in the form of secured amortizing loans. The secured amortizing debt structure provides a lower risk strategy, as compared to equity investments, to participate in the emerging technology markets, because the debt structures we typically utilize provide collateral against the downside risk of loss, provide return of capital in a much shorter timeframe through current pay interest and amortization of loan principal and have a senior position in the capital structure to equity in the case of insolvency, wind down or bankruptcy. Unlike venture capital and private equity-backed investments, our investment returns and return of our capital do not require equity investment exits such as mergers and acquisitions or initial public offerings. Instead, we receive returns on our loans primarily through regularly scheduled payments of principal and interest and, if necessary, liquidation of the collateral supporting the loan. Only the potential gains from warrants are dependent upon exits.

•	“Enterprise Value” Lending. We and our Advisor take an enterprise value approach to the loan structuring and underwriting process. “Enterprise value” is the value that a portfolio company’s most recent investors place on the portfolio company or “enterprise.” The value is determined by multiplying (x) the number of shares of common stock of the portfolio company outstanding on the date of calculation, on a fully diluted basis (assuming the conversion of all outstanding convertible securities and the exercise of all outstanding options and warrants), by (y) the price per share paid by the most recent purchasers of equity securities of the portfolio company. We secure a senior or subordinated lien position against the enterprise value of a portfolio company and generally our exposure is less than 25% of the enterprise value and we obtain pricing enhancements in the form of warrants and other “success-based” fees that build long-term asset appreciation in our portfolio. These methods reduce the downside risk of Technology Lending. In instances when we do not obtain a lien on a portfolio company’s intellectual property, we obtain a covenant that such portfolio company will not grant a lien on such intellectual property to anyone else, thus ensuring that we have the right to share in the value of the portfolio company’s intellectual property and enterprise value in a downside scenario. “Enterprise value” lending requires an in-depth understanding of the companies and markets served. We believe that this in-depth understanding of how venture capital and private equity-backed companies in our Target Industries grow in value, finance that growth over time, and various business cycles can be carefully analyzed by Technology Lenders who have substantial experience, relationships and knowledge within the markets they serve. We believe the experience that our Advisor possesses gives us enhanced capabilities in making these qualitative “enterprise value” evaluations, which we believe can produce a high quality Technology Loan portfolio with enhanced returns for our stockholders.

•	Creative Products with Attractive Risk-Adjusted Pricing. Each of our existing and prospective portfolio companies has its own unique funding needs for the capital provided from the proceeds of our Technology Loans. These funding needs include, but are not limited to, funds for additional development runways, funds to hire or retain sales staff, or funds to invest in research and development in order to reach important technical milestones in advance of raising additional equity. Our loans include current pay interest, commitment fees, pre-payment fees and non-utilization fees. We believe we have developed pricing tools, structuring techniques and valuation metrics that satisfy our portfolio companies’ requirements while mitigating risk and maximizing returns on our investments.

•	Opportunity for Enhanced Returns. To enhance our loan portfolio returns, in addition to interest and fees, we obtain warrants to purchase the equity of our portfolio companies, as additional consideration for making loans. The warrants we obtain generally include a “cashless exercise” provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies has allowed us to participate in the equity appreciation of our portfolio companies which we expect will enable us to generate higher returns for our investors.

•	Direct Origination. We originate transactions directly with technology, life science, healthcare information and services, and cleantech companies. Since it commenced operations in 2004, our Advisor has directly originated more than 110 transactions resulting in over $650 million of Technology Loans. These transactions were referred to our Advisor from a number of sources, including referrals from, or direct solicitation of, venture capital and private equity firms, portfolio company management teams, legal firms, accounting firms, investment banks and other lenders that represent companies within our Target Industries. Our Advisor has been the sole or lead originator in substantially all transactions in which the funds it managed have invested.

•	Disciplined and Balanced Underwriting and Portfolio Management. We use a disciplined underwriting process that includes obtaining information validation from multiple sources, extensive knowledge of our

Target Industries, comparable industry valuation metrics, and sophisticated financial analysis related to development-stage companies. Our Advisor’s due diligence on investment prospects includes obtaining and evaluating information on the prospective portfolio company’s technology, market opportunity, management team, fund raising history, investor support, valuation considerations, financial condition and projections. We seek to balance our investment portfolio to reduce the risk of down market cycles associated with any particular industry or sector, development-stage or geographic area. Our Advisor employs a “hands on” approach to portfolio management requiring private portfolio companies to provide monthly financial information and to participate in regular updates on performance and future plans.

•	Use of Leverage; SBA Debenture Program. We believe our existing credit facility provides us with a substantial amount of capital for deployment into new investment opportunities. Since its inception, Compass Horizon has employed leverage to increase its return on equity through the Credit Facility. The Credit Facility, pursuant to which we expect to be able to borrow up to $125 million upon completion of this offering, matures on March 4, 2015. The Credit Facility will begin to amortize on March 4, 2011. In addition, on July 14, 2009, our Advisor received a letter, which we refer to as the “Move Forward Letter,” from the Investment Division of the SBA that invited our Advisor to continue moving forward with the licensing of a small business investment company, or “SBIC.” Although our application to license this entity as a small business investment company with the SBA is subject to SBA approval, we remain cautiously optimistic that our Advisor will complete the licensing process. To the extent that our Advisor receives an SBIC license, we expect to form an SBIC subsidiary which will issue SBA-guaranteed debentures at long-term fixed rates, subject to the required capitalization of the SBIC subsidiary. Under the regulations applicable to SBICs, an SBIC generally may have outstanding debentures guaranteed by the SBA in an aggregate amount of up to twice its regulatory capital. Regulatory capital generally equates to the amount of an SBIC’s equity capital. The SBIC regulations currently limit the amount that the SBIC subsidiary would be permitted to borrow to a maximum of $150 million. This means that the SBIC subsidiary could access the full $150 million maximum available if it were to have $75 million in regulatory capital. However, we would not be required to capitalize our SBIC subsidiary with $75 million and may determine to capitalize it with a lesser amount. In addition, if we are able to obtain financing under the SBIC program, the SBIC subsidiary will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. In connection with the filing of the SBA license application, we will be applying for exemptive relief from the SEC to permit us to exclude the debt of the SBIC subsidiary guaranteed by the SBA from the consolidated asset coverage ratio, and, if obtained, will enable us to fund more investments with debt capital. However, there can be no assurance that we will be granted an SBIC license or that if granted it will be granted in a timely manner or that we will receive the exemptive relief from the SEC. Based upon an analysis of our Advisor’s loan originations since inception, as further evidenced by the Move Forward Letter, Technology Lending is an appropriate use of the SBA debenture program.

•	Customized Loan Documentation Process. Our Advisor employs an internally managed documentation process that assures that each loan transaction is documented using our “enterprise value” loan documents specifically tailored to each transaction. Our Advisor uses experienced in-house senior legal counsel to oversee the documentation and negotiation of each of our transactions.

•	Active Portfolio Management. Because many of our portfolio companies are privately held, development-stage companies in our Target Industries, our Advisor employs a “hands on” approach to its portfolio management processes and procedures. Our Advisor requires the private portfolio companies to provide monthly financial information, and our Advisor participates in quarterly discussions with the management and investors of our portfolio companies. Our Advisor prepares monthly management reporting and internally rates each portfolio company.

•	Portfolio Composition. Monitoring the composition of the portfolio is an important component of the overall growth and portfolio management strategy. Our Advisor monitors the portfolio regularly to avoid undue focus in any sub-industry, stage of development or geographic area. By regularly monitoring the portfolio for these factors we attempt to reduce the risk of down market cycles associated with any particular industry, development-stage or geographic area.

Market Opportunity

Our Target Industries.  We intend to focus our investments primarily in four key industries of the emerging technology market: technology, life science, healthcare information and services, and cleantech. The technology industry sectors we intend to focus on include communications, networking, wireless communications, data storage, software, cloud computing, semiconductor, internet and media, and consumer-related technologies. Life science sectors we intend to focus on include biotechnology, drug delivery, bioinformatics, and medical devices. Healthcare information and services sectors we intend to focus on include diagnostics, medical record services and software, and other healthcare related services and technologies that improve efficiency and quality of administered healthcare. Cleantech sectors we intend to focus on include alternative energy, water purification, energy efficiency, green building materials, and waste recycling.

Technology Lending.  We believe that Technology Lending has the potential to achieve enhanced returns that are attractive notwithstanding the increased level of risk associated with lending to development-stage companies. Potential benefits include:

•	Higher Interest Rates. Technology Loans typically bear interest at rates that exceed the rates that would be available to portfolio companies if they could borrow in traditional commercial financing transactions. We believe these rates provide a risk-adjusted return to lenders compared with other types of debt investing and provide a significantly less expensive alternative to equity financing for development-stage companies.

•	Loan Support Provided by Cash Proceeds from Equity Capital Provided by Venture Capital and Private Equity Firms. In many cases, a Technology Lender makes a Technology Loan to a portfolio company in conjunction with, or immediately after, a substantial venture capital or private equity investment in the portfolio company. This equity capital investment supports the loan by initially providing a source of cash to fund the portfolio company’s debt service obligations. In addition, because the loan ranks senior in priority of payment to the equity capital investment, the portfolio company must repay that debt before the equity capital investors realize a return on their investment. If the portfolio company subsequently becomes distressed, its venture capital and private equity investors will likely have an incentive to assist it in avoiding a payment default, which could lead to foreclosure on the secured assets. We believe that the support of venture capital and private equity investors increases the likelihood that a Technology Loan will be repaid.

•	Relatively Rapid Amortization of Loans. Technology Loans typically require that interest payments begin within one month of closing, and principal payments begin within twelve months of closing, thereby returning capital to the lender and reducing the capital at risk with respect to the investment. Because Technology Loans are typically made at the time of, or soon after, a portfolio company completes a significant venture capital or private equity financing, the portfolio company usually has sufficient funds to begin making scheduled principal and interest payments even if it is not then generating revenue and/or positive cash flow. If a portfolio company is able to increase its “enterprise value” during the term of the loan (which is typically between 24 and 48 months), the lender may also benefit from a reduced loan-to-value ratio, which reduces the risk of the loan.

•	Senior Ranking to Equity and Collateralization. A Technology Loan is typically secured by some or all of the portfolio company’s assets, thus making the loan senior in priority to the equity invested in the portfolio company. In many cases, if a portfolio company defaults on its loan, the value of this collateral will provide the lender with an opportunity to recover all or a portion of its investment. Because holders of equity interests in a portfolio company will generally lose their investments before the Technology Lender experiences losses, we believe that the likelihood of losing all of our invested capital in a Technology Loan is lower than would be the case with an equity investment.

•	Potential Equity Appreciation Through Warrants. Technology Lenders are typically granted warrants in portfolio companies as additional consideration for making Technology Loans. The warrants permit the Technology Lender to purchase equity securities of the portfolio companies at the same price paid by the portfolio company’s investors for such preferred stock in the most recent or next equity round of the portfolio company’s financing. Historically, warrants granted to Technology Lenders have generally had a term of ten years and been in dollar amounts equal to between 5% and 20% of the principal loan amount. Warrants provide Technology Lenders with an opportunity to participate in the potential growth in value of the portfolio company, thereby increasing the potential return on investment.

We believe that Technology Lending also provides an attractive financing source for portfolio companies, their management teams and their equity capital investors, because of the following:

•	Technology Loans are Typically Less Dilutive than Venture Capital and Private Equity Financing. Technology Loans allow a company to access the cash necessary to implement its business plan without diluting the existing investors in the company. Typically, the warrants or other equity securities issued as part of a Technology Lending transaction result in only minimal dilution to existing investors as compared to the potential dilution of a new equity round of financing.

•	Technology Loans Extend the Time Period During Which a Portfolio Company Can Operate Before Seeking Additional Equity Financing. By using a Technology Loan, development-stage companies can postpone the need for their next round of equity financing, thereby extending their cash available to fund operations. This delay can provide portfolio companies with additional time to improve technology, achieve development milestones and, potentially, increase the company’s valuation before seeking more equity investments.

•	Technology Loans Allow Portfolio Companies to Better Match Cash Sources with Uses. Debt is often used to fund infrastructure costs, including office space and laboratory equipment. The use of debt to fund infrastructure costs allows a portfolio company to spread these costs over time, thereby conserving cash at a stage when its revenues may not be sufficient to cover expenses. Similarly, working capital financing may be used to fund selling and administrative expenses ahead of anticipated corresponding revenue. In both instances, equity capital is preserved for research and development expenses or future expansion.

Market Size.  Our Advisor estimates, based upon our 16 years of experience making Technology Loans to companies in our Target Industries, that during such period the ratio of the aggregate principal amount of debt investments made to the aggregate capital invested by venture capital investors has been approximately 10% to 20%. According to Dow Jones VentureSource, $21.4 billion of venture capital equity was invested in companies in our Target Industries during 2009. Accordingly, based on our Advisor’s past experience, we would estimate that the size of the Technology Loan market for 2009 was in the range of approximately $2.1 billion to $4.2 billion. We believe that the market for Technology Loans should grow over the next several years based upon several factors. We believe the level of venture capital investment for 2009 is at a cyclical low, as shown by the $32.2 billion and $31.0 billion of venture capital investment for 2007 and 2008, respectively, as reported by DowJones VentureSource. We believe that the comparable period of 2009 in the venture capital investment cycle is 2003, because 2003 represented the last period of decline in the amount of venture capital investment following the burst of the technology bubble in 2000. Venture capital investment steadily increased from $22.9 billion in 2004 to $32.2 billion in 2007 as, reported by Dow Jones VentureSource, representing a compounded annual growth rate of 8.9% for that period. Our belief that 2009 was a low point in the venture capital investment cycle is further supported by the fact that the amount of venture capital investment in the last three quarters of 2009 increased from a 13 year low of $4.2 billion in the first quarter of 2009 to $5.6 billion in the second quarter of 2009, $5.4 billion in the third quarter of 2009, and $6.2 billion in the fourth quarter of 2009. The potential for future growth in the market for Technology Loans is also supported by the fact that, according to Dow Jones VentureSource, there was $17 billion of liquidity events related to M&A and IPO activity for companies in our Target Industries in 2009, of which $7.3 billion was generated in the fourth quarter, representing 44% of the total activity for the year. This not only returns capital to investors which can be reinvested in venture capital investments, but also makes venture capital a more attractive investment class to investors, thus attracting additional capital. In addition, nearer term exits for venture capital investors, reinforces Technology Loans as a cheaper financing alternative than venture capital for companies in our Target Industries and their investors, thus driving up demand for Technology Loans.

Portfolio Company Valuations.  According to Dow Jones VentureSource, from 2007 through 2009 valuations of existing companies in our Target Industries significantly decreased, as they did for most asset classes. We believe this decrease was due to general macroeconomic conditions, including lower demand for products and services, lack of availability of capital and investors’ decreased risk tolerance. We believe the decrease in valuations in our Target Industries caused by macroeconomic factors may present a cyclical opportunity to participate in warrant gains in excess of those which are typically experienced by Technology Lenders. Our future portfolio companies may not only increase in value due to their successful technology development and/or revenue growth, but as macroeconomic conditions improve, valuations may also increase due to the general increase in demand for goods and services, the greater availability of capital and an increase in investor risk tolerance. An example of the positive and negative macroeconomic impact on valuations last occurred in the years between 2001 and 2005. Following the macroeconomic impact of the technology downturn of 2001 and the events of “9/11”, according to Dow Jones VentureSource, median valuations for venture capital backed technology-related financing fell from $25 million at December 2000 to $10 million at January 2003, but by December 2005, median valuations for venture capital backed technology related financings had risen to $15 million.

Competitive Strengths

We believe that we, together with our Advisor, possess significant competitive strengths, including:

Consistently execute commitments and close transactions.  Our Advisor and its senior management and investment professionals have an extensive track record of originating, underwriting and closing Technology Loans. Our Advisor has directly originated, underwritten, and managed more than 110 Technology Loans with an aggregate original principal amount of $650 million since it commenced operations in 2004 to the present. In our experience, prospective portfolio companies prefer lenders that have demonstrated their ability to deliver on their commitments. Our Advisor’s ability to deliver on its commitments has resulted in satisfied portfolio companies, management teams and venture capital and private equity investors and created an extensive base of transaction sources and references for our Advisor.

Robust direct origination capabilities.  Our Advisor’s managing directors each have significant experience originating Technology Loans in our Target Industries. This experience has given each managing director a deep knowledge of our Target Industries and, assisted by their long standing working relationships with our Advisor’s senior management and our Advisor’s brand name recognition in our market, has resulted in a steady flow of high quality investment opportunities that are consistent with the strategic vision and expectations of our Advisor’s senior management. The combination of the managing directors’ experience and their close working relationship with our Advisor’s senior management, together with the extensive base of transaction sources and references generated by our Advisor’s active participation in the Technology Lending market, has created an efficient marketing and sales organization.

Access to capital.  Since it commenced operations in 2004, our Advisor has always had access to capital which allowed it to consistently offer Technology Loans to companies in our Target Industries, including offering loans through Compass Horizon during the difficult economic markets of 2008 and 2009. Our Advisor’s demonstrated access to capital, including through the Credit Facility, has created awareness among companies in our Target Industries of our Advisor’s consistent ability to make Technology Loans without interruption in all market conditions, thus making our Advisor a trusted source for Technology Loans to companies, their management teams and their venture capital and private equity investors.

Highly experienced and cohesive management team.  Our Advisor has had the same senior management team of experienced professionals since its inception, thereby creating awareness among companies in our Target Industries, their management and their investors that prospective portfolio companies of Horizon will receive consistent and predictable service, in terms of available loan products and economic terms, underwriting requirements, loan closing process and portfolio management. This consistency allows companies, their management teams and their investors to predict likely outcomes when expending resources in seeking and obtaining Technology Loans from us. Companies may not have the same level of predictability when dealing with other lenders in the Technology Lending market. Our Advisor is led by five senior managers, including its two co-founders, Robert D. Pomeroy, Jr., our Chief Executive Officer, and Gerald A. Michaud, our President, each of whom has more than 23 years of experience in Technology Lending. Christopher M. Mathieu, our SVP and Chief Financial Officer, has more than 16 years of Technology Lending experience, and each of John C. Bombara, our SVP and General Counsel, and Daniel S. Devorsetz, our SVP and Chief Credit Officer, has more than nine years experience in Technology Lending. Our Advisor has an additional eight experienced professionals with marketing, legal, accounting, and portfolio management experience in Technology Lending. The co-founders and some of the team have worked together for over 16 years during which they started, built and managed Technology Lending businesses for GATX Ventures, Inc., Transamerica Technology Finance and Financing for Science International. In addition to originating and managing loans and investments on behalf of Compass Horizon, our Advisor has originated and managed loans and investments on behalf of several other externally managed private funds. Since our Advisor commenced operations in 2004 through December 31, 2009, our Advisor has originated over $650 million of investments to 110 companies in our Target Industries. As of the date of this prospectus, only the Compass Horizon fund is actively making new investments.

Relationships with venture capital and private equity investors.  Our Advisor’s senior management team and managing directors have developed a comprehensive knowledge of the venture capital and private equity firms and their partners that participate in our Target Industries. Because of our Advisor’s senior management and managing directors’ demonstrated history of delivering loan commitments and value to many of these firms’ portfolio companies, our Advisor has developed strong relationships with many of these firms and their partners. The strength and breadth of our Advisor’s venture capital and private equity relationships would take considerable time and expense to develop. We will rely on these relationships to implement our business plan.

Well-known brand name.  Our Advisor has originated over $650 million in Technology Loans to more than 110 companies in our Target Industries under the “Horizon Technology Finance” brand. Each of these companies is backed by one or more venture capital or private equity firms, thus creating a network of Target Industry companies and equity sponsors who know of, and have worked with, “Horizon Technology Finance.” In addition, our Advisor has attended, participated in, or moderated venture lending or alternative financing panel sessions at venture capital, technology, life sciences and other industry related events over the past six years. This pro-active participation in the lending market for our Target Industries has created strong and positive brand name recognition for our Advisor. We believe that the “Horizon Technology Finance” brand is a competent, knowledgeable and active participant in the Technology Lending marketplace and will continue to result in a significant number of referrals and prospective investment opportunities in our Target Industries.

Demonstrated track record with strong returns.  Our Advisor’s senior managers collectively have also originated, underwritten, and managed more than 440 Technology Loans with an aggregate commitment of more than $1.0 billion from 1993 to 2003 at other organizations including, GATX Ventures, Inc., Transamerica Technology Finance and Financing for Science International. The success of our Advisor’s track record in both up and down business cycles, as described more fully elsewhere in this prospectus, is a result of our Advisor’s knowledge base and its processes developed from its Technology Lending experience. Our Advisor’s developed knowledge base and processes include its unique investment criteria, its creation of an efficient and successful origination process, its establishment of back office operations, its knowledge of staffing needs, its legal, regulatory and institutional compliance knowledge and processes, its designation of specific roles for its investment team members, and its processes for the underwriting, documenting and monitoring of a portfolio of Technology Loans.

Flexibility of capital.  With our Advisor’s experience in structuring and managing Technology Loans, our Advisor has provided, and we expect to provide, loan terms to portfolio companies in our Target Industries that provide more value to a portfolio company than loan terms that would otherwise be available from other commercial lenders or other Technology Loan providers. We may be able to offer flexible terms on interest rates, warrant coverage, repayment schedules, advances based upon development milestones, interest only periods, and deferred principal payments that provide valuable flexibility during times of our portfolio companies’ critical cash needs without significantly increasing capital risk. To the extent that additional risk is taken, we may adjust our returns for such risk by obtaining additional commitment, success and non use fees and additional warrants. We expect that allowing our portfolio companies more flexible loan terms will allow our portfolio companies to be successful, while allowing us to achieve more favorable economic returns than are available in traditional commercial financing transactions.

Disciplined underwriting and monitoring process with focus on preservation of capital.  Our Advisor’s investment process focuses first on capital preservation. The investment process for each proposed transaction involves conducting in depth due diligence, including meeting with the prospective portfolio company’s senior management team, gaining detailed understanding of the prospective portfolio company’s management team experience, its investors and its investors’ support for the prospective portfolio company, business plans, technology, markets, financial projections, fund raising history and future plans and the potential for warrant gains. The due diligence typically includes the use of independent verification with prospective portfolio company’s customers, investors, strategic partners and market research. The results of our Advisor’s due diligence for each proposed transaction are clearly documented in a comprehensive investment memorandum, which is then submitted to our Advisor’s investment committee. As a result of our focus on capital preservation, the principal amount of our loans is generally less than 25% of the enterprise value of the portfolio company.

Diverse investment portfolio.  Portfolio diversity is an important component to achieving successful returns for Technology Loans. Our Advisor intends to monitor our loan portfolio regularly to avoid undue focus in any industry, sector, stage of development or geographic area. By regularly monitoring the portfolio for these factors we will attempt to reduce the risk of down market cycles associated with any particular industry, sector, development-stage or geographic area.

Stages of Development of Venture Capital and Private Equity-backed Companies

Below is a typical development curve for a company in our Target Industries and the various milestones along the development curve where we believe a Technology Loan may be a preferred financing solution:

Investment Criteria

We have identified several criteria that we believe have proven, and will prove, important in achieving our investment objective with respect to prospective portfolio companies. These criteria provide general guidelines for our investment decisions. However, we caution you that not all of these criteria are met by each portfolio company in which we choose to invest.

Portfolio Composition.  We invest in venture capital and private equity-backed development-stage companies in our Target Industries. We have made, and plan to make, investments which will result in a portfolio of investments in companies that are diversified by their stage of development, their Target Industries and sectors of Target Industries, and their geographical location, as well as by the venture capital and private equity sponsors that support our portfolio companies.

Continuing Support from One or More Venture Capital and Private Equity Investors.  We typically invest in companies in which one or more established venture capital and private equity investors have previously invested and continue to make a contribution to the management of the business. We believe that established venture capital and private equity investors can serve as a committed partner and will assist their portfolio companies and their management teams in creating value.

Company Stage of Development.  While we invest in companies at various stages of development, we require that prospective portfolio companies be beyond the seed stage of development and have received at least their first round of venture capital or private equity financing. We expect a prospective portfolio company to demonstrate its ability to advance technology and increase its revenue and operating cash flow over time. The anticipated growth rate of a prospective portfolio company will be a key factor in determining the value that we ascribe to any warrants that we may acquire in connection with making debt investments.

Operating Plan.  We generally require that a prospective portfolio company, in addition to having sufficient access to capital to support leverage, demonstrate an operating plan capable of generating cash flows or the ability to raise the additional capital necessary to cover its operating expenses and service its debt. We expect that the enterprise value of a prospective portfolio company should substantially exceed the principal balance of debt borrowed by the company.

Liquidation Value of Assets.  The prospective liquidation value of the assets collateralizing our loans is an important factor in our credit analysis. We emphasize both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, networks and databases and future revenue streams. In some cases, rather than obtaining a lien on intellectual property we may receive a negative pledge covering a company’s intellectual property.

Terms.  Although terms vary based on the portfolio company and other conditions, the typical repayment term is between 24 and 48 months. The amortization schedule will vary, but there is typically some form of an interest only period and, in some cases, there is a balloon payment at the end of the term.

Warrants and Equity Participation Rights.  We generally receive warrants having terms consistent with the most recent or next round of venture capital and private equity capital financing. We do not view the upside appreciation potential of warrants as a means to mitigate risk, but rather to ensure that the compensation we receive is appropriate for the level of risk being undertaken. We also may seek to receive equity participation rights to invest in a future round of a portfolio company’s equity capital financing through direct capital investments in our portfolio companies. These opportunities to invest are at our option and we are not obligated to make such investments. Other than one investment for $100,000, we have not elected to exercise any equity participation rights.

Experienced Management of Portfolio Companies.  We generally require that our portfolio companies have a successful and experienced management team. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors.

Exit Strategy.  We analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our warrants or other equity interests. Liquidity events typically include an IPO or a sale of the company.

Investment Process

We believe that our Advisor’s team members are leaders in the Technology Lending industry and that the depth and breadth of experience of our Advisor’s investment professionals exceeds that of many of our competitors. Our Advisor has created an integrated approach to the loan origination, underwriting, approval and documentation process that effectively combines all of the skills of our Advisor’s professionals. This process allows our Advisor to achieve an efficient and timely closing of an investment from the initial contact with a prospective portfolio company through the close of documentation and funding of the investment, while ensuring that our Advisor’s rigorous underwriting standards are consistently maintained. During the investment process, several of our Advisor’s investment professionals are involved in the analysis, decision-making and documentation of prospective investments. After closing, our Advisor typically employs a “hands on” portfolio management process, regularly contacting our portfolio companies. Our Advisor also utilizes a proprietary credit rating system designed to effectively and efficiently assist our Advisor’s portfolio managers’ and senior management’s analysis of the credit quality of investments on an individual basis and a portfolio basis and our ability to allocate internal resources accordingly.

We believe that the high level of involvement by our Advisor’s staff in the various phases of the investment process allows us to minimize the credit risk while delivering superior service to our portfolio companies.

Origination.  Our Advisor’s loan origination process begins with its industry-focused regional managing directors who are responsible for identifying, contacting and screening prospects. The managing directors meet with key decision makers and deal referral sources such as venture capital and private equity firms and management teams and legal firms, accounting firms, investment banks and other lenders to source prospective portfolio companies. We believe our brand name and management team are well known within the Technology Lending community, as well as by many repeat entrepreneurs and board members of prospective portfolio companies. These broad relationships, which reach across the Technology Lending industry, give rise to a significant portion of our Advisor’s deal origination.

The responsible managing director of our Advisor obtains review materials from the prospective portfolio company and from those materials, as well as other available information, determines whether it is appropriate for our Advisor to issue a non-binding term sheet. The managing director bases this decision to proceed on his or her experience, the competitive environment and the prospective portfolio company’s needs and also seeks the counsel of our Advisor’s senior management and investment team.

Term Sheet.  If the managing director determines, after review and consultation with senior management, that the potential transaction meets our Advisor’s initial credit standards, our Advisor will issue a non-binding term sheet to the prospective portfolio company.

The terms of the transaction are tailored to a prospective portfolio company’s specific funding needs while taking into consideration market dynamics, the quality of the management team, the venture capital and private equity investors involved and applicable credit criteria, which may include the prospective portfolio company’s existing cash resources, the development of its technology and the anticipated timing for the next round of equity financing.

Underwriting.  Once the term sheet has been negotiated and executed and the prospective portfolio company has remitted a good faith deposit, the managing director will request additional due diligence materials from the prospective portfolio company and arrange for a due diligence visit.

Our Advisor typically requests the following information as part of the underwriting process:

•	annual and interim financial information;

•	capitalization tables showing details of equity capital raised and ownership;

•	recent presentations to investors or board members covering the portfolio company’s current status and market opportunity;

•	detailed business plan, including an executive summary and discussion of market opportunity;

•	detailed background on all members of management;

•	articles and papers written about the prospective portfolio company and its market;

•	detailed forecast for the current and subsequent fiscal year including monthly cash forecast;

•	information on competitors and the prospective portfolio company’s competitive advantage;

•	marketing information on the prospective portfolio company’s products, if any;

•	information on the prospective portfolio company’s intellectual property; and

•	introduction to the prospective portfolio company’s scientific advisory board and industry thought leaders.

Due Diligence.  The due diligence process includes a formal visit to the prospective portfolio company’s location and interviews with the prospective portfolio company’s senior management team including its Chief Executive Officer, Chief Financial Officer, Chief Scientific or Technology Officer, principal marketing or sales professional and other key managers. The process includes contact with key analysts that affect the prospective portfolio company’s business, including analysts that follow the technology market, thought leaders in our Target

Industries and important customers or partners, if any. Outside sources of information are reviewed, including industry publications, scientific and market articles, Internet publications, publicly available information on competitors or competing technologies and information known to our Advisor’s investment team from their experience in the technology markets.

A key element of the due diligence process is interviewing key existing investors in the prospective portfolio company, who are often also members of the prospective portfolio company’s board of directors. While these board members and/or investors are not independent sources of information, their support for management and willingness to support the prospective portfolio company’s further development are critical elements of our decision making process.

Investment Memorandum.  Upon completion of the due diligence process and review and analysis of all of the information provided by the prospective portfolio company and obtained externally, our Advisor’s assigned credit officer prepares an investment memorandum for review and approval.

The investment memorandum generally includes:

•	an investment thesis;

•	an overview of the prospective portfolio company and transaction;

•	a discussion of how much of the investment is at risk;

•	an analysis of why the investment is worth the risk;

•	a discussion of risks and mitigants;

•	a loan description;

•	an overview of the prospective portfolio company’s market, competition, products, technology, sales pipeline, management, intellectual property, etc.;

•	a discussion of venture capital and private equity sponsorship;

•	summary financial results;

•	projections and cash forecasts, including company forecasts and potential downside scenario projections; and

•	an exit valuation.

The investment memorandum is reviewed by our Advisor’s senior credit officer and submitted to our Advisor’s investment committee for approval.

Investment Committee.  Our board of directors delegates authority for all investment decisions to our Advisor’s investment committee. Our Advisor’s investment committee has made investment decisions for Compass Horizon as well as other affiliated funds. The investment committee currently consists of Robert D. Pomeroy, Jr., Gerald A. Michaud, Daniel S. Devorsetz and Kevin T. Walsh.

Our Advisor’s investment committee will be responsible for overall credit policy, portfolio management, approval of all investments, portfolio monitoring and reporting and managing of problem accounts. The committee will interact with the entire staff of our Advisor to review potential transactions and deal flow. This interaction of cross-functional members of our Advisor’s staff assures efficient transaction sourcing, negotiating and underwriting throughout the transaction process. Portfolio performance and current market conditions will be reviewed and discussed by the investment committee on a regular basis to assure that transaction structures and terms are consistent and current.

The portfolio manager responsible for the account will present any proposed transaction to the investment committee at its committee meeting. Other deal team members from our Advisor are encouraged to participate in the committee meeting, bringing market, transaction and competitive information to the decision making process. The investment decision must be approved by a majority of the committee and by both Mr. Pomeroy and Mr. Michaud.

Loan Closing and Funding.  Approved investments are documented and closed by our Advisor’s in-house legal and loan administration staff. Loan documentation is based upon standard templates created by our Advisor and is customized for each transaction to reflect the specific deal terms. The transaction documents typically include a loan and security agreement, warrant agreement and applicable perfection documents, including Uniform Commercial Code financing statements, and, as applicable, may also include a landlord agreement, patent and trademark security grants, a subordination agreement and other standard agreements for commercial loans in the Technology Lending industry. Funding requires final approval by our Advisor’s General Counsel, Chief Executive Officer or President, Chief Financial Officer and Chief Credit Officer.

Portfolio Management and Reporting.  Our Advisor maintains a “hands on” approach to maintain communication with our portfolio companies. At least quarterly, our Advisor contacts our portfolio companies for operational and financial updates by phone and performs onsite reviews on an annual basis. Our Advisor may contact portfolio companies deemed to have greater credit risk on a monthly basis. Our Advisor requires all private companies to provide financial statements on a monthly basis. For public companies, our Advisor typically relies on publicly reported quarterly financials. Our Advisor also typically receives copies of bank and security statements, as well as any other information required to verify reported financial information. Among other things, this allows our Advisor to identify any unexpected developments in the financial performance or condition of the company.

Our Advisor has developed a proprietary credit rating system to analyze the quality of our loans. Using this system, our Advisor analyzes and then rates the credit risk within the portfolio on a monthly basis. Each portfolio company is rated on a 1 through 4 scale, with 3 representing the rating for a standard level of risk. A rating of 4 represents an improved and better credit quality. A rating of 2 or 1 represents a deteriorating credit quality and increasing risk. Newly funded investments are typically assigned a rating of 3, unless extraordinary circumstances require otherwise. These investment ratings are generated internally by our Advisor, and we cannot guarantee that others would assign the same ratings to our portfolio investments or similar portfolio investments.

Our Advisor closely monitors portfolio companies rated a 1 or 2 for adverse developments. In addition, our Advisor has regular contact with the management, board of directors and major equity holders of these portfolio companies in order to discuss strategic initiatives to correct the deterioration of the portfolio company (e.g., cost reductions, new equity issuance or strategic sale of the business).

The table below describes each rating level:

Rating

4	The portfolio company has performed in excess of our expectations at underwriting as demonstrated by exceeding revenue milestones, clinical milestones, or other operating metrics or as a result of raising capital well in excess of our underwriting assumptions. Generally the portfolio company displays one or more of the following: its enterprise value greatly exceeds our loan balance; it has achieved cash flow positive operations or has sufficient cash resources to cover the remaining balance of the loan; there is strong potential for warrant gains from our warrants; and there is a high likelihood that the borrower will receive favorable future financing to support operations. Loans rated 4 are the lowest risk profile in our portfolio and there is no expected risk of principal loss.
3	The portfolio company has performed to our expectations at underwriting as demonstrated by hitting revenue milestones, clinical milestones, or other operating metrics. It has raised, or is expected to raise, capital consistent with our underwriting assumptions. Generally the portfolio company displays one or more of the following: its enterprise value comfortably exceeds our loan balance; it has sufficient cash resources to operate per its plan; it is expected to raise additional capital as needed; and there continues to be potential for warrant gains from our warrants. All new loans are rated 3 when approved and thereafter 3 rated loans represent a standard risk profile, with no loss currently expected.
2	The portfolio company has performed below our expectations at underwriting as demonstrated by missing revenue milestones, delayed clinical progress, or otherwise failing to meet projected operating metrics. It may have raised capital in support of the poorer performance but generally on less favorable terms than originally contemplated at the time of underwriting. Generally the portfolio company displays one or more of the following: its enterprise value exceeds our loan balance but at a lower multiple than originally expected; it has sufficient cash to operate per its plan but liquidity may be tight; and it is planning to raise additional capital but there is uncertainty and the potential for warrant gains from our warrants are possible, but unlikely. Loans rated 2 represent an increased level of risk. While no loss is currently anticipated for a 2 rated loan, there is potential for future loss of principal.
1	The portfolio company has performed well below plan as demonstrated by materially missing revenue milestones, delayed or failed clinical progress, or otherwise failing to meet operating metrics. The portfolio company has not raised sufficient capital to operate effectively or retire its debt obligation to us. Generally the portfolio company displays one or more of the following: its enterprise value may not exceed our loan balance; it has insufficient cash to operate per its plan and liquidity may be tight; and there are uncertain plans to raise additional capital or the portfolio company is being sold under distressed conditions. There is no potential for warrant gains from our warrants. Loans rated 1 are generally put on non-accrual and represent a high degree of risk of loss. The fair value of 1 rated loans is reduced to the amount that is expected to be recovered from liquidation of the collateral.

For a discussion of the ratings of our existing portfolio, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio Composition and Investment Activity.”

Managerial Assistance

As a business development company, we will offer, through our Advisor, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance may involve, among other things, monitoring the operations of the portfolio companies, participating in board of directors and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance.

We may receive fees for these services, though we may reimburse our Advisor for its expenses related to providing such services on our behalf.

Competition

We compete for investments with other business development companies and investment funds, as well as traditional financial services companies such as commercial banks and other financing sources. Some of our competitors are larger and have greater financial, technical, marketing and other resources than we have. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company or that the Code will impose on us as a RIC. We believe we compete effectively with these entities primarily on the basis of the experience, industry knowledge and contacts of our Advisor’s investment professionals, its responsiveness and efficient investment analysis and decision-making processes, its creative financing products and highly customized investment terms. We do not intend to compete primarily on the interest rates we offer and believe that some competitors make loans with rates that are comparable or lower than our rates. For additional information concerning the competitive risks see “Risk Factors — Risks Related to Our Business and Structure — We operate in a highly competitive market for investment opportunities, and if we are not able to compete effectively, our business, results of operations and financial condition may be adversely affected and the value of your investment in us could decline.”

Portfolio Turnover

We do not have a formal portfolio turnover policy and do not intend to adopt one.

Employees

We do not have any employees. Each of our executive officers described under “Management” below is an employee of our Advisor. The day-to-day investment operations will be managed by our Advisor. As of March 31, 2010, our Advisor had 13 employees, including investment and portfolio management professionals, operations and accounting professionals, legal counsel and administrative staff. In addition, we reimburse our Advisor for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters and our Advisor’s headquarters are currently located at 76 Batterson Park Road, Farmington, Connecticut 06032.

Legal Proceedings

Neither we nor our Advisor are currently subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information for each portfolio company in which we had an investment as of March 31 2010. All of the investments listed below are currently direct or indirect assets of Compass Horizon and will become assets of the Company following the Share Exchange. Additionally, all of the loans listed below are currently performing and are unimpaired. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and the board observer or participation rights we may receive in connection with our investment. We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

Name and Address of				Maturity	Cost of
Portfolio Company(1)	Target Industry — Sector	Type of Investment(2)	Interest(3)	of Loans	Investment	Fair Value

Advanced BioHealing, Inc. 10933 N. Torrey Pines Rd., Suite 200 La Jolla, CA 92037	Life Science — Biotechnology	Preferred Stock Warrants			$8,887	$124,724
Ambit Biosciences, Inc. 4215 Sorrento Valley Blvd. San Diego, CA 92121	Life Science — Biotechnology	Term Loan Preferred Stock Warrants	12.25%	10/1/13	6,000,000 142,943	6,000,000 180,074
Anesiva, Inc.(4) 650 Gateway Boulevard South San Francisco, CA 94080	Life Science — Biotechnology	Common Stock Warrants			18,233	—
Arcot Systems, Inc. 455 West Maude Avenue Sunnyvale, CA 94085	Technology — Software	Preferred Stock Warrants			5,001	56,996
BioScale, Inc. 75 Sidney Street Cambridge, MA 02139	Healthcare Information and Services — Diagnostics	Term Loan Preferred Stock Warrants	12.00%	8/1/12	3,475,057 12,786	3,475,057 41,847
Calypso Medical Technologies, Inc. 2101 Fourth Avenue, Suite 500 Seattle, WA 98121	Life Science — Medical Device	Preferred Stock Warrants			17,047	74,475
Clarabridge, Inc. 11400 Commerce Park Drive, Suite 500 Reston, VA 20191	Technology — Software	Term Loan Term Loan Preferred Stock Warrants	12.50% 12.50%	1/1/13 6/1/13	1,500,000 750,000 27,700	1,500,000 750,000 31,385
Concentric Medical, Inc. 301 East Evelyn Avenue Mountain View, CA 94041	Life Science — Medical Device	Revolving Loan Preferred Stock Warrants	10.00% (Prime + 3.25)%	7/1/10	2,333,334 9,402	2,333,334 3,830
Courion Corporation 1881 Worcester Road Framingham, MA 01701	Technology — Software	Term Loan Preferred Stock Warrants	11.45%	12/1/11	1,823,261 6,715	1,823,261 23,958
DriveCam, Inc. 8911 Balboa Ave. San Diego, CA 92123	Technology — Software	Preferred Stock Warrants			19,670	15,162
Enphase Energy, Inc. 201 1st Street, Suite 300 Petaluma, CA 94952	Technology — Energy Efficiency	Term Loan Preferred Stock Warrants	12.60%	10/1/13	7,000,000 122,053	7,000,000 122,053
EnteroMedics, Inc.(4) 2800 Patton Road Saint Paul, MN 55113	Life Science — Medical Device	Common Stock Warrants			346,795	13,362
Everyday Health, Inc. f/k/a Waterfront Media, Inc. 45 Main Street Brooklyn, NY 11201	Technology — Consumer-related technologies	Term Loan Preferred Stock Warrants	13.00%	5/1/13	5,000,000 68,658	5,000,000 68,451
F & S Health Care Services, Inc. 23625 Commerce Park, Suite 204 Beachwood, OH 44122	Healthcare Information and Services — Diagnostics	Term Loan Preferred Stock Warrants	11.80%	12/1/12	7,500,000 32,148	7,500,000 104,667

Name and Address of				Maturity	Cost of
Portfolio Company(1)	Target Industry — Sector	Type of Investment(2)	Interest(3)	of Loans	Investment	Fair Value

Genesis Networks, Inc. One Penn Plaza, Suite 2010 New York, NY 10119	Technology — Networking	Term Loan Preferred Stock Warrants	11.80%	8/1/12	4,000,000 81,670	3,739,565 28,107
Grab Networks, Inc. 21000 Atlantic Boulevard Dulles, VA 20166	Technology — Networking	Term Loan Preferred Stock Warrants	13.00%	4/1/12	3,419,800 73,866	3,419,800 83,693
Hatteras Networks, Inc. 523 Davis Drive, Suite 500 Durham, NC 27713	Technology — Communications	Term Loan Preferred Stock Warrants	12.40%	2/1/11	2,114,700 660	2,114,700 34,905
Impinj, Inc. 701 N. 34th Street, Suite 300 Seattle, WA 98103	Technology — Semiconductor	Term Loan Preferred Stock Warrants	11.50% (Prime + 4.25)%	1/1/11	666,667 7,348	666,667 0
IntelePeer, Inc. 2855 Campus Drive, Suite 200 San Mateo, CA 94403	Technology — Networking	Term Loan Term Loan Term Loan Preferred Stock Warrants	12.43% 12.33% 12.33%	4/1/12 6/1/12 10/1/12	777,856 862,105 1,590,656 39,384	777,856 862,105 1,590,656 52,308
iSkoot, Inc. 501 2nd Street, Suite 216 San Francisco, CA 94107	Technology — Software	Term Loan Preferred Stock Warrants	12.75%	5/1/13	4,000,000 59,329	4,000,000 59,138
Mall Networks, Inc. One Cranberry Hill, Suite 403 Lexington, MA 02421	Technology — Internet and media	Term Loan Preferred Stock Warrants	11.75%	6/1/12	2,281,586 16,155	2,281,586 34,872
Motion Computing, Inc. 8601 RR 2222, Building II Austin, TX 78730	Technology — Networking	Term Loan Term Loan Preferred Stock Warrants	12.25% 12.25%	4/1/11 1/1/12	1,177,313 1,905,942 8,808	1,177,313 1,905,942 464,748
Netuitive, Inc. 12700 Sunrise Valley Drive Reston, VA 20191	Technology — Software	Term Loan Preferred Stock Warrants	12.90%	4/1/11	472,915 27,287	472,915 42,611
NewRiver, Inc. 200 Brickstone Square, 5th Floor Andover, MA 01810	Technology — Software	Term Loan	11.60%	1/1/12	3,043,530	3,043,530
Novalar Pharmaceuticals, Inc. 12555 High Bluff Drive Suite 300 San Diego, CA 92130	Life Science — Biotechnology	Term Loan Preferred Stock Warrants	12.00%	6/1/12	4,564,452 69,249	4,564,452 61,606
Pharmasset, Inc.(4) 303-A College Road East Princeton, NJ 08540	Life Science — Biotechnology	Term Loan Term Loan Term Loan Common Stock Warrants	12.00% 12.00% 12.50%	8/1/11 1/1/12 10/1/12	1,900,966 2,435,576 3,333,333 251,247	1,900,966 2,435,576 3,333,333 699,292
PixelOptics, Inc. 5241 Valleypark Drive Roanoke, VA 24019	Life Science — Medical Device	Term Loan Preferred Stock Warrants	13.00%	1/1/13	5,000,000 61,131	5,000,000 61,026
Plateau Systems, Ltd. 4401 Wilson Boulevard Suite 400 Arlington, VA 22203	Technology — Software	Term Loan Preferred Stock Warrants	12.40%	9/1/10	563,502 7,348	563,502 34,225
Precision Therapeutics, Inc. 2516 Jane Street Pittsburgh, PA 15203	Healthcare Information and Services — Diagnostics	Term Loan Preferred Stock Warrants	13.00%	3/1/12	5,000,000 52,075	5,000,000 61,026
Revance Therapeutics, Inc. 2400 Bayshore Parkway, Suite 100 Mountain View, CA 94043	Life Science — Biotechnology	Term Loan Preferred Stock Warrants	10.50%	12/1/11	2,464,361 155,399	2,464,361 62,770
SnagAJob.com, Inc. 4880 Cox Road Suite 200 Glen Allen, VA 23060	Technology — Consumer-related technologies	Term Loan Preferred Stock Warrants	11.50%	6/1/12	3,193,322 22,618	3,193,322 38,333
Starcite, Inc. 1650 Arch Street Philadelphia, PA 19103	Technology — Consumer-related technologies	Term Loan Preferred Stock Warrants	12.05%	9/1/12	3,688,378 23,579	3,688,378 27,380

Name and Address of				Maturity	Cost of
Portfolio Company(1)	Target Industry — Sector	Type of Investment(2)	Interest(3)	of Loans	Investment	Fair Value

Tagged, Inc. 840 Battery Street, 2nd Floor San Francisco, CA 94111	Technology — Consumer-related technologies	Term Loan Term Loan Preferred Stock Warrants	12.78% 11.46%	5/1/12 8/1/12	1,922,851 706,377 16,586	1,922,851 706,377 26,696
Tengion, Inc. 2900 Potshop Lane, Suite 100 East Norriton, PA 19403	Life Science — Medical Device	Term Loan Preferred Stock Warrants	12.26%	9/1/11	5,246,723 15,276	5,246,723 380
Transave, Inc. 11 Deer Park Drive, Suite 117 Monmouth Junction, NJ 08852	Life Science — Biotechnology	Term Loan Term Loan Convertible Note Convertible Note Preferred Stock Warrants	11.75% 11.75% 10.00% 10.00%	2/29/12 7/1/12 6/30/10 6/30/10	2,468,031 1,884,081 104,407 100,990 11,974	2,468,031 1,884,081 104,407 100,990 47,892
Vette Corp. 14 Manchester Square, Suite 210 Portsmouth, NH 03801	Technology — Data Storage	Term Loan Preferred Stock Warrants	11.85%	3/1/12	4,114,314 26,638	4,114,314 130
ViOptix, Inc. 47224 Mission Falls Ct. Fremont, CA 94539	Life Science — Medical Device	Term Loan Preferred Stock Warrants	13.55%	11/1/11	1,538,204 12,924	1,463,252 21,904
XIOtech, Inc. 6455 Flying Cloud Drive Eden Prairie, MN 55344	Technology — Data Storage	Term Loan Preferred Stock Warrants	12.50%	8/1/11	4,367,880 22,045	4,367,880 80,368
Xoft, Inc. 345 Potrero Avenue Sunnyvale, CA 94085	Life Science — Medical Device	Revolving Loan Preferred Stock Warrants	11.25% (Prime + 4.25)%	11/15/10	15,201 13,265	15,201 50,760

Total Investments					$118,221,568	$118,907,435

(1)	Debt and warrant investments have been pledged as collateral under the Credit Facility.
(2)	All investments are less than 5% ownership of the class and ownership of the portfolio company.
(3)	All interest is payable in cash due monthly in arrears, unless otherwise indicated and applies only to our debt investments. Amount is the annual interest rate on the debt investment and does not include any additional fees related to the investment such as commitment fees or prepayment fees. The majority of the debt investments are at fixed rates for the term of the loan. For each debt investment we have provided the current interest rate in effect as of December 31, 2009. For variable rate debt investments we have also provided the reference index plus the applicable spread which resets monthly.
(4)	Portfolio company is a public company.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the years ended December 31, 2009 and 2008 and for the quarter ended March 31, 2010. The information contained in the table for the years ended December 31, 2009 and 2008 has been derived from our financial statements which have been audited by McGladrey & Pullen, LLP and the information contained in the table in respect of March 31, 2010 has been derived from unaudited financial data. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Borrowings” for more detailed information regarding the senior securities.

	Total Amount
	Outstanding	Average
	Exclusive of	Market
	Treasury	Value
Class and Year	Securities(1)	per Unit(2)
	(dollar amounts in millions)

Revolving Credit Facility with WestLB AG
2010 (as of March 31, 2010)	$75.2	N/A
2009	$64.2	N/A
2008	$63.7	N/A

(1)	Total amount of senior securities outstanding at the end of the period presented.

(2)	Not applicable because senior securities are not registered for public trading.

MANAGEMENT

Our business and affairs will be managed under the direction of our board of directors. Our board of directors currently consists of three members. Prior to the completion of this offering, and as of the date we elect to be regulated as a business development company, we intend to elect additional directors, and following this offering our board of directors will consist of seven members, four of whom are not “interested persons” of our Company or of our Advisor as defined in Section 2(a)(19) of the 1940 Act and are “independent” as determined by our board of directors, consistent with the rules of the NASDAQ Global Market. We refer to these individuals as our “independent directors.” Our board of directors elects our officers, who serve at the discretion of the board of directors.

Board of Directors and Executive Officers

Under our certificate of incorporation, to be effective prior to the completion of this offering, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes will have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. This classification of our board of directors may have the effect of delaying or preventing a change in control of our management. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our certificate of incorporation, to be effective prior to the completion of this offering, will permit the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of the company as defined in Section 2(a)(19) of the 1940 Act.

			Director	Expiration
Interested Directors	Age	Position	Since	of Term

Robert D. Pomeroy, Jr.(1)	59	Chief Executive Officer and Chairman of the Board of Directors	2010	2013
Gerald A. Michaud(1)	57	President and Director	2010	2012
David P. Swanson(2)	36	Director	2010	2011

(1)	Interested person of the Company due to his position as an officer of the Company.
(2)	Mr. Swanson is an interested person of the Company due to his position as Partner of Compass Group Management LLC, which we refer to as “The Compass Group.”

			Director	Expiration
Independent Directors	Age	Position	Since	of Term

		Director	2010	2011
		Director	2010	2012
		Director	2010	2012
		Director	2010	2013

The address for each of Mr. Pomeroy and Mr. Michaud and each of the independent directors is Horizon Technology Finance Management LLC, 76 Batterson Park Road, Farmington, Connecticut 06032. The address for Mr. Swanson is Compass Group Management LLC, 61 Wilton Road, 2nd Floor, Westport, Connecticut 06880.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Positions

Christopher M. Mathieu	45	Senior Vice President, Chief Financial Officer and Treasurer
John C. Bombara	46	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Daniel S. Devorsetz	39	Senior Vice President and Chief Credit Officer

The address for each executive officer is Horizon Technology Finance Management LLC, 76 Batterson Park Road, Farmington, Connecticut 06032.

Biographical Information

Interested Directors

Robert D. Pomeroy, Jr., Chief Executive Officer and Chairman of the Board of Directors.  Mr. Pomeroy co-founded our Advisor in May 2003 and has been a managing member of our Advisor and its Chief Executive Officer since its inception. Mr. Pomeroy was President of GATX Ventures, Inc. (a subsidiary of GATX Corporation engaged in the venture lending business) from July 2000 to April 2003, with full profit and loss responsibility including managing a staff of 39 and chairing the investment committee with credit authority. GATX Ventures, Inc. had total assets of over $270 million. Before joining GATX Ventures in July 2000, Mr. Pomeroy was Executive Vice President of Transamerica Business Credit (a subsidiary of Transamerica Corporation engaged in the venture lending business) and a co-founder of its Transamerica Technology Finance division. Mr. Pomeroy was the general manager of Transamerica Technology Finance from September 1996 to July 2000, with full profit and loss responsibility, credit authority and responsibility for a staff of 50 and over $480 million in assets. Prior to co-founding Transamerica Technology Finance in September 1996, Mr. Pomeroy served from January 1989 to August 1996 as Senior Vice President and chaired the investment committee of Financing for Science International, Inc., a publicly traded venture financing and healthcare leasing company that was acquired by Finova Capital Corporation in August 1996. Mr. Pomeroy started his career with Crocker Bank in 1974 and has over 35 years of diversified lending and leasing experience. Mr. Pomeroy earned both a Master of Business Administration and a Bachelor of Science degree from the University of California at Berkeley.

Gerald A. Michaud, President and Director.  Mr. Michaud co-founded our Advisor in May 2003 and has been a managing member of our Advisor and its President since its inception. From July 2000 to May 2003, Mr. Michaud was Senior Vice President of GATX Ventures, Inc. and its senior business development executive. From September 1996 to July 2000, Mr. Michaud was Senior Vice President of Transamerica Business Credit and a co-founder of its Transamerica Technology Finance division. Mr. Michaud was the senior business development executive for Transamerica Technology Finance with oversight of more than $700 million in loans funded. From May 1993 to September 1996, Mr. Michaud served as a Vice President of Financing for Science International, Inc. Prior to 1993, Mr. Michaud founded and served as President of Venture Leasing and Capital. Mr. Michaud attended Northeastern University, Rutgers University and the University of Phoenix, completed a commercial credit training program with Shawmut Bank and has taken executive courses at Harvard Business School.

David P. Swanson, Director.  Mr. Swanson has been a partner in The Compass Group since December 2005 and has been with The Compass Group and its affiliates since August 2001, serving as a Vice President from August 2001 to December 2003 and a Principal from December 2003 to December 2005. He is a member of the board of directors of AFM Holding Corporation and was previously a member of the board of directors of Crosman Acquisition Corporation and WorldBusiness Capital, Inc. From August 1996 to July 1998, Mr. Swanson was with Goldman Sachs in the Financial Institutions and Distressed Debt practices. Mr. Swanson is a graduate of the Harvard Business School MBA program and also holds a B.A. in Economics from the University of Chicago, where he was elected Phi Beta Kappa.

Independent Directors

We intend to elect independent directors prior to the completion of this offering.

Executive Officers who are not Directors

Christopher M. Mathieu, Senior Vice President, Chief Financial Officer and Treasurer.  Mr. Mathieu is an original member of the team that founded our Advisor in May 2003 and its Chief Financial Officer since inception. Mr. Mathieu has been involved in the accounting, finance and venture debt industries for more than 22 years. From July 2000 to May 2003, Mr. Mathieu was Vice President — Life Sciences of GATX Ventures, Inc. and the primary business development officer for the life science sector. From September 1996 to July 2000, Mr. Mathieu was Vice President — Life Sciences of Transamerica Business Credit’s Technology Finance division where, in addition to co-developing and implementing the business plan used to form the division, he was the primary business development officer responsible for the life science sector and was directly responsible for more than $200 million in loan originations. From March 1993 to September 1996, Mr. Mathieu was a Vice President, Finance at Financing for Science International, Inc. Mr. Mathieu was most recently a manager with the financial services group of KPMG working with both public and private banks and commercial finance companies. Mr. Mathieu graduated with honors from Western New England College with a Bachelor of Science in Business Administration degree in accounting and is a Certified Public Accountant, chartered in the State of Connecticut.

John C. Bombara, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary.  Mr. Bombara is an original member of the team that founded our Advisor in May 2003 and has been its Senior Vice President, General Counsel and Chief Compliance Officer since our Advisor’s inception. Mr. Bombara handles all legal functions for our Advisor, including negotiating and documenting most of its investments. Mr. Bombara has more than 19 years of experience providing legal services to financial institutions and other entities and individuals. Prior to joining our company, Mr. Bombara served as in-house counsel for GATX Ventures, Inc. from December 2000 to May 2003 where he directed the legal operations of the GATX Ventures’ east coast office in closing and managing its portfolio of debt and equity investments in technology and life science companies throughout the United States. Mr. Bombara also represented GATX Corporation’s other venture lending units in Canada and Europe. In addition, Mr. Bombara was responsible for assisting and advising senior management, credit analysts and marketing directors with respect to appropriate deal structures, market trends, risk management, and compliance with corporate policies and worked with co-participant’s business personnel and counsel in facilitating and coordinating joint investments. Prior to joining GATX, Mr. Bombara was a partner at the business law firm of Pepe & Hazard, LLP. Mr. Bombara received his Bachelor of Arts degree from Colgate University and his Juris Doctor degree from Cornell Law School.

Daniel S. Devorsetz, Senior Vice President and Chief Credit Officer.  Mr. Devorsetz joined our Advisor in October 2004 and has been its Senior Vice President and the Chief Credit Officer since such time. He is responsible for underwriting and portfolio management. Mr. Devorsetz has more than 10 years of financial services and lending experience, including spending the past nine years in the venture lending industry. Prior to joining the team, from May 2003 to October 2004, Mr. Devorsetz was a Vice President in General Electric Capital Corporation’s Life Science Finance Group, where he was primarily responsible for the underwriting and portfolio management of debt and equity investments to venture capital-backed life science companies. Prior to that, from December 2000 to May 2003, Mr. Devorsetz was a Credit Manager at GATX Ventures, Inc. concentrating on the high tech and software industries. He was also a member of GATX’s international credit committee. From July 1999 to December 2000, Mr. Devorsetz was a Vice President and Director of Analysis for Student Loans with Citigroup. Mr. Devorsetz’s previous experience includes tenures in private placement investment banking and securitizations at Advest, Inc. and Ironwood Capital. Mr. Devorsetz received his Bachelor of Science degree from Cornell University.

Committees of the Board of Directors

Prior to the completion of this offering, our board of directors will have the following board committees:

Audit Committee.  The initial members of the audit committee will be          ,           and          , each of whom will be independent for purposes of the 1940 Act and The NASDAQ Global Market corporate governance listing standards. will serve as the chairman of the audit committee and           will be an “audit

committee financial expert” as defined under the SEC rules. The audit committee will operate pursuant to a written charter approved by our board of directors that sets forth the responsibilities of the audit committee. The audit committee will be responsible for selecting our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.

Nominating and Corporate Governance Committee.  The initial members of the nominating and corporate governance committee will be          ,           and          , each of whom will be independent for purposes of the 1940 Act and The NASDAQ Global Market corporate governance listing standards. will serve as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee will operate pursuant to a written charter approved by our board of directors. The nominating and corporate governance committee will be responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our board of directors or a committee of the board, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. Our procedures for stockholder nominees for director are described under “Description of Capital Stock — Anti-takeover Effects of Provisions of Our Certificate of Incorporation, Bylaws, Delaware Law and Other Arrangements.”

Compensation Committee.  We do not have a compensation committee because our executive officers do not receive any direct compensation from us. Decisions regarding executive compensation, to the extent they arise, will be made by the independent directors on our board.

Compensation of Directors

As compensation for serving on our board of directors, each of our independent directors will received an annual fee of $35,000. Each member of the audit committee will be paid an annual fee of $7,500 and each member of each other committee will be paid an annual fee of $5,000. In addition, the chairman of the audit committee receives an additional annual fee of $10,000 and each chairman of any other committee receives an additional annual fee of $7,500 for their additional services, if any, in this capacities. We will reimburse all our directors for their reasonable out-of-pocket expenses incurred in attending board and committee meetings. No compensation is expected to be paid to directors, who are “interested persons” of the Company, as such term is defined in the 1940 Act.

Leadership Structure of the Board of Directors and its Role in Risk Oversight

Our Chief Executive Officer, Robert D. Pomeroy, Jr., is chairman of our board of directors and an “interested person” under Section 2(a)(19) of the 1940 Act. We will have a lead independent director. Under our bylaws, our board will not be required to have an independent chairman. Many significant corporate governance duties of our board of directors will be executed by committees of independent directors, each of which has an independent chairman. We believe that it is in the best interests of our stockholders for Mr. Pomeroy to lead the board because of his broad experience. See “— Biographical Information — Interested Directors” for a description of Mr. Pomeroy’s experience. As a co-founder of our Advisor, Mr. Pomeroy has demonstrated a track record of achievement on strategic and operating aspects of our business. While we expect that our board of directors will regularly evaluate alternative structures, we believe that, as a business development company, it is appropriate for one of our co-founders, Chief Executive Officer and a member of our Advisor’s investment committee to perform the functions of chairman of the board, including leading discussions of strategic issues we expect to face. We believe the current structure of our board of directors will provide appropriate guidance and oversight while also enabling ample opportunity for direct communication and interaction between management and the board of directors.

There are a number of significant risks facing us which are described under the heading “Risk Factors” included in this prospectus. We expect that our board of directors will use its judgment to create and maintain policies and practices designed to limit or manage the risks we face, including: (1) the establishment of board-approved policies and procedures designed serve our interests, (2) the application of these policies uniformly to directors, management and third-party service providers, (3) the establishment of independent board committees with clearly defined risk oversight functions and (4) review and analysis by the board of reports by management and certain third-party service providers. Accordingly, our board of directors has approved a Code of Ethics to promote ethical conduct and prohibit certain transactions that could pose significant risks to us. Our board of directors has established a related party transaction review policy, under which it monitors the risks related to certain transactions that present a conflict of interest on a quarterly basis. Our board of directors has also established and approved an investment valuation process to manage risks relating to the valuations of our investments and to ensure that our financial statements appropriately reflect the performance of our portfolio of assets. Additionally, through the delegated authority of our board of directors, the audit committee has primary oversight over risks relating to our internal controls over financial reporting and audit-related risks, while the nominating and corporate governance committee has primary oversight over risks relating to corporate governance and oversees the evaluation of our board of directors and our management. Under this oversight structure, our management team manages the risks facing us in our day-to-day operations. We caution you, however, that although our board of directors believes it has established an effective system of oversight, no risk management system can eliminate risks or ensure that particular events do not adversely affect our business.

Directors Qualifications and Review of Director Nominees

Our nominating and corporate governance committee of our board of directors will make recommendations to our board of directors regarding the size and composition of our board of directors. The nominating and corporate governance committee will annually review with our board of directors the composition of our board of directors, as a whole, and recommend, if necessary, measures to be taken so that our board of directors reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for our board of directors, as a whole, and contains at least the minimum number of independent directors required by applicable laws and regulations. The nominating and corporate governance committee will be responsible for ensuring that the composition of the members of our board of directors accurately reflects the needs of our business and, in furtherance of this goal, proposing the addition of members and the necessary resignation of members for purposes of obtaining the appropriate members and skills. Our directors should possess such attributes and experience as are necessary to provide a broad range of personal characteristics including diversity, management skills, financial skills and technological and business experience. Our directors should also be able to commit the requisite time for preparation and attendance at regularly scheduled board of directors and committee meetings, as well as be able to participate in other matters necessary to ensure good corporate governance is practiced.

In evaluating a director candidate, the nominating and corporate governance committee will consider factors that are in our best interests and our stockholders’ best interests, including the knowledge, experience, integrity and judgment of each candidate; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which our board of directors desires to have represented; each candidate’s ability to devote sufficient time and effort to his or her duties as a director; independence and willingness to consider all strategic proposals; any other criteria established by our board of directors and any core competencies or technical expertise necessary to staff our board of directors’ committees. In addition, the nominating and corporate governance committee will assess whether a candidate possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance our board of directors’ ability to manage and direct our affairs and business, including, when applicable, to enhance the ability of committees of our board of directors to fulfill their duties.

In connection with director nominations, the nominating and corporate governance committee may also consider the nominees’ roles in (i) overseeing our efforts in complying with its SEC disclosure requirements, (ii) assisting in improving our internal controls and disclosure controls, (iii) assisting with our strategic plan, (iv) overseeing efforts to ensure our financial products meet all applicable laws and regulations, (v) overseeing the development of new products to meet the needs of a changing business environment, and (vi) implementing our strategic plan. In addition, the nominating and corporate governance committee may consider self-and peer-evaluations provided by each current director, to determine, among other things, that the directors work well together and operate together effectively.

In addition to fulfilling the above criteria, four of the seven directors named above are considered independent under NASDAQ rules (Mr. Pomeroy, Mr. Michaud and Mr. Swanson being the exception as Mr. Pomeroy and Mr. Michaud are employees of the Company and Mr. Swanson is a partner of an affiliate of the selling shareholder in this offering and such affiliate will remain a significant shareholder after the completion of the Exchange Transaction), and the nominating and corporate governance committee believes that all seven nominees are independent of the influence of any particular stockholder or group of stockholders whose interests may diverge from the interests of our stockholders as a whole.

Each director brings a strong and unique background and set of skills to our board of directors, giving our board of directors, as a whole, competence and experience in a wide variety of areas, including corporate governance and board service, executive management, finance, private equity, workout and turnaround situations, manufacturing and marketing. Set forth below are our conclusions with regard to our directors.

Mr. Pomeroy has more than 35 years of experience in diversified lending and leasing, including positions in sales, marketing, and senior management. He has held the positions as chief executive officer or general manager of each organization which he has led since 1996. His responsibilities have included: accountability for the overall profit and loss of the organization, credit authority and credit committee oversight, strategic planning, human resource oversight including hiring, termination and compensation, reporting compliance for his business unit, investor relations, fund raising and all aspect of corporate governance. Mr. Pomeroy founded and has operated our Advisor, a Technology Lending management company. Prior to founding our Advisor, Mr. Pomeroy was the Senior Vice President of Financing for Science International, Inc., Executive Vice President of Transamerica Business Credit and the General Manager of its Technology Finance Division and President of GATX Ventures, Inc.. This experience has provided him with the extensive judgment, experience, skills and knowledge to make a significant contribution as our Chairman of our board of directors’ and supporting its ability to govern our affairs and business.

Mr. Michaud has been President of our Advisor since its formation. He has extensive knowledge and expertise in venture lending and has developed, implemented and executed on marketing strategies and products targeted at the venture backed technology and life science markets for a period of over 20 years. In addition he has extensive knowledge in the formation of compensation plans for key employees involved in the marketing of venture loans. He is a member of our Advisor’s Credit Committee responsible for approving all investments made by the company and oversight of our portfolio. He has held senior management positions with several Technology Lending organizations within public companies, including Transamerica Business Credit and GATX Ventures, Inc. As senior vice president and senior business development officer at Transamerica, he was responsible for more than $700 million in loan transactions. This experience, particularly with respect to marketing and business development, has provided Mr. Michaud with the judgment, knowledge, experience, skills and expertise that are likely to enhance our board of directors’ ability to manage and direct our affairs.

Mr. Swanson is a partner in The Compass Group and currently serves on the board of directors of a privately held company. With additional experience and knowledge gained from other board positions on various committees on private portfolio companies, he has a broad base of experience and skills to bring to our board. Mr. Swanson has gained extensive experience as a partner with The Compass Group in evaluating and structuring transactions, completing due diligence, executing and closing on acquisitions and financings of operating companies as well as taking privately held companies public. Prior to The Compass Group, he gained experience in investment banking, including capital raising and business strategy and execution. Mr. Swanson will provide our board of directors with expertise in business and corporate governance matters and will assist the board in its ability to manage and direct our affairs.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Advisor may in the future manage investment funds with investment objectives similar to ours. Accordingly, we may not be given the opportunity to participate in certain investments made by such investment funds. However, our Advisor in these situations intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other investment fund.

HTFM, our Advisor and Administrator, is privately owned by Horizon Technology Finance, LLC, which we refer to as “HTF,” and Horizon Anchor Holdings, LLC, which we refer to as “HAH.” HTF owns 60% of the outstanding equity interests of our Advisor and HAH owns 40%. HTF was formed in 2003 and is owned equally by Robert D. Pomeroy, Jr., CEO of our Advisor, and Gerald A. Michaud, President of our Advisor. HTF is the predecessor to our Advisor. In addition to originating and managing loans for Compass Horizon, our Advisor has originated and managed loans for three other funds, Horizon Technology Funding Company II LLC, Horizon Technology Funding Company III LLC and Horizon Technology Funding Company V LLC, originating loans in an aggregate original principal amount of $258 million, $177 million and $65 million, respectively, and achieving fund returns since inception after fees and expenses and before taxes as of March 31, 2010 of 12.3%, 11.4%, and 12.3%, respectively. In March 2008, in connection with the formation and capitalization of Compass Horizon, HTF and HAH formed our Advisor. HTF’s contracts, service agreements, employees and other assets were transferred to our Advisor to continue to externally manage all prior fund investments and to externally manage the new Compass Horizon organization.

David P. Swanson, a partner in The Compass Group, and one of the interested directors on our board of directors, is an owner in HAH. The remaining ownership of HAH is held by individuals who are affiliated with and employees of The Compass Group.

In connection with the formation of Compass Horizon, HAH became a minority equity owner of our Advisor. As owners, the principals of HAH, who are primarily employees of The Compass Group, play a beneficial supporting role to our Advisor. We expect to continue to benefit from our Advisor’s relationship with The Compass Group. Since its establishment, The Compass Group, together with its affiliates, has deployed approximately $1 billion in debt and equity investments, completing acquisitions of more than 20 businesses and numerous add-on transactions. In addition to its other activities, The Compass Group currently manages Compass Diversified Holdings (NASDAQ: CODI), which was formed to acquire and manage a diversified group of small and middle-market businesses headquartered in North America.

Prior to the completion of the offering, Compass Horizon intends to make the Pre-IPO Distribution to CHP and after the pre-IPO Distribution and immediately prior to the completion of this offering, the Compass Owners will effect the Share Exchange. Concurrent with this offering, CHP will offer a portion of the shares of our common stock that it receives in the Share Exchange. See “The Exchange Transaction” for a more detailed description of the Pre-IPO Distribution, the Share Exchange and CHP’s concurrent offering of shares of our common stock.

OUR ADVISOR

HTFM will serve as our investment advisor pursuant to an Investment Advisory and Management Agreement. Our Advisor is registered as an investment adviser under the Investment Advisers Act of 1940. Subject to the overall supervision of our board of directors, our Advisor will manage the day-to-day operations of, and provide investment advisory and management services to us.

Portfolio Management

The management of our investment portfolio will be the responsibility of our Advisor’s executive officers and its investment committee. The Investment Committee currently consists of Robert D. Pomeroy, Jr., CEO of our Advisor, Gerald A. Michaud, President of our Advisor, Daniel S. Devorsetz, SVP and Chief Credit Officer of our Advisor, and Kevin T. Walsh, Vice President and Senior Credit Officer of our Advisor. For more information regarding the business experiences of Messrs. Pomeroy, Michaud and Devorsetz, see “Management — Biographical Information — Interested Directors and — Executive Officers Who Are Not Directors.”

Below is the biography for the portfolio manager whose biography has not been included elsewhere in this prospectus.

Kevin T. Walsh, Vice President, Senior Credit Officer of Our Advisor.  Mr. Walsh has been the Senior Credit Officer of our Advisor since joining our Advisor in March 2006. Mr. Walsh is responsible for the underwriting of initial investments and the ongoing review of the portfolio accounts. Mr. Walsh has over 15 years of experience working with early stage, venture backed technology and life science companies. Prior to joining our Advisor in March 2006, Mr. Walsh was a Senior Vice President and Market Manager for Bridge Bank’s Technology Banking and Capital Finance Divisions from September 2004 to March 2006 where he was responsible for new business generation as well as risk management activities within the Bank’s asset-based lending sector. Prior to Bridge Bank, Mr. Walsh was a Vice President and Relationship Manager for Silicon Valley Bank in the Communication & Electronics Practice from September 1994 to June 2004. Mr. Walsh is a graduate of the California State University at Hayward, where he earned a Bachelor of Science degree in Business Administration.

The compensation of the members of the senior management committee of our Advisor are paid by our Advisor and includes an annual base salary, in certain cases an annual bonus based on an assessment of short-term and long-term performance and a portion of the incentive fee, if any, paid to our Advisor. In addition, Mr. Pomeroy and Mr. Michaud have equity interests in our Advisor and may receive distributions of profits in respect of those interests.

Historical Performance of Our Advisor

In addition to originating and managing loan and warrant investments on behalf of Compass Horizon, our Advisor has originated and managed similar investments on behalf of other externally managed private funds for affiliates of two New York-based alternative asset managers. In particular, in March 2004, HTF and an affiliate of one such manager formed and invested in Horizon Technology Funding Company II LLC, which we refer to as “HTF II,” and HTF and affiliates of the other manager formed and invested in Horizon Technology Funding Company III LLC, which we refer to as “HTF III.” HTF II and HTF III co-invested in investments originated by our Advisor in March 2004 until December 2006, after which HTF II was the sole investor until July 2007. In July 2007, Horizon Technology Funding Company V LLC, which we refer to as “HTF V,” was formed by the investor in HTF II and was managed by our Advisor. As of the date of this prospectus, only the Compass Horizon fund is actively making new investments.

Including HTF II, HTF III, HTF V and Compass Horizon, our Advisor has made more than 110 loans totaling approximately $650 million in the aggregate since it commenced operations in 2004 while only incurring losses on eight transactions totaling approximately $11 million in the aggregate or a cumulative loss of approximately 1.6% on the original amount loaned. Compass Horizon has not realized any losses (charge-offs) in its loan portfolio on any individual investments since its inception in 2008.

The following table is a condensed summary of our Advisor’s historical performance since its inception for all of the funds it has managed other than Compass Horizon. HTF II, HTF III and HTF V were capital call funds that did not use leverage and each fund is closed to new investments. Each of these funds had an investment mandate similar to ours as there are no material differences in the objectives, policies and investment strategies between each of these funds and ours. This information is not a guarantee of future performance and is subject to risks, uncertainties and other factors some of which are beyond our Advisor’s control, including market conditions.

Average Annual Total Returns

Fund Return (after deduction of all fees and expenses(1)) Before Taxes

						Annualized
						Since
	Inception	Number of	Capital	1-Year	5-Year	Inception
Fund Name(2)	Date	investments(3)	Invested	(3/31/09 - 3/31/10)	(3/31/05 - 3/31/10)	(through 3/31/10)

HTF II	4/21/2004	75	$258 million	15.3%	13.4%	12.3%
HTF III	4/21/2004	60	$177 million	13.5%	12.8%	11.4%
HTF V	7/12/2007	20	$65 million	13.6%	NA	12.3%

Footnotes:

(1)	The fees and expenses for these funds differ from the fees and expenses to be paid by us to our Advisor. See “Fees and Expenses.”

(2)	Horizon Technology Funding Company I and Horizon Technology Funding Company IV were names reserved for investment funds that were never funded and no investments were made by these entities.

(3)	HTF II and HTF III co-invested in transactions during the period March 2004 to December 2006. HTF V and Compass Horizon co-invested in transactions from March 2008 to December 31, 2008.

INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

Horizon Technology Finance Management LLC serves as our investment advisor and is registered as such under the Advisers Act. Our Advisor manages our day-to-day operations and also provides all administrative services necessary for us to operate.

Investment Management Agreement

Under the terms of our Investment Management Agreement, which we refer to as the investment management agreement, our Advisor will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	close, monitor and administer the investments we make, including the exercise of any voting or consent rights.

Our Advisor’s services under the investment management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

Pursuant to our investment management agreement, we will pay our Advisor a fee for investment advisory and management services consisting of a base management fee and an incentive fee.

Base Management Fee.  The base management fee will be calculated at an annual rate of 2.00% of our gross assets, payable monthly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage.

Incentive Fee.  The incentive fee will have two parts, as follows:

The first part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. The incentive fee with respect to our pre-incentive fee net income will be 20.00% of the amount, if any, by which our pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 1.75% (which is 7.00% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our Advisor receives no incentive fee until our net investment income equals the hurdle rate of 1.75%, but then receives, as a “catch-up,” 100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter, our Advisor will receive 20.00% of our pre-incentive fee net investment income as if a hurdle rate did not apply

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.00% base management fee. These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income
Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to first part of incentive fee

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the terminate date) , commencing on December 31, 2010, and will equal 20% of our aggregate realized capital gains, if any, on a cumulative basis from the date of our election to be a business development company through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation through the end of such year, less all previous amounts paid in respect of the capital gain incentive fee provided that the incentive fee determined as of December 31, 2010 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period beginning on the date of our election to be a business development company and ending December 31, 2010.

Examples of Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee for Each Fiscal Quarter

Alternative 1

Assumptions:
Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-Incentive Fee Net Investment Income
(investment income − (management fee + other expenses) = 0.55%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate; therefore, there is no income-related incentive fee.

Alternative 2

Assumptions:
Investment income (including interest, dividends, fees, etc.) = 2.80%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-Incentive Fee Net Investment Income
(investment income − (management fee + other expenses) = 2.10%
Incentive fee = 100.00% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)
= 100.00% × (2.10% − 1.75%)
= 0.35%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision; therefore, the income related portion of the incentive fee is 0.35%.

Alternative 3

Assumptions:
Investment income (including interest, dividends, fees, etc.) = 3.00%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-Incentive Fee Net Investment Income
(investment income − (management fee + other expenses) = 2.30%

Incentive fee = 100.00% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

Incentive fee = 100.00% × “catch-up” + (20.00% × (Pre-Incentive Fee Net Investment Income − 2.1875%))

Catch up = 2.1875% − 1.75%
= 0.4375%

Incentive fee = (100.00% × 0.4375%) + (20.00% × (2.30% − 2.1875%))
= 0.4375% + (20.00% × 0.1125%)
= 0.4375% + 0.0225%
= 0.46%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the “catch-up” provision; therefore, the income related portion of the incentive fee is 0.46%.

(1)	Represents 7.00% annualized hurdle rate.
(2)	Represents 2.00% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our Advisor with an incentive fee of 20.00% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee

Alternative 1

Assumptions:
Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

Year 1: None (No sales transaction)

Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None; $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions:
Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None (no sales transaction)

Year 2: $5 million capital gains incentive fee (20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B))

Year 3: $1.4 million capital gains incentive fee(1) ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

Year 4: None (no sales transaction)

Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)	As illustrated in Year 3 of Alternative 1 above, if we were to be wound up on a date other than its fiscal year end of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if we had been wound up on its fiscal year end of such year.
(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by the Investment Manager ($6.4 million) is effectively greater than $5 million (20.00% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of our expenses

All investment professionals and staff of our Advisor, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of its personnel allocable to such services, will be provided and paid for by our Advisor. We will bear all other costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	our organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firms);

•	expenses, including travel expense, incurred by our Advisor or payable to third parties performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of this and all future offerings of our common stock and other securities, if any;

•	the base management fee and any incentive management fee;

•	distributions on our shares;

•	administration fees payable under our administration agreement;

•	the allocated costs incurred by Advisor as our Administrator in providing managerial assistance to those portfolio companies that request it.

•	amounts payable to third parties relating to, or associated with, making investments;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	fees and expenses associated with marketing efforts;

•	taxes;

•	independent director fees and expenses;

•	brokerage commissions;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including audit and legal costs; and

•	all other expenses incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and their respective staffs.

We will reimburse our Advisor for costs and expenses incurred by our Advisor for office space rental, office equipment and utilities allocable to the performance by our Advisor of its duties under the investment management agreement, as well as any costs and expenses incurred by our Advisor relating to any non-investment advisory, administrative or operating services provided by our Advisor to us or in the form of managerial assistance to portfolio companies that request it.

From time to time, our Advisor may pay amounts owed by us to third party providers of goods or services. We will subsequently reimburse our Advisor for such amounts paid on our behalf.

Generally, our expenses will be expensed as incurred in accordance with GAAP. To the extent we incur costs that should be capitalized and amortized into expense we will also do so in accordance with GAAP, which may include amortizing such amount on a straight line basis over the life of the asset or the life of the services or product being performed or provided.

Limitation of liability and indemnification

The investment management agreement provides that our Advisor and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except for acts or omissions constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment management agreement. The investment management agreement also provides for indemnification by us of our Advisor’s members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.

Board approval of the investment management agreement

Our board of directors held an in-person meeting on          , 2010, in order to consider and approve our investment management agreement. In its consideration of the investment management agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our Advisor; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to our Advisor or the Administrator from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment management agreement; (f) the organizational capability and financial condition of our Advisor and its affiliates; (g) our Advisor’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to our Advisor; and (h) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates are reasonable in relation to the services to be provided.

Duration and termination

The investment management agreement was approved by our board of directors on          , 2010. Unless terminated earlier as described below, it will continue in effect for a period of 2 years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment management agreement will automatically terminate in the event of its assignment. The investment management agreement may be terminated by either party without penalty by delivering upon not more than 60 days’ written notice to the other. See “Risk Factors — Risks Related to our Business and Structure — Our Advisor can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, results or operations or financial condition.” We are dependent upon senior management personnel of our Advisor for our future success, and if our Advisor is unable to hire and retain qualified personnel or if our Advisor loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

Administration Agreement

We have entered into an administration agreement with HTFM, our Administrator, to provide administrative services to us. For providing these services, facilities and personnel, we will reimburse our Administrator for our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and their respective staffs.

From time to time, our Administrator may pay amounts owed by us to third-party providers of goods or services. We will subsequently reimburse our Administrator for such amounts paid on our behalf.

License Agreement

We have entered into a license agreement with our Advisor pursuant to which our Advisor has agreed to grant us a non-exclusive, royalty-free right and license to use the service mark “Horizon Technology Finance.” Under this agreement, we have a right to use the “Horizon Technology Finance” service mark for so long as the investment management agreement with our Advisor is in effect. Other than with respect to this limited license, we will have no legal right to the “Horizon Technology Finance” service mark.

CONTROL PERSONS, PRINCIPAL STOCKHOLDERS AND THE SELLING STOCKHOLDER

Following the Share Exchange and immediately prior to the completion of this offering, we will have shares of common stock outstanding, all of which will be owned beneficially and of record by the stockholders listed in the table below. The following table sets forth certain information with respect to the beneficial and record ownership of our common stock immediately prior to the completion of this offering (after giving effect to the share exchange) and as adjusted to reflect the sale of shares of common stock offered by this prospectus by:

•	each person known to us to own beneficially and of record more than 5% of the outstanding shares of our common stock;

•	each of our directors and each of our executive officers;

•	all of our directors and executive officers as a group; and

•	the selling stockholder.

	Shares Owned			Shares Owned
	Beneficially			Beneficially
	and of Record			and of Record
	Immediately Prior		Number	Immediately After
	to This Offering		of Shares	This Offering
Name of Beneficial Owner	Number	Percent	Being Offered	Number	Percent(1)

Principal Stockholders
Compass Horizon Partners, LP(2)		96.1%				%
HTF-CHF Holdings LLC(3)		3.9%	—			%
Directors and Executive Officers
Robert D. Pomeroy, Jr.(3)	—	—	—
Gerald A. Michaud(3)	—	—	—
David P. Swanson	—	—	—
Christopher M. Mathieu(3)	—	—	—
John C. Bombara(3)	—	—	—
Daniel S. Devorsetz(3)	—	—	—
All officers and directors as a group ( persons)

(1)	Assumes the sale of shares of our common stock by the selling stockholder and the issuance of shares of our common stock in this offering.
(2)	Concorde Horizon Holdings LP. is the limited partner of Compass Horizon Partners, LP and Navco Management Ltd. is the general partner. Concorde Horizon Holdings LP. and Navco Management Ltd. are controlled by Kattegat Trust, a Bermudian charitable trust, the trustee of which is Kattegat Private Trustees (Bermuda) Limited, a Bermudian trust company with its principal offices at 2 Reid Street, Hamilton HM 11, Bermuda.
(3)	Messrs. Pomeroy, Michaud, Mathieu, Bombara and Devorsetz each own 33%, 33%, 15.5%, 9.3% and 6.2% of HTF-CHF Holdings LLC, respectively. The address for HTF-CHF Holdings LLC is 76 Batterson Park Road, Farmington, Connecticut 06032.

The following table sets forth the dollar range of our securities owned by our directors and employees primarily responsible for the day-to-day management of our investment portfolio.

Aggregate Dollar Range of
Equity Securities in all
Registered Investment
Companies Overseen by
	Dollar Range of Equity	Director in Family of
Name	Securities in the Company(1)	Investment Companies

Independent Directors
Interested Directors
Robert D. Pomeroy, Jr.
Gerald A. Michaud
David P. Swanson
Portfolio Management Employees
Christopher M. Mathieu
John C. Bombara
Daniel S. Devorsetz

(1)	The dollar range of equity securities beneficially owned in us is based on the assumed initial offering price of our common stock of $ per share (the mid-point of the range set forth on the cover of this prospectus).

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made. We will conduct the valuation of our assets, pursuant to which our net asset value will be determined, at all times consistent with GAAP and the 1940 Act.

In calculating the fair value of our total assets, investments for which market quotations are readily available will be valued at such market quotations, which will generally be obtained from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days that are not credit impaired will be valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

We value our investments at fair value which shall be the market value of our investments. We expect that there will not be a readily available market value for many of our portfolio investments, and we will value those debt and equity securities that are not publicly traded or whose market value is not ascertainable, at fair value as determined in good faith by the board of directors in accordance with our valuation policy. Our board of directors will employ an independent third party valuation firms to assist in determining fair value.

The types of factors that the board of directors may take into account in determining fair value include: comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the company will consider the pricing indicated by the external event to corroborate the private equity valuation.

With respect to investments for which market quotations are not readily available or for which no indicative prices from pricing services or brokers or dealers have been received, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process will begin with each portfolio company or investment being initially valued by our Advisor’s investment professionals responsible for monitoring the investment;

•	preliminary valuation conclusions will then be documented and discussed with our Advisor’s senior management;

•	a third-party valuation firm will be engaged by, or on behalf of, our board of directors to conduct independent appraisals of all investments at least once annually after reviewing our Advisor’s preliminary valuations; and

•	our board of directors will then discuss the valuations and determine in good faith the fair value of each investment in the portfolio based on the analysis and recommendations of our Advisor and, when determined by our board of directors, an independent valuation firm.

Due to the inherent uncertainty in determining the fair value of investments that do not have a readily observable fair value, and the subjective judgments and estimates involved in those determinations, the fair value determinations by our board of directors, even though determined in good faith, may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Determinations in connection with offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an applicable committee of our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between (i) the net asset value of our common stock most recently disclosed by us and our management’s assessment of any material change in the net asset value of our common stock since that determination, and (ii) the offering price of the shares of our common stock in the proposed offering.

This determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our cash distributions and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying          , the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (i) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares or (ii) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Market on the valuation date, which date shall be as close as practicable to the dividend payment date for such dividend. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $          transaction fee plus a     ¢ per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal income tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account. See “Material U.S. Federal Income Tax Considerations.”

Participants may terminate their accounts under the plan by notifying the plan agent via its website at          , by filling out the transaction request form located at bottom of their statement and sending it to the plan agent at           or by calling the plan agent at          .

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at          .

If you withdraw or the plan is terminated, you will receive a certificate for each whole share in your account under the plan and you will receive a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF CAPITAL STOCK

General

The following description does not purport to be complete and is subject to the provisions of our certificate of incorporation and bylaws, forms of which will be filed as exhibits to this registration statement. The descriptions are qualified in their entirety by reference to our certificate of incorporation and bylaws and to applicable law.

Under the terms of our certificate of incorporation, our authorized capital stock will consist solely of           shares of common stock, par value $      per share, of which           shares were outstanding as of          , 2010 (after giving effect to the Share Exchange and assuming the mid-point of the range set forth on the cover of this prospectus), and           shares of preferred stock, par value $      per share, of which no shares were outstanding as of             , 2010. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by Delaware law, our certificate of incorporation provides that the board of directors may, without any action by our stockholders, amend our certificate of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

Common stock

Under the terms of our certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor, subject to any preferential dividend rights of outstanding preferred stock. Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders, including the election of directors, and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

We have applied to have our common stock listed on The NASDAQ Global Market under the ticker symbol “HRZN.”

Preferred stock

Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock, and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Anti-takeover Effects of Provisions of Our Certificate of Incorporation, Bylaws, Delaware Law and Other Arrangements

Certain provisions of our certificate of incorporation and bylaws, as summarized below, and applicable provisions of the Delaware General Corporation Law and certain other agreements to which we are a party may make it more difficult for or prevent an unsolicited third party from acquiring control of us or changing our board of directors and management. These provisions may have the effect of deterring hostile takeovers or delaying changes in our control or in our management. These provisions are intended to enhance the likelihood of continued stability in the composition of our board of directors and in the policies furnished by them and to discourage certain types of transactions that may involve an actual or threatened change in our control. The provisions also are intended to discourage certain tactics that may be used in proxy fights. These provisions, however, could have the effect of discouraging others from making tender offers for our shares and, as a consequence, they also may inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.

Classified Board; Vacancies; Removal.  The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our board of directors will be divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors.

Our certificate of incorporation provides that, subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

A director may be removed at any time at a meeting called for that purpose, but only for cause and only by the affirmative vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

Advance Notice Requirements for Stockholder Proposals and Director Nominations.  Our bylaws provide that with respect to an annual meeting of stockholders, nominations of person for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the director of the board of directors, or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform our stockholders and make recommendations about such qualifications or business, as well as to prove a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Amendments to Certificate of Incorporation and Bylaws.  Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our board of directors to amend or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66 2/3% of the total number of authorized directors subject to certain exceptions, including provisions relating to the size of our board, and certain actions requiring board approval, which provisions will require the vote of 75% of our board of directors to be amended. The affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our bylaws.

Calling of Special Meetings by Stockholders.  Our certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by our board of directors, Chairman, Vice Chairman, Chief Executive Officer or President.

Section 203 of the Delaware General Corporation Law.  We will be subject to the provisions of Section 203 of the Delaware General Corporation Law once we are a public company. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

Approval of Certain Transactions.  Our certificate of incorporation requires the favorable vote of a majority of our board of directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of our voting securities.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan or rights offering in which the holder does not increase its percentage of voting securities; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert us to an open-end investment company, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation, to liquidate and dissolve us other than in connection with a qualifying merger, consolidation or sale of assets or to amend any of the provisions discussed herein, our certificate of incorporation requires the favorable vote of a majority of our board of directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series of our shares, voting separately as a class or series, unless such amendment has been approved by at least 80% of our directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) shall be required. If approved in the foregoing manner, our conversion to an open-end investment company could not occur until 90 days after the stockholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all stockholders. As part of any such conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of conversion, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our board of directors would vote to convert us to an open-end fund.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Our board of directors has determined that provisions with respect to the board of directors and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of stockholders generally.

Our Credit Facility also contains a covenant that prohibits us from merging or consolidating with any other person or selling all or substantially all of our assets without the prior written consent of WestLB. If we were to engage in such a transaction without such consent, WestLB could accelerate our repayment obligations under, and/or terminate, our Credit Facility. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Borrowings.”

In addition, the SBA prohibits, without prior SBA approval, a “change of control” of an SBIC. A “change of control” is any event which would result in the transfer of power, direct or indirect, to direct the management and policies of an SBIC, including through ownership. To the extent that we form an SBIC subsidiary, this would prohibit a change of control of us without prior SBA approval.

Limitations of liability and indemnification

The Delaware General Corporation Law authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors’ fiduciary duties. Our certificate of incorporation will include a provision that eliminates the personal liability of for monetary damages for actions taken as a director, except for liability:

•	for breach of duty of loyalty;

•	for acts or omissions not in good faith or involving intentional misconduct or knowing violation of law;

•	under Section 174 of the DGCL (unlawful dividends); or

•	for transactions from which the director derived improper personal benefit.

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

SHARES ELIGIBLE FOR FUTURE SALE

Immediately prior to this offering, there has been no public market for our common stock. Sales of substantial amounts of our unregistered common stock in the public market or the perception that such sales could occur, could adversely affect the prevailing market price of our common stock and our future ability to raise capital through the sale of our equity securities.

Upon completion of this offering (after giving effect to the share exchange and assuming the mid-point of the range set forth on the cover of this prospectus),           shares of our common stock will be outstanding (or           shares of our common stock if the underwriters exercise their over-allotment option in full). Of these shares, the           shares sold in this offering will be freely tradable without restrictions or further registration under the Securities Act, unless those shares are purchased by “affiliates” as that term is defined in Rule 144 under the Securities Act. Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under Rule 144 under the Securities Act.

In conjunction with the Share Exchange, we will enter into a registration rights agreement with respect to           shares issued to the selling stockholder and HTF-CHF. As a result and subject to the terms and conditions of the agreements, at any time following 180 days after the completion of this offering the holders of a majority-in-interest of the shares subject to the registration rights agreement (including permitted transferees) can require up to a maximum of three times that we file a registration statement under the Securities Act relating to the resale of all or a part of the shares. In addition, the registration rights agreement also provides for piggyback registration rights with respect to any future registrations of our equity securities and the right to require us to register the resale of their shares on a “shelf” Form N-2 at any time following 180 days after the completion of this offering. We (and, therefore, indirectly our stockholders) will bear customary costs and expenses incurred in connection with the registration of such shares, although the selling stockholder and HTF-CHF will be responsible for the underwriting discounts and selling commissions in a demand registration and their pro rata share of the underwriting discounts and selling commissions in a piggyback registration.

Rule 144

In general, a person who has beneficially owned restricted shares of our common stock for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the 90 days preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Persons who have beneficially owned restricted shares of our common stock for at least six months but who are our affiliates at the time of, or any time during the 90 days preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

•	1% of the number of shares of our common stock then outstanding, which will equal approximately shares immediately after this offering; or

•	the average weekly trading volume of our common stock on the NASDAQ Global Market for the four calendar weeks prior to the sale,

provided, in each case, that we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Such sales must also comply with the manner of sale, current public information and notice provisions of Rule 144.

Lock-up Agreements

We and our officers and directors and our existing stockholders have agreed with the underwriters, subject to certain exceptions, not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for common stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock, (iii) make any demand for or exercise any right with respect to, the registration of any shares of our common stock or any security convertible into or exercisable or exchangeable for common stock for a period of 180 days after the date of this prospectus without the prior written consent of Morgan Stanley & Co. Incorporated and UBS Securities LLC.

The 180-day restricted period described above is subject to extension such that, in the event that either (a) during the last 17 days of the 180-day restricted period, we issue an earnings release or material news or a material event relating to us occurs or (b) prior to the expiration of the 180-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 180-day period, the “lock-up” restrictions described above will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. See “Underwriters.”

REGULATION

We intend to elect to be regulated as a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company. Our bylaws provide for the calling of a special meeting of stockholders at which such action could be considered upon written notice of not less than ten or more than sixty days before the date of such meeting.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, or the Securities Act. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our investment policies are fundamental and any may be changed without stockholder approval.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. For example, under the 1940 Act, absent receipt of exemptive relief from the SEC, we and our affiliates may be precluded from co-investing in private placements of securities. As a result of one or more of these situations, we may not be able to invest as much as we otherwise would in certain investments or may not be able to liquidate a position as quickly.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our Advisor are adopting and implementing written policies and procedures reasonably designed to prevent violation of the federal securities laws and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and our Advisor have designated an interim chief compliance officer to be responsible for administering the policies and procedures.

Qualifying assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

•	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies any of the following:

•	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange;

•	is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the business development company has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

•	Securities of any eligible portfolio company which we control.

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial assistance to portfolio companies

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “— Qualifying assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the business development company purchases such securities in conjunction with one or more other persons acting together, the business development company will satisfy this test if one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Issuance of Additional Shares

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, at a price below the current net asset value of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

Temporary investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior securities; Derivative securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to our Business and Structure — We will borrow money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

The 1940 Act also limits the amount of warrants, options and rights to common stock that we may issue and the terms of such securities. We do not have, and do not anticipate having, outstanding derivative securities relating to our common shares.

Code of ethics

We and our Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following

e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy voting policies and procedures

We have delegated our proxy voting responsibility to our Advisor. The Proxy Voting Policies and Procedures of our Advisor are set forth below. The guidelines are reviewed periodically by our Advisor and our independent directors, and, accordingly, are subject to change.

Introduction

Our Advisor is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, which we refer to as the Advisers Act. As an investment adviser registered under the Advisers Act, our Advisor has fiduciary duties to us. As part of this duty, our Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. Our Advisor’s Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

Our Advisor votes proxies relating to our portfolio securities in what our Advisor perceives to be the best interest of our stockholders. Our Advisor reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities held by us. Although our Advisor will generally vote against proposals that may have a negative effect on our portfolio securities, our Advisor may vote for such a proposal if there exist compelling long-term reasons to do so.

Our Advisor’s proxy voting decisions are made by those senior officers who are responsible for monitoring each of our investments. To ensure that a vote is not the product of a conflict of interest, our Advisor requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Our Advisor has engaged a third-party service provider to assist it in the voting of proxies. This third-party service provider makes recommendations to our Advisor, based on its guidelines, as to how our votes should be cast. These recommendations are then reviewed by our Advisor’s employees, one of whom must approve the proxy vote in writing and return such written approval to the Administrator’s operations group. If a vote may involve a material conflict of interest, prior to approving such vote, our Advisor must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, our Advisor’s employees shall vote the proxy in accordance with our Advisor’s proxy voting policy.

Proxy voting records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

Chief Compliance Officer
Horizon Technology Finance Corporation
76 Batterson Park Road
Farmington, Connecticut 06032

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under the act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Small Business Investment Company Regulations

On July 14, 2009, our Advisor received a Move Forward Letter from the Investment Division of the SBA. We expect to file an application to have a to-be-formed wholly owned subsidiary be licensed by the SBA as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. Although we cannot assure you that we will receive SBA approval, we remain cautiously optimistic that our Advisor will successfully complete the licensing process. To the extent our Advisor receives an SBIC license, we will form an SBIC subsidiary which will be allowed to issue SBA-guaranteed debentures, subject to the required capitalization of the SBIC subsidiary.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18 million and have average annual net income after U.S. federal income taxes not exceeding $6 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 20% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after U.S. federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the company at the time of the follow on investment, up to the time of the company’s initial public offering, if any.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending or investing outside the United States, to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 now allow an SBIC to exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise. To the extent that we form an SBIC subsidiary, this would prohibit a change of control of us without prior SBA approval.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately raised funds of the SBIC(s). The SBIC regulations currently limit the amount that the SBIC subsidiary would be permitted to borrow up to a maximum of $150 million. This means that the SBIC subsidiary could access the full $150 million maximum available if it were to have $75 million in regulatory capital. However, we would not be required to capitalize our SBIC subsidiary with $75 million and may determine to capitalize it with a lesser amount. In addition, if we are able to obtain financing under the SBIC program, the SBIC subsidiary will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity.

The recently enacted American Recovery and Reinvestment Act of 2009, or the 2009 Stimulus Bill, contains several provisions applicable to SBIC funds. One of the key SBIC-related provisions included in the 2009 Stimulus Bill increased the maximum amount of combined SBIC leverage, or the SBIC leverage cap, to $225 million for affiliated SBIC funds. The prior maximum amount of SBIC leverage available to affiliated SBIC funds was approximately $137 million, as adjusted annually based upon changes in the Consumer Price Index. Due to the increase in the maximum amount of SBIC leverage available to affiliated SBIC funds, we, through our SBIC subsidiary, would have access to incremental SBIC leverage to support our future investment activities.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in the following limited types of securities: (1) direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment; (2) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (3) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (4) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (5) a checking account in a federally insured institution; or (6) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBIC regulations and are periodically required to file certain forms with the SBA.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

In connection with the filing of the SBA license application, we will be applying for exemptive relief from the SEC to permit us to exclude the debt of the SBIC subsidiary guaranteed by the SBA from the 200% consolidated asset coverage ratio requirements, which will enable us to fund more investments with debt capital. However, there can be no assurance that we will receive the exemptive relief requested from the SEC.

NASDAQ Global Market Corporate Governance Regulations

The NASDAQ Global Market has adopted corporate governance regulations that listed companies must comply with. Upon the completion of this offering, we intend to be in compliance with these corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we are in compliance therewith.

Privacy Principles

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our Advisor’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our Advisor will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Advisor does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Advisor generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Advisor determines in good faith that such commission is reasonable in relation to the services provided.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” and the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the “Treasury regulations,” each as in effect as of the date of this prospectus. These provisions are subject to differing interpretations and change by legislative or administrative action, and any change may be retroactive. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state or local tax. This discussion assumes that our stockholders hold their shares of our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the Internal Revenue Service, which we refer to as the “IRS,” regarding any matter discussed herein.

For purposes of this discussion:

•	a “U.S. stockholder” means a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes: (1) a person who is a citizen or individual resident of the United States; (2) a domestic corporation (or other domestic entity taxable as a corporation for U.S. federal income tax purposes); (3) an estate whose income is subject to U.S. federal income tax regardless of its source; or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; and

•	a “non-U.S. stockholder” means a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds our shares, the U.S. tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of our common stock, and each partner in such a partnership, should consult their own tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to each stockholder of an investment in our shares will depend on the facts of its particular situation. Stockholders are urged to consult their own tax advisers to determine the U.S. federal, state, local and foreign tax consequences to them of an investment in our shares, including applicable tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Taxation of the company

As a business development company, we intend to elect to be treated, and intend to qualify, as a RIC under Subchapter M of the Code commencing with our taxable year ending on December 31, 2010. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends.

To continue to qualify as a RIC, we must, among other things, (a) derive in each taxable year at least 90% of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures or forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”) (the “90% Gross Income Test”); and (b) diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs (the “Diversification Tests”). In the case of a RIC that furnishes capital to development corporations, there is an exception relating to the Diversification Tests described above. This exception is available only to registered investment companies which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available, which we refer to as “SEC Certification.” We have not sought SEC Certification, but it is possible that we will seek SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include, in the computation of the 50% value of our assets (described in (b)(i) above), the value of any securities of an issuer, whether or not we own more than 10% of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5% of the value of our total assets.

As a RIC, in any fiscal year with respect to which we distribute an amount equal to at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”), we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains for investment or any investment company taxable income, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the 4% U.S. federal excise tax described below.

We will be subject to a nondeductible 4% U.S. federal excise tax on certain of our undistributed income, unless we timely distribute (or are deemed to have timely distributed) an amount equal to the sum of:

•	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

•	at least 98% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

•	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from satisfying distribution requirements, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% U.S. federal excise tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while any senior securities are outstanding unless we meet the applicable asset coverage ratios. See “Regulation — Senior Securities; Derivative Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Failure to qualify as a RIC

If, in any particular taxable year, we do not satisfy the Annual Distribution Requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% Gross Income Test), all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions generally will be taxable to the stockholders as ordinary dividends to the extent of our current or accumulated earnings and profits. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level federal income tax on such built-in gain at the time of our requalification as a RIC.

We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

Company investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. We will monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to prevent disqualification of us as a RIC but there can be no assurance that we will be successful in this regard.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Since in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the Annual Distribution Requirement.

Accordingly, we may need to sell some of our assets at times that we would not consider advantageous, raise additional debt or equity capital or forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take action that are advantageous) in order to satisfy the Annual Distribution Requirement. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level federal income tax on all our income.

Warrants.  Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Foreign Investments.  In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our stockholders their share of the foreign taxes paid by us.

Passive Foreign Investment Companies.  We may invest in the stock of a foreign corporation which is classified as a “passive foreign investment company” (within the meaning of Section 1297 of the Code) (“PFIC”). In general, if a special tax election has not been made, we will be required to pay tax at ordinary income rates on any gains and “excess distributions” with respect to PFIC stock as if such items had been realized ratably over the period during which we held the PFIC stock, plus an interest charge. Any adverse tax consequences of a PFIC investment may be limited if we are eligible to elect alternative tax treatment with respect to such investment. No assurances can be given that any such election will be available or that, if available, we will make such an election.

Foreign Currency Transactions.  Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time we accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt instruments and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the instrument and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of our investment company taxable income to be distributed to our shareholders as ordinary income.

The remainder of this discussion assumes that we will qualify as a RIC for each taxable year.

Taxation of U.S. stockholders

The following discussion only applies to U.S. stockholders. Prospective investors that are not U.S. stockholders should refer to “ — Taxation of non-U.S. stockholders” below and are urged to consult their own tax advisers with respect to the U.S. federal income tax consequences of an investment in our shares, including the potential application of U.S. federal withholding taxes.

Actual and Deemed Distributions.  Distributions we pay to you from our ordinary income or from an excess of net realized short-term capital gains over net realized long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate U.S. stockholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net realized long-term capital gains over net realized short-term capital losses, which we refer to as “capital gain dividends,” including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains if they have been properly designated by us, regardless of the length of time you have owned our shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). The maximum U.S. federal tax rate on long-term capital gains of individuals is generally 15% (5% for individuals in lower brackets) for such gains realized in taxable years beginning on or before December 31, 2010. For non-corporate taxpayers, ordinary income dividends will currently be taxed at a maximum rate of 35%, while capital gain dividends generally will be taxed at a maximum U.S. federal income tax rate of 15% for such dividends received in taxable years beginning on or before December 31, 2010. Without legislation, for non-corporate taxpayers, the maximum U.S. federal income tax rate will increase to 20% in 2011. For corporate taxpayers, both ordinary income dividends and capital gain dividends are currently taxed at a maximum U.S. federal income tax rate of 35%.

Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year.

In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a written notice to our stockholders provided no later than 60 days after the close of the taxable year. If a designation is made, U.S. stockholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a U.S. stockholder would be increased by an amount equal to the difference between (i) the amount included in the U.S. stockholder’s income as long-term capital gains and (ii) the U.S. stockholder’s proportionate share of the corporate tax paid by us.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, if we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

Alternative Minimum Tax.  As a RIC, we will be subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders and this may affect the U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

Dividend Reinvestment Plan.  Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Dispositions.  A U.S. stockholder will recognize gain or loss on the sale, exchange or other taxable disposition of shares of our common stock in an amount equal to the difference between the U.S. stockholder’s adjusted basis in the shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. stockholder on the disposition of shares of our common stock will result in capital gain or loss to a U.S. stockholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. stockholder upon the disposition of shares of our common stock held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. stockholder. A loss recognized by a U.S. stockholder on a disposition of shares of our common stock will be disallowed as a deduction if the U.S. stockholder acquires additional shares of our common stock (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present U.S. law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Tax Shelter Reporting Regulations.  Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding.  We are required in certain circumstances to backup withhold on taxable dividends or distributions paid to non-corporate U.S. stockholders who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in shares of our common stock. Additionally, U.S. stockholders should be aware of recently enacted legislation that generally imposes, effective for payments made after December 31, 2012, a 30% federal withholding tax on dividends and proceeds from the sale of our common stock held by or through foreign entities, as described below in “Recently Enacted Legislation Affecting Taxation of Our Common Stock Held By or Through Foreign Entities.”

Taxation of non-U.S. stockholders

The following discussion only applies to non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their own tax advisers before investing in shares of our common stock.

Actual and Deemed Distributions; Dispositions.  Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. stockholder directly, would not be subject to withholding. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are satisfied. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

However, for taxable years beginning before January 1, 2010 (and for taxable years beginning before January 1, 2011 if the pending legislation discussed below in “— Proposed Legislation” is enacted), certain “interest-related dividends” and “short-term capital gain dividends” paid by us to certain non-U.S. stockholders are eligible for an exemption from the 30% federal withholding tax provided that certain requirements are satisfied and that we elect to follow certain procedures. It is uncertain whether we will follow those procedures. Interest-related dividends generally are dividends derived from certain interest income earned by us that would not be subject to such tax if earned by non-U.S. stockholders directly. Short-term capital gain dividends generally are dividends derived from the excess of our net short-term capital gains over net long-term capital losses. No assurance can be given as to whether this exemption will be extended for tax years beginning on or after January 1, 2010 or whether any of our distributions will be designated as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to federal withholding tax and will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States or (ii) in the case of an individual, the non-U.S. stockholder is present in the United States for 183 days or more during a taxable year and certain other conditions are satisfied.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return.

For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in shares of our common stock may not be appropriate for certain non-U.S. stockholders.

Dividend Reinvestment Plan.  Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

Backup Withholding.  A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on taxable dividends or distributions unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares. Additionally, non-U.S. stockholders should be aware of recently enacted legislation that generally imposes, effective for payments made after December 31, 2012, a 30% federal withholding tax on dividends and proceeds from the sale of our common stock held by or through foreign entities, as described below in “Recently Enacted Legislation Affecting Taxation of Our Common Stock Held By or Through Foreign Entities.”

Recently Enacted Legislation Affecting Taxation of Our Common Stock Held By or Through Foreign Entities

President Obama recently signed into law H.R. 2847 (the “Recently Enacted Legislation”), which will generally impose a federal withholding tax of 30% on dividends and the gross proceeds of a disposition of our common stock paid after December 31, 2012 to a foreign financial institution unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners). The Recently Enacted Legislation will also generally impose a federal withholding tax of 30% on dividends and the gross proceeds of a disposition of our common stock paid after December 31, 2012 to a non-financial foreign entity unless such entity provides the withholding agent with a certification identifying the direct and indirect U.S. owners of the entity. Under certain circumstances, a non-U.S. stockholder might be eligible for refunds or credits of such taxes. Stockholders are encouraged to consult with their own tax advisors regarding the possible implications of the Recently Enacted Legislation on their investment in our common stock.

Proposed Legislation

Legislation proposed in Congress would levy an excise tax on certain securities transactions, including transactions in stocks, futures, swaps, credit default swaps and options. If enacted, transactions by us could be subject to this excise tax. This tax is not proposed to apply to the purchase or sale of an interest in a RIC. Other legislation proposed in Congress would permit a temporary exemption from the 30% federal withholding tax for “interest-related dividends” and “short-term capital gain dividends” paid by us to non-U.S. stockholders.

Proposed legislation may not become law and, if it does, may not become law in its current form. Even if the proposed legislation is enacted, it is unclear what the actual effective date of any such legislation would be.

UNDERWRITERS

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus, the underwriters named below, for whom Morgan Stanley & Co. Incorporated, UBS Securities LLC and           are acting as representatives, have severally agreed to purchase, and we and the selling stockholder have agreed to sell to them, severally, the number of shares of common stock indicated below:

Number
Name	of Shares

Morgan Stanley & Co. Incorporated
UBS Securities LLC

Total

The underwriters and the representatives are collectively referred to as the “underwriters” and the “representatives,” respectively. The underwriters are offering the shares of common stock subject to their acceptance of the shares from us and the selling stockholder and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the shares of our common stock offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the shares of common stock offered by this prospectus if any such shares are taken. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ over-allotment option described below.

The underwriters initially propose to offer part of the shares of common stock directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $      a share under the public offering price. Any underwriter may allow, and such dealers may reallow, a concession not in excess of $      a share to other underwriters or to certain dealers. After the initial offering of the shares of common stock, the offering price and other selling terms may from time to time be varied by the representatives.

The underwriters have been granted an option, exercisable for 30 days from the date of this prospectus, to purchase up to an aggregate of      additional shares of our common stock at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of our common stock offered by this prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional shares of our common stock as the number listed next to the underwriter’s name in the preceding table bears to the total number of shares of our common stock listed next to the names of all underwriters in the preceding table.

The following table shows the public offering price, underwriting discount and proceeds before expenses to us and the selling stockholder. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

	Per Share	Without Option	With Option

Public offering price	$	$	$
Sales load (underwriting discount and commissions)
Proceeds, before expenses, to Horizon Technology Finance Corporation
Proceeds, before expenses, to selling stockholder

We estimate that the total expenses of this offering, excluding sales load (underwriting discounts and commissions), will be approximately $     .

The underwriters have informed us that they do not intend sales to discretionary accounts to exceed five percent of the total number of shares of our common stock offered by them.

We have applied to have our common stock approved for listing on The NASDAQ Global Market under the symbol “HRZN.”

Each of us, our directors, executive officers and our other existing stockholder has agreed that, without the prior written consent of Morgan Stanley & Co. Incorporated and UBS Securities LLC on behalf of the underwriters, each of us will not, during the period ending 180 days after the date of this prospectus:

•	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock; or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock,

whether any transaction described above is to be settled by delivery of common stock or such other securities, in cash or otherwise.

The restrictions described in the preceding paragraph do not apply to:

•	the sale of shares to the underwriters;

•	the issuance by us of shares of common stock upon the exercise of an option or a warrant or the conversion of a security outstanding on the date of this prospectus of which the underwriters have been advised in writing; or

•	transactions by any person other than us relating to shares of common stock or other securities acquired in open market transactions after the completion of the offering of the shares.

The 180-day restricted period described above is subject to extension such that, in the event that either (a) during the last 17 days of the 180-day restricted period, we issue an earnings release or material news or a material event relating to us occurs or (b) prior to the expiration of the 180-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 180-day period, the “lock-up” restrictions described above will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The release of any securities subject to these lock-up agreements is considered on a case-by-case basis. Factors that would be considered by Morgan Stanley & Co. Incorporated and UBS Securities LLC in determining whether to release securities subject to these lock-up agreements may include the length of time before the lock-up agreement expires, the number of shares or other securities involved, the reason for a requested release, market conditions at the time of the requested release, the trading price of our common shares, historical trading volumes of our common shares and whether the person seeking the release is an officer, director or affiliate of ours.

In order to facilitate the offering of our common stock, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of our common stock. Specifically, the underwriters may sell more shares than they are obligated to purchase under the underwriting agreement, creating a short position in. our common stock for their own account. A short sale is covered if the short position is no greater than the number of shares available for purchase by the underwriters under the over-allotment option. The underwriters can close out a covered short sale by exercising the over-allotment option or purchasing shares in the open market. In determining the source of shares to close out a covered short sale, the underwriters will consider, among other things, the open market price of shares compared to the price available under the over-allotment option. The underwriters may also sell shares in excess of the over-allotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in the offering. In addition, in order to cover any over-allotments or to stabilize the price of our common stock, the underwriters may bid for, and purchase, shares of our common stock in the open market. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing our common stock in the offering, if the syndicate repurchases previously distributed shares of our common stock to cover syndicate short positions or to stabilize the price of the common stock. Any of these activities may stabilize or maintain the market price of our common stock above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

We and our Advisor and the selling stockholder have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters and their affiliates have provided in the past to Horizon Technology Finance Corporation and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to Horizon Technology Finance Corporation and its affiliates and managed funds and Horizon Technology Finance Corporation or our portfolio companies for which they have received or will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with Horizon Technology Finance Corporation or on behalf of Horizon Technology Finance Corporation, or any of our portfolio companies, affiliates and/or managed funds. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to or whose loans are syndicated to Horizon Technology Finance Corporation and its affiliates and managed funds.

The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, NY 10036. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, NY 10171. The principal business address of           is          .

European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive, each underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Member State it has not made and will not make an offer of our shares to the public in that Member State, except that it may, with effect from and including such date, make an offer of our shares to the public in that Member State:

a. at any time to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

b. at any time to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

c. at any time in any other circumstances which do not require the publication by us of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of the above, the expression an “offer of our shares to the public” in relation to any shares in any Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe the shares, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in that Member State.

United Kingdom

Each underwriter has represented and agreed that it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of the shares in circumstances in which Section 21(1) of such Act does not apply to us and it has complied and will comply with all applicable provisions of such Act with respect to anything done by it in relation to any shares in, from or otherwise involving the United Kingdom.

Switzerland

The Prospectus does not constitute an issue prospectus pursuant to Article 652a or Article 1156 of the Swiss Code of Obligations (“CO”) and the shares will not be listed on the SIX Swiss Exchange. Therefore, the Prospectus may not comply with the disclosure standards of the CO and/or the listing rules (including any prospectus schemes) of the SIX Swiss Exchange. Accordingly, the shares may not be offered to the public in or from Switzerland, but only to a selected and limited circle of investors, which do not subscribe to the shares with a view to distribution.

Australia

This prospectus is not a formal disclosure document and has not been, nor will be, lodged with the Australian Securities and Investments Commission. It does not purport to contain all information that an investor or their professional advisers would expect to find in a prospectus or other disclosure document (as defined in the Corporations Act 2001 (Australia)) for the purposes of Part 6D.2 of the Corporations Act 2001 (Australia) or in a product disclosure statement for the purposes of Part 7.9 of the Corporations Act 2001 (Australia), in either case, in relation to the securities.

The securities are not being offered in Australia to “retail clients” as defined in sections 761G and 761GA of the Corporations Act 2001 (Australia). This offering is being made in Australia solely to “wholesale clients” for the purposes of section 761G of the Corporations Act 2001 (Australia) and, as such, no prospectus, product disclosure statement or other disclosure document in relation to the securities has been, or will be, prepared.

This prospectus does not constitute an offer in Australia other than to wholesale clients. By submitting an application for our securities, you represent and warrant to us that you are a wholesale client for the purposes of section 761G of the Corporations Act 2001 (Australia). If any recipient of this prospectus is not a wholesale client, no offer of, or invitation to apply for, our securities shall be deemed to be made to such recipient and no applications for our securities will be accepted from such recipient. Any offer to a recipient in Australia, and any agreement arising from acceptance of such offer, is personal and may only be accepted by the recipient. In addition, by applying for our securities you undertake to us that, for a period of 12 months from the date of issue of the securities, you will not transfer any interest in the securities to any person in Australia other than to a wholesale client.

Hong Kong

Our securities may not be offered or sold in Hong Kong, by means of this prospectus or any document other than (i) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (ii) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong). No advertisement, invitation or document relating to our securities may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere) which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to the securities which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Japan

Our securities have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the Financial Instruments and Exchange Law) and our securities will not be offered or sold, directly or indirectly, in Japan, or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan, or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

Singapore

This document has not been registered as a prospectus with the Monetary Authority of Singapore and in Singapore, the offer and sale of our securities is made pursuant to exemptions provided in sections 274 and 275 of the Securities and Futures Act, Chapter 289 of Singapore (“SFA”). Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of our securities may not be circulated or distributed, nor may our securities be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor as defined in Section 4A of the SFA pursuant to Section 274 of the SFA, (ii) to a relevant person as defined in section 275(2) of the SFA pursuant to Section 275(1) of the SFA, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA, in each case subject to compliance with the conditions (if any) set forth in the SFA. Moreover, this document is not a prospectus as defined in the SFA. Accordingly, statutory liability under the SFA in relation to the content of prospectuses would not apply. Prospective investors in Singapore should consider carefully whether an investment in our securities is suitable for them.

Where our securities are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

(a) by a corporation (which is not an accredited investor as defined in Section 4A of the SFA) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

(b) for a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor,

shares of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferable for six months after that corporation or that trust has acquired the shares under Section 275 of the SFA, except:

(1) to an institutional investor (for corporations under Section 274 of the SFA) or to a relevant person defined in Section 275(2) of the SFA, or any person pursuant to an offer that is made on terms that such shares of that corporation or such rights and interest in that trust are acquired at a consideration of not less than S$200,000 (or its equivalent in a foreign currency) for each transaction, whether such amount is to be paid for in cash or by exchange of securities or other assets, and further for corporations, in accordance with the conditions, specified in Section 275 of the SFA;

(2) where no consideration is given for the transfer; or

(3) where the transfer is by operation of law.

In addition, investors in Singapore should note that the securities acquired by them are subject to resale and transfer restrictions specified under Section 276 of the SFA, and they, therefore, should seek their own legal advice before effecting any resale or transfer of their securities.

Pricing of the Offering

Prior to this offering, there has been no public market for the shares of our common stock. The initial public offering price will be determined by negotiations between us and the representatives of the underwriters. Among the factors to be considered in determining the initial public offering price will be our future prospects and our industry in general, sales, earnings and certain other financial and operating information in recent periods, and the price-earnings ratios, market prices of securities and financial and operating information of companies engaged in activities similar to ours.

CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

     , which we refer to as our “Custodian,” will provide administrative and accounting services to us under a sub-administration and accounting services agreement. Our securities are held by the Custodian pursuant to a custodian services agreement. The Custodian will also act as our transfer agent, dividend paying agent and registrar pursuant to a transfer agency agreement and will provide compliance support services to us pursuant to a compliance support services agreement. For the services provided to us by the Custodian and its affiliates, the Custodian will be entitled to an annual fee equal to a percentage of our average net assets plus reimbursement of reasonable expenses, and a base fee, payable monthly. The principal business address of the Custodian is      .

LEGAL MATTERS

Certain legal matters in connection with the common shares will be passed upon for us by Squire, Sanders & Dempsey L.L.P., and for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Compass Horizon Funding Company LLC appearing in this prospectus and registration statement have been audited by McGladrey & Pullen, LLP, an independent registered public accounting firm located at One Church St., New Haven, CT 06510, as stated in their report appearing elsewhere herein, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

We have filed a registration statement with the SEC on Form N-2, together with all amendments and related exhibits, under the Securities Act relating to the shares of common stock we are offering pursuant to this prospectus. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

Upon the completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This information will also be available free of charge by contacting us at 76 Batterson Park Road, Farmington, Connecticut 06032, by telephone at (800) 676-8654, or on our website that we expect to establish upon completion of this offering. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

Compass Horizon Funding Company LLC

Consolidated Balance Sheets (Unaudited)

	March 31,	December 31,
	2010	2009

ASSETS
Cash and cash equivalents	$19,148,952	$9,892,048
Loans receivable (Note 3)
Venture loans (net of unearned income of:
2010 $1,309,082 and 2009 $1,134,146)	112,650,051	107,755,693
Revolving loans (net of unearned income of:
2010 $12,654 and 2009 $17,323)	2,335,882	3,664,546
Allowance for loan losses	(1,620,810)	(1,924,034)

Loans receivable, net	113,365,123	109,496,205
Warrants (Note 7)	2,935,154	2,457,680
Accrued interest receivable	1,716,182	1,451,963
Debt issuance costs (net of accumulated amortization of:
2010 $2,420,328 and 2009 $2,129,889)	1,064,947	1,355,386
Other assets	360,006	214,731

TOTAL ASSETS	$138,590,364	$124,868,013

LIABILITIES AND MEMBERS’ CAPITAL
Borrowings (Note 4)	$75,230,251	$64,166,412
Interest rate swap liability (Note 8)	668,247	767,877
Accrued management fees (Note 11)	183,149	181,561
Other accrued expenses	298,720	259,494

TOTAL LIABILITIES	76,380,367	65,375,344

Commitments and Contingencies (Notes 5 and 6)
MEMBERS’ CAPITAL
Members’ capital (Note 9)	62,878,244	60,260,546
Accumulated other comprehensive loss - Unrealized loss on interest rate swaps	(668,247)	(767,877)

TOTAL MEMBERS’ CAPITAL	62,209,997	59,492,669

TOTAL LIABILITIES AND MEMBERS’ CAPITAL	$138,590,364	$124,868,013

See Notes to Unaudited Consolidated Financial Statements

Compass Horizon Funding Company LLC

Consolidated Statements of Operations (Unaudited)

	Three Months	Three Months
	Ended	Ended
	March 31,	March 31,
	2010	2009

INCOME
Interest income on loans	$3,744,547	$3,213,457
Other interest income	9,337	33,076
Net unrealized gain on warrants (Note 7)	201,765	444,777
Other income	38,852	10,000

Total income	3,994,501	3,701,310

Credit (provision) for loan losses (Note 3)	303,224	(36,413)

Income after credit (provision) for loan losses	4,297,725	3,664,897

EXPENSES
Management fee expense (Note 11)	547,151	507,453
Interest expense	1,003,324	1,020,808
Professional fees	72,962	7,750
General and administrative	56,590	46,032

Total expenses	1,680,027	1,582,043

NET INCOME	$2,617,698	$2,082,854

See Notes to Unaudited Consolidated Financial Statements

Compass Horizon Funding Company LLC

Consolidated Statements of Members’ Capital (Unaudited)

		Accumulated
		Other
	Members’	Comprehensive
	Capital	Loss	Total

Balance at December 31, 2008	$50,947,371	$(1,162,563)	$49,784,808
Comprehensive income
Net income	2,082,854		2,082,854
Unrealized loss on interest rate swaps (Note 8)		(73,780)	(73,780)

Total comprehensive income			2,009,074

Balance at March 31, 2009	$53,030,225	$(1,236,343)	$51,793,882

Balance at December 31, 2009	$60,260,546	$(767,877)	$59,492,669
Comprehensive income
Net income	2,617,698		2,617,698
Unrealized gain on interest rate swaps (Note 8)		99,630	99,630

Total comprehensive income			2,717,328

Balance at March 31, 2010	$62,878,244	$(668,247)	$62,209,997

See Notes to Unaudited Consolidated Financial Statements

Compass Horizon Funding Company LLC

Consolidated Statements of Cash Flows (Unaudited)

	Three Months	Three Months
	Ended	Ended
	March 31,	March 31,
	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,617,698	$2,082,854
Adjustments to reconcile net income to net cash provided by operating activities:
(Credit) provision for loan losses	(303,224)	36,413
Amortization of debt issuance costs	290,439	286,000
Net unrealized appreciation of warrants during the period	(201,765)	(444,777)
Changes in assets and liabilities:
Increase in accrued interest receivable	(264,219)	(316,068)
Decrease in unearned loan income	(105,405)	(10,458)
(Increase) decrease in other assets	(145,275)	27,854
Increase (decrease) in other accrued expenses	39,226	(101,400)
Increase in accrued management fees	1,588	18,094

Net cash provided by operating activities	1,929,063	1,578,512

CASH FLOWS FROM INVESTING ACTIVITIES:
Loans funded	(12,024,588)	(14,117,666)
Principal repayments on loans	8,288,590	1,458,183

Net cash used in investing activities	(3,735,998)	(12,659,483)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in revolving borrowings	11,063,839	6,587,204

Net cash provided by financing activities	11,063,839	6,587,204

Net increase (decrease) in cash and cash equivalents	9,256,904	(4,493,767)
CASH AND CASH EQUIVALENTS:
Beginning of period	9,892,048	20,024,408

End of period	$19,148,952	$15,530,641

Cash paid for interest	$712,884	$705,686

Supplemental non-cash investing and financing activities:
Warrants received & recorded as unearned loan income	$275,709	$135,670

(Decrease) increase in interest rate swap liability	$(99,630)	$73,780

See Notes to Unaudited Consolidated Financial Statements

Compass Horizon Funding Company LLC

Notes to Unaudited Consolidated Financial Statements

Note 1.	Organization

Compass Horizon Funding Company LLC (“CHF”) was formed as a Delaware limited liability company on January 23, 2008 by and between Compass Horizon Partners, LP, an exempted limited partnership registered in Bermuda (“Compass”) and HTF-CHF Holdings LLC, a Delaware limited liability company (“Horizon”). Compass is the only Class A Member, Horizon is the only Class B Member and there are no other members of any type. CHF was formed to acquire and manage loans to, and warrants from, venture capital backed technology companies in the life sciences and information technology industries. The Company makes loans to companies in these industries which are at a range of life cycle stages including early stage, expansion stage and later stage.

Horizon Credit I LLC (“Credit I”) was formed as a Delaware limited liability company on January 23, 2008, with CHF as the sole equity member. Credit I is a special purpose bankruptcy remote entity and is reported herein as a wholly owned subsidiary of CHF.

CHF and Credit I are collectively referred to herein as the “Company” which commenced operations on March 4, 2008. CHF sells certain portfolio transactions to Credit I (“Purchased Assets”). Credit I is a separate legal entity from CHF and the Purchased Assets have been conveyed to Credit I and are not available for creditors of CHF or any other entity other than its lenders.

Note 2.	Summary of Significant Accounting Policies

Basis of Financial Statement Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in accordance with the rules and regulations of the SEC. The interim information reflects all adjustments (consisting only of normal recurring accruals and adjustments), which are, in the opinion of management, necessary to fairly state the operating results for the respective periods. However, these operating results are not necessarily indicative of the results expected for the full fiscal year. The notes to the unaudited financial statements should be read in conjunction with the notes to the Company’s December 31, 2009 and 2008 audited financial statements contained within this registration statement.

In preparing the consolidated financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the balance sheet and income and expenses for the period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, and the valuation of warrants and interest rate swaps.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of CHF and Credit I. All inter-company accounts and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

Cash and cash equivalents as presented in the consolidated balance sheets and the consolidated statements of cash flows include bank checking accounts and money market funds with an original maturity of less than 90 days.

Loans

Loans receivable are stated at current unpaid principal balances adjusted for the allowance for loan losses, unearned income and any unamortized deferred fees or costs. The Company has the ability and intent to hold its loans for the foreseeable future or until maturity or payoff.

Compass Horizon Funding Company LLC

Notes to Unaudited Consolidated Financial Statements — (Continued)

Interest on loans is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income on loans is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if the Company otherwise does not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid. No loans were on non-accrual status as of March 31, 2010 and December 31, 2009.

The Company receives a variety of fees from borrowers in the ordinary course of conducting its business, including advisory fees, commitment fees, amendment fees, non-utilization fees and prepayment fees (collectively, the “Fees”). In a limited number of cases, the Company may also receive a non-refundable deposit earned upon the termination of a transaction. Loan origination fees, net of certain direct origination costs, are deferred, and along with unearned income, are amortized as a level yield adjustment over the respective term of the loan. Fees for counterparty loan commitments with multiple loans are allocated to each loan based upon each loan’s relative fair value. When a loan is placed on non-accrual, the amortization of the related Fee and unearned income is discontinued until the loan is returned to accrual status.

Certain loan agreements also require the borrower to make an end-of-term payment that is accrued into income over the life of the loan to the extent such amounts are expected to be collected. The Company will generally cease accruing the income if there is insufficient value to support the accrual or the Company does not expect the borrower to be able to pay all principal and interest due.

Allowance for Loan Losses

The allowance for loan losses represents management’s estimate of probable loan losses inherent in the loan portfolio as of the balance sheet date. The estimation of the allowance is based on a variety of factors, including past loan loss experience, the current credit profile of the Company’s borrowers, adverse situations that have occurred that may affect individual borrowers’ ability to repay, the estimated value of underlying collateral and general economic conditions. The loan portfolio is comprised of large balance loans that are evaluated individually for impairment and are risk-rated based upon a borrower’s individual situation, current economic conditions, collateral and industry-specific information that management believes is relevant in determining the potential occurrence of a loss event and in measuring impairment. The allowance for loan losses is sensitive to the risk rating assigned to each of the loans and to corresponding qualitative loss factors that the Company uses to estimate the allowance. These factors are applied to the outstanding loan balances in estimating the allowance for loan losses. If necessary, based on performance factors related to specific loans, specific allowance for loan losses is established for individual impaired loans. Increases or decreases to the allowance for loan losses are charged or credited to current period earnings through the provision (credit) for loan losses. Amounts determined to be uncollectible are charged against the allowance for loan losses, while amounts recovered on previously charged-off loans increase the allowance for loan losses.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price, or the fair value of the collateral, if the loan is collateral dependent.

Compass Horizon Funding Company LLC

Notes to Unaudited Consolidated Financial Statements — (Continued)

Impaired loans also include loans modified in troubled debt restructurings where concessions have been granted to borrowers experiencing financial difficulties. These concessions could include a reduction in the interest rate on the loan, payment extensions, forgiveness of principal, forbearance or other actions intended to maximize collection. There have been no troubled debt restructurings since our inception.

Warrants

In connection with substantially all lending arrangements, the Company receives warrants to purchase shares of stock from the borrower. Because the warrant agreements contain net exercise or “cashless” exercise provisions, the warrants qualify as derivative instruments. The warrants are recorded as assets at estimated fair value on the grant date using the Black-Scholes valuation model. The warrants are considered loan fees and are also recorded as unearned loan income on the grant date. The unearned income is recognized as interest income over the contractual life of the related loan in accordance with the Company’s income recognition policy. As all the warrants held are deemed to be derivatives, they are periodically measured at fair value using the Black-Scholes valuation model. Any adjustment to fair value is recorded through earnings as net unrealized gain or loss on warrants. Gains from the disposition of the warrants or stock acquired from the exercise of warrants, are recognized as realized gains on warrants.

The Company values the warrant assets incorporating the following material assumptions:

•	Underlying asset value of the issuer is estimated based on information available, including any information regarding the most recent rounds of borrower funding.

•	Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on guideline publicly traded companies within indices similar in nature to the underlying company issuing the warrant. A total of seven such indices were used. The weighted average volatility assumptions used for the warrant valuation at March 31, 2010, December 31, 2009 and March 31, 2009 were 29%, 29% and 25%, respectively.

•	The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant.

•	Other adjustments, including a marketability discount, are estimated based on management’s judgment about the general industry environment.

Debt Issuance Costs

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing from its lender and are recognized as assets and are amortized as interest expense over the term of the related Credit Facility. The unamortized balance of debt issuance costs as of March 31, 2010 and December 31, 2009 was $1,064,947 and $1,355,386, respectively, and the amortization expense relating to debt issuance costs during the three months ended March 31, 2010 and March 31, 2009 was $290,439 and $286,000, respectively.

Income Taxes

The Company is a limited liability company treated as a partnership for U.S. federal income tax purposes and, as a result, all items of income and expense are passed through to, and are generally reportable on, the tax returns of the respective members of each limited liability company. Therefore, no federal or state income tax provision has been recorded.

The FASB issued new guidance on accounting for uncertainty in income taxes. The Company adopted this new guidance for the year ended December 31, 2009. Management evaluated the Company’s tax positions and

Compass Horizon Funding Company LLC

Notes to Unaudited Consolidated Financial Statements — (Continued)

concluded that the Company had taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance.

Interest Rate Swaps and Hedging Activities

The Company recognizes its interest rate swap derivatives on the balance sheet as either an asset or liability measured at fair value. Changes in the derivatives’ fair value are recognized currently in income unless specific hedge accounting criteria are met. Special accounting for qualifying hedges allows a derivative’s gains and losses to offset related results on the hedged item in the statement of operations and requires the Company to formally document, designate and assess effectiveness of transactions that receive hedge accounting. Derivatives that are not hedges are adjusted to fair value through earnings. If the derivative qualifies as a hedge, depending on the nature of the hedge, changes in the fair value of derivatives are either offset against the change in fair value of hedged assets, liabilities, or firm commitments through earnings, or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative’s change in fair value, if any, is immediately recognized as interest expense.

Comprehensive Income

Accounting principles generally require that recognized income, expenses, gains and losses be included in net income. Certain changes in assets and liabilities, such as unrealized appreciation or depreciation on interest rate swaps, are reported as a separate component of members’ capital in the consolidated balance sheet, and such items, along with net income, are components of comprehensive income.

Fair Value

The Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is best determined based upon quoted market prices. However, in certain instances, there are no quoted market prices for certain assets or liabilities. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the asset or liability.

Fair value measurements focus on exit prices in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate. In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment.

The Company’s fair value measurements are classified into a fair value hierarchy based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value. The three categories within the hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets and liabilities.

Level 2	Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active, and model-based valuation techniques for which all significant inputs are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Compass Horizon Funding Company LLC

Notes to Unaudited Consolidated Financial Statements — (Continued)

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

In February 2010, the FASB issued guidance which amends the existing guidance related to fair value measurements and disclosures. The amendments require the following new fair value disclosures:

•	Separate disclosure of the significant transfers in and out of Level 1 and Level 2 fair value measurements, and a description of the reasons for the transfers.

•	In the roll forward of activity for Level 3 fair value measurements (significant unobservable inputs), purchases, sales, issuances, and settlements should be presented separately (on a gross basis rather than as one net number).

In addition, the amendments clarify existing disclosure requirements, as follows:

•	Fair value measurements and disclosures should be presented for each class of assets and liabilities within a line item in the balance sheet.

•	Reporting entities should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3.

The new disclosures and clarifications of existing disclosures are effective for the Company’s interim and annual reporting periods beginning after December 15, 2009, except for the disclosures included in the roll forward of activity for Level 3 fair value measurements, for which the effective date is for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.

See Note 10 for additional information regarding fair value.

Transfers of Financial Assets

Transfers of financial assets are accounted for as sales, when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company — put presumptively beyond the reach of the transferor and its creditors, even in bankruptcy or other receivership, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (3) the transferor does not maintain effective control over the transferred assets through either (a) an agreement that both entitles and obligates the transferor to repurchase or redeem the assets before maturity or (b) the ability to unilaterally cause the holder to return specific assets, other than through a cleanup call.

In June 2009, the FASB issued guidance which modified certain guidance relating to transfers and servicing of financial assets. This guidance eliminates the concept of qualifying special purpose entities, provides guidance as to when a portion of a transferred financial asset can be evaluated for sale accounting, provides additional guidance with regard to accounting for transfers of financial assets and requires additional disclosures. This guidance is effective for the Company as of January 1, 2010, with adoption applied prospectively for transfers that occur on and after the effective date. The adoption of this guidance is not expected to have a material impact on the Company’s financial statements.

Subsequent Events

The Company has evaluated the subsequent events through June 4, 2010, the date on which the financial statements were issued.

Compass Horizon Funding Company LLC

Notes to Unaudited Consolidated Financial Statements — (Continued)

Note 3.	Loans Receivable

Loans receivable consist of term loans and revolving loans. The loans are payable in installments with final maturities ranging from 24 to 48 months and are generally collateralized by all assets of the borrower. As of March 31, 2010 and December 31, 2009, 98.0% and 96.7%, respectively, of the Company’s loans are at fixed rates for their term. The weighted average interest rate of the loan portfolio was 12.71% and 12.64% as of March 31, 2010 and December 31, 2009, respectively. All loans were made to companies based in the United States of America.

The following is a summary of the changes in the allowance for loan losses:

	Three Months	Three Months
	Ended	Ended
	March 31,	March 31,
	2010	2009

Balance at beginning of period	$1,924,034	$1,649,653
(Credit) provision for loan losses	(303,224)	36,413
Charge offs, net of recoveries	—	—

Balance at end of period	$1,620,810	$1,686,066

Note 4.	Borrowings

Credit I entered into a $150,000,000 Revolving Credit Facility (the “Credit Facility”) with WestLB AG (“WestLB”) effective March 4, 2008. The Credit Facility has a three year initial revolving term and is renewable on March 3, 2011, subject to agreement between the Company and WestLB. If the revolving term is not renewed, the balance will be allowed to amortize over an additional four year term. The interest rate is based upon the one-month LIBOR (0.25% and 0.23% as of March 31, 2010 and December 31, 2009, respectively) plus a spread of 2.50%.

The Credit Facility is collateralized by loans held by Credit I and permits an advance rate of up to 75% of eligible loans held by Credit I. The Credit Facility contains covenants that, among other things, require the Company to maintain a minimum net worth and to restrict the loans securing the Credit Facility to certain criteria for qualified loans and includes portfolio company concentration limits as defined in the related loan agreement. At March 31, 2010 and December 31, 2009, based on assets of Credit I, the Company had borrowing capacity of approximately $75,800,000 million and $72,160,000 million, respectively, and had actual borrowings outstanding of $75,230,251 and $64,166,412, respectively, on the Credit Facility.

Note 5.	Financial Instruments with Off-Balance-Sheet Risk

In the normal course of business, the Company is party to financial instruments with off-balance-sheet risk to meet the financing needs of its borrowers. These financial instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the consolidated balance sheet. The Company attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

The balance of unfunded commitments to extend credit was approximately $16,700,000 and $5,400,000 as of March 31, 2010 and December 31, 2009, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate CHF to extend credit, such as revolving credit arrangements or similar transactions. Commitments may also include a financial or nonfinancial milestone that has to be achieved before the commitment can be drawn. Commitments generally have fixed expiration dates or other termination clauses. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

Compass Horizon Funding Company LLC

Notes to Unaudited Consolidated Financial Statements — (Continued)

Note 6.	Concentrations of Credit Risk

The Company’s loan portfolio consists primarily of loans to development-stage companies at various stages of development in the information technology and life science industries. Many of these companies may have relatively limited operating histories and also may experience variation in operating results. Many of these companies do business in regulated industries and could be affected by changes in government regulations. Most of the Company’s borrowers will need additional capital to satisfy their continuing working capital needs and other requirements, and in many instances to service the interest and principal payments on the loans.

The largest loans may vary from year to year as new loans are recorded and repaid. The Company’s five largest loans represented approximately 29% and 28% of total loans outstanding as of March 31, 2010 and December 31, 2009, respectively. No single loan represents more than 10% of the total loans as of March 31, 2010 and December 31, 2009. Loan income, consisting of interest and fees, can fluctuate significantly upon repayment of large loans. Interest income from the five largest loans accounted for approximately 18% and 25% of total loan interest and fee income for the three months ended March 31, 2010 and March 31, 2009, respectively.

Note 7:	Warrants

The Company receives warrants from borrowers in connection with the loans receivable. These warrants generally do not produce a current cash return, but are held for potential investment appreciation and capital gains. For the three months ended March 31, 2010 and March 31, 2009, the Company did not recognize any realized gains, and recognized net unrealized appreciation of $201,765 and $444,777, respectively, on the warrants.

Note 8:	Interest Rate Swaps and Hedging Activities

On October 14, 2008, the Company entered into two interest rate swap agreements (collectively, the “Swap”) with WestLB, fixing the rate of $10 million at 3.58% and $15 million at 3.20% on the first advances of a like amount of variable rate Credit Facility borrowings. The interest rate swaps expire in October 2011 and October 2010, respectively. The Swap is designated as a cash flow hedge and is anticipated to be highly effective.

The Company utilizes the Swap to manage risks related to interest rates on the first $25 million of borrowings on the Company’s Credit Facility. Accounting for derivatives as hedges requires that, at inception and over the term of the arrangement, the hedged item and related derivative meet the requirements for hedge accounting.

The objective of the Swap is to hedge the risk of changes in cash flows associated with the future interest payments on the first $25 million of the variable rate Credit Facility debt with a combined notional amount of $25 million. This is a hedge of future specified cash flows. As a result, these interest rate swaps are derivatives and were designated as hedging instruments at the inception of the Swap, and the Company has applied cash flow hedge accounting. The Swap is recorded in the consolidated balance sheet at fair value, and any related increases or decreases in the fair value are recognized on the Company’s consolidated balance sheet within accumulated other comprehensive income.

At March 31, 2010 and December 31, 2009, the Swap has been recorded as a liability on the consolidated balance sheet and the corresponding unrealized loss on the Swap is recorded in accumulated other comprehensive loss, totaling $668,247 and $767,877, respectively. The Swap does not contain any credit risk related contingent features.

The Company assesses the effectiveness of its Swap on a quarterly basis. The Company has considered the impact of the current credit crisis in the United States in assessing the risk of counterparty default. The Company believes that it is still likely that the counterparty for the Swap will continue to perform throughout the contract period, and as a result continues to deem the Swap an effective hedging instrument. As most of the critical terms of the hedging instruments and hedged items match, the hedging relationship is considered to be highly effective. Prospective and retrospective assessments of the ineffectiveness of the hedge have been and will be made at the end

Compass Horizon Funding Company LLC

Notes to Unaudited Consolidated Financial Statements — (Continued)

of each fiscal quarter. No ineffectiveness on the Swap was recognized during the three months end March 31, 2010 and March 31, 2009. During the three months ended March 31, 2010, $0.2 million was reclassified from accumulated other comprehensive loss into interest expense, and at March 31, 2010, $0.6 million is expected to be reclassified in the next twelve months.

Note 9.	Members’ Capital

On March 4, 2008, $50,000,000 of capital was contributed to CHF. Since inception, there have been no distributions to members.

Note 10.	Fair Value

As described in Note 1, the Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. A description of the valuation methodologies used for assets and liabilities recorded at fair value, and for estimating fair value for financial and non-financial instruments not recorded at fair value, is set forth below.

Cash and cash equivalents and accrued interest receivable:  The carrying amount is a reasonable estimate of fair value. These financial instruments are not recorded at fair value on a recurring basis.

Loans:  For variable rate loans which re-price frequently and have no significant change in credit risk, carrying values are a reasonable estimate of fair values, adjusted for credit losses inherent in the portfolio. The fair value of fixed rate loans is estimated by discounting the future cash flows using the year end rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities, adjusted for credit losses inherent in the portfolio. The Company does not record loans at fair value on a recurring basis. However, from time to time, nonrecurring fair value adjustments to collateral-dependent impaired loans may be recorded to reflect partial write-downs based on the observable market price or current appraised value of collateral.

Warrants:  The Company values its warrants using the Black-Scholes valuation model. The fair value of the Company’s warrants held in publicly traded companies are determined based on inputs that are readily available in public markets or can be derived from information available in public markets. Therefore, the Company has categorized these warrants as Level 2 within the fair value hierarchy described in Note 2. The fair value of the Company’s warrants held in private companies are determined using both observable and unobservable inputs and represents management’s best estimate of what market participants would use in pricing the warrants at the measurement date. Therefore, the Company has categorized these warrants as Level 3 within the fair value hierarchy described in Note 2. These financial instruments are recorded at fair value on a recurring basis.

Borrowings:  The carrying amount of borrowings under the revolving credit facility approximates its fair value due to the short duration and variable interest rate of this debt. These financial instruments are not recorded at fair value on a recurring basis. Additionally, the Company considers its creditworthiness in determining the fair value of such borrowings.

Interest rate swap derivatives:  The fair value of the Company’s interest rate swap derivative instruments is the estimated as the amount the Company would pay to terminate its swaps at the balance sheet date, taking into account current interest rates and the creditworthiness of the counterparty for assets and the credit worthiness of the Company for liabilities. The Company has categorized these derivative instruments as Level 2 within the fair value hierarchy described in Note 2. These financial instruments are recorded at fair value on a recurring basis.

Off-balance-sheet instruments:  Fair values for off-balance-sheet lending commitments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the

Compass Horizon Funding Company LLC

Notes to Unaudited Consolidated Financial Statements — (Continued)

agreements and the counterparties’ credit standings. Off-balance-sheet instruments are not recorded at fair value on a recurring basis.

The following table details the financial instruments that are carried at fair value and measured at fair value on a recurring basis as of March 31, 2010 and December 31, 2009, respectively, and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine the fair value:

	March 31, 2010
		Quoted Prices in	Significant	Significant
	Balance as of	Active Markets for	Observable	Unobservable
	March 31,	Identical Assets	Inputs	Inputs
	2010	(Level 1)	(Level 2)	(Level 3)

Warrant Assets	$2,935,154	$—	$712,654	$2,222,500

Interest Rate Swap Liability	$668,247	$—	$668,247	$—

	December 31, 2009
		Quoted Prices in	Significant	Significant
	Balance as of	Active Markets for	Observable	Unobservable
	December 31,	Identical Assets	Inputs	Inputs
	2009	(Level 1)	(Level 2)	(Level 3)

Warrant Assets	$2,457,680	$—	$447,417	$2,010,263

Interest Rate Swap Liability	$767,877	$—	$767,877	$—

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets:

	The Three	The Three
	Months Ended	Months Ended
	March 31,	March 31,
	2010	2009

Level 3 assets, beginning of period	$2,010,263	$556,753
Warrants received and classified as Level 3	275,709	135,670
Unrealized (loss) gains included in earnings	(63,472)	490,847

Level 3 assets, end of period	$2,222,500	$1,183,270

The Company discloses fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. Certain financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The estimated fair value amounts for 2010 and 2009 have been measured as of the year-end date, and have not been reevaluated or updated for purposes of these financial statements subsequent to that date. As such, the estimated fair values of these financial instruments subsequent to the reporting date may be different than amounts reported at year-end.

Compass Horizon Funding Company LLC

Notes to Unaudited Consolidated Financial Statements — (Continued)

The information presented should not be interpreted as an estimate of the fair value of the entire Company since a fair value calculation is only required for a limited portion of the Company’s assets and liabilities. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

As of March 31, 2010 and December 31, 2009, the recorded book balances and estimated fair values of the Company’s financial instruments were as follows:

	March 31, 2010		December 31, 2009
	Recorded		Recorded
	Book	Estimated	Book	Estimated
	Balance	Fair Value	Balance	Fair Value

Financial Assets:
Cash & cash equivalents	$19,148,952	$19,148,952	$9,892,048	$9,892,048
Loans receivable, net	$113,365,123	$114,650,546	$109,496,205	$110,654,287
Warrants	$2,935,154	$2,935,154	$2,457,680	$2,457,680
Accrued interest receivable	$1,716,182	$1,716,182	$1,451,963	$1,451,963
Financial Liabilities:
Borrowings	$75,230,251	$75,230,251	$64,166,412	$64,166,412
Interest rate swap liability	$668,247	$668,247	$767,877	$767,877

Off-balance-sheet instruments

The Company assumes interest rate risk (the risk that general interest rate levels will change) as a result of its normal operations. As a result, the fair values of the Company’s financial instruments will change when interest rate levels change and that change may be either favorable or unfavorable to the Company. Management attempts to match maturities of assets and liabilities to the extent believed necessary to minimize interest rate risk. Management monitors rates and maturities of assets and liabilities and attempts to minimize interest rate risk by adjusting terms of new loans and by investing in securities with terms that mitigate the Company’s overall interest rate risk.

Note 11:	Related Party Transactions

Horizon Technology Finance Management LLC serves as Advisor for the Company under a Management and Services Agreement which provides for management fees payable monthly to the Advisor at a rate of 2.0% per annum of the gross assets of the Company. The Advisor also generates substantially all investment opportunities for the Company. Total management fee expense was $547,151 and $507,453 for the three months ended March 31, 2010 and March 31, 2009, respectively. Accrued management fees were $183,149 and $181,561 as of March 31, 2010 and December 31, 2009, respectively.

On March 3, 2010, the Company entered into a certain Indemnity Agreement with the Advisor whereby the Advisor agreed to indemnify the Company, solely in the event that the planned IPO (see Note 12) is not completed prior to June 30, 2011, for certain costs and expenses incurred by the Company in connection with the preparations for the IPO, up to a maximum amount of $1.2 million plus 8% annual interest accruing from the date the Company paid any indemnified amounts. Pursuant to an agreement among the members of the Advisor, each member agreed to make its proportional capital contributions to the Advisor, to the extent necessary, to fund payments required under the Indemnity Agreement.

Compass Horizon Funding Company LLC

Notes to Unaudited Consolidated Financial Statements — (Continued)

Note 12:	Subsequent Events

In 2010, the members of the Company intend to exchange their membership interests in the Company for shares of common stock of an entity formed by the Company and expected to be named Horizon Technology Finance Corporation (the “Share Exchange”). In conjunction with the Share Exchange, Horizon Technology Finance Corporation plans on completing an initial public offering (“IPO”). Immediately prior to the completion of an IPO, the Company, to the extent there is available cash on hand at the Company, expects to make a cash distribution (“Pre-IPO Distribution”) to its Class A Member from net income and as a return of capital. After the Pre-IPO Distribution and immediately prior to the completion of the IPO, all owners of the Company would exchange their membership interests in the Company for shares of common stock of Horizon Technology Finance Corporation. Horizon Technology Finance Corporation is expected to become the public corporation upon the completion of the IPO. Upon the completion of the Share Exchange and the IPO, the Company would become a wholly owned subsidiary of Horizon Technology Finance Corporation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members
Compass Horizon Funding Company LLC and Subsidiary
Farmington, Connecticut

We have audited the accompanying consolidated balance sheets of Compass Horizon Funding Company LLC and Subsidiary (the “Company”) as of December 31, 2009 and 2008, and the related consolidated statements of operations, members’ equity and cash flows for the year ended December 31, 2009 and the period from March 4, 2008 (inception) to December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Compass Horizon Funding Company LLC and Subsidiary as of December 31, 2009 and 2008, and the results of their operations and their cash flows for the year ended December 31, 2009 and the period from March 4, 2008 (inception) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey & Pullen, LLP

New Haven, Connecticut
March 19, 2010

Compass Horizon Funding Company LLC

Consolidated Balance Sheets

	December 31,	December 31,
	2009	2008

ASSETS
Cash and cash equivalents	$9,892,048	$20,024,408
Loans receivable (Note 3)
Venture loans (net of unearned income of:
2009 $1,134,146 and 2008 $773,125)	107,755,693	77,724,006
Revolving loans (net of unearned income of:
2009 $17,323 and 2008 $120,541)	3,664,546	15,405,685
Allowance for loan losses	(1,924,034)	(1,649,653)

Loans receivable, net	109,496,205	91,480,038
Warrants (Note 7)	2,457,680	693,644
Accrued interest receivable	1,451,963	502,915
Debt issuance costs (net of accumulated amortization of:
2009 $2,129,889 and 2008 $953,331)	1,355,386	2,478,667
Other assets	214,731	35,216

TOTAL ASSETS	$124,868,013	$115,214,888

LIABILITIES AND MEMBERS’ CAPITAL
Borrowings (Note 4)	$64,166,412	$63,673,016
Interest rate swap liability (Note 8)	767,877	1,162,563
Accrued management fees	181,561	159,594
Other accrued expenses	259,494	434,907

TOTAL LIABILITIES	65,375,344	65,430,080

Commitments and Contingencies (Notes 5 and 6)
MEMBERS’ CAPITAL
Members’ capital (Note 9)	60,260,546	50,947,371
Accumulated other comprehensive loss — Unrealized loss on interest rate swaps	(767,877)	(1,162,563)

TOTAL MEMBERS’ CAPITAL	59,492,669	49,784,808

TOTAL LIABILITIES AND MEMBERS’ CAPITAL	$124,868,013	$115,214,888

See Notes to Consolidated Financial Statements

Compass Horizon Funding Company LLC

Consolidated Statements of Operations

		March 4, 2008
	Year Ended	(Inception) through
	December 31,	December 31,
	2009	2008

INCOME
Interest income on loans	$14,987,322	$6,530,464
Other interest income	67,282	358,820
Net realized gains on warrants (Note 7)	137,696	21,571
Net unrealized gain (loss) on warrants (Note 7)	892,130	(72,641)
Other income	271,704	131,768

Total income	16,356,134	6,969,982

Provision for loan losses (Note 3)	(274,381)	(1,649,653)

Income after provision for loan losses	16,081,753	5,320,329

EXPENSES
Management fee expense	2,202,268	1,073,083
Interest expense	4,244,804	2,747,540
Professional fees	131,234	61,008
General and administrative	190,272	150,184

Total expenses	6,768,578	4,031,815

NET INCOME	$9,313,175	$1,288,514

See Notes to Consolidated Financial Statements

Compass Horizon Funding Company LLC

Consolidated Statements of Members’ Capital

		Accumulated
		Other
	Members’	Comprehensive
	Capital	Loss	Total

Balance at March 4, 2008	$—	$—	$—
Comprehensive income
Net income	1,288,514		1,288,514
Unrealized loss on interest rate swaps (Note 8)		(1,162,563)	(1,162,563)

Total comprehensive income			125,951

Capital contribution (net of direct costs of $341,143)	49,658,857	—	49,658,857

Balance at December 31, 2008	$50,947,371	$(1,162,563)	$49,784,808

Comprehensive income
Net income	9,313,175		9,313,175
Unrealized gain on interest rate swaps (Note 8)		394,686	394,686

Total comprehensive income			9,707,861

Balance at December 31, 2009	$60,260,546	$(767,877)	$59,492,669

See Notes to Consolidated Financial Statements

Compass Horizon Funding Company LLC

Consolidated Statements of Cash Flows

		March 4, 2008
		(Inception)
	Year Ended	through
	December 31,	December 31,
	2009	2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$9,313,175	$1,288,514
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for loan losses	274,381	1,649,653
Amortization of debt issuance costs	1,123,281	953,331
Net realized gain on settlement of warrants during the period	(137,696)	(21,571)
Net unrealized (appreciation) depreciation of warrants during the period	(892,130)	72,641
Changes in assets and liabilities:
Increase in accrued interest receivable	(949,048)	(502,915)
(Decrease) increase in unearned loan income	(617,893)	117,455
Decrease (increase) in other assets	18,754	(35,216)
(Decrease) increase in other accrued expenses	(175,413)	434,907
Increase in accrued management fees	21,967	159,594

Net cash provided by operating activities	7,979,378	4,116,393

CASH FLOWS FROM INVESTING ACTIVITIES:
Loans funded	(49,936,243)	(112,177,596)
Principal repayments on loans	31,189,623	18,154,236
Proceeds from settlement of warrants	141,486	31,500

Net cash used in investing activities	(18,605,134)	(93,991,860)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contributions, net	—	49,658,857
Net increase in revolving borrowings	493,396	63,673,016
Debt issuance costs	—	(3,431,998)

Net cash provided by financing activities	493,396	109,899,875

Net (decrease) increase in cash and cash equivalents	(10,132,360)	20,024,408
CASH AND CASH EQUIVALENTS:
Beginning of period	20,024,408	—

End of period	$9,892,048	$20,024,408

Cash paid for interest	$4,244,804	$2,747,540

Supplemental non-cash investing and financing activities:
Warrants received & recorded as unearned loan income	$875,696	$776,215

Stock received in settlement of loan	$198,269	—

(Decrease) increase in interest rate swap liability	$(394,686)	$1,162,563

See Notes to Consolidated Financial Statements

Compass Horizon Funding Company LLC

Notes to Consolidated Financial Statements

Note 1.	Organization

Compass Horizon Funding Company LLC (“CHF”) was formed as a Delaware limited liability company on January 23, 2008 by and between Compass Horizon Partners, LP, an exempted limited partnership registered in Bermuda (“Compass”) and HTF-CHF Holdings LLC, a Delaware limited liability company (“Horizon”). Compass is the only Class A Member, Horizon is the only Class B Member and there are no other members of any type. CHF was formed to acquire and manage loans to, and warrants from, venture capital backed technology companies in the life sciences and information technology industries. The Company makes loans to companies in these industries which are at a range of life cycle stages including early stage, expansion stage and later stage.

Horizon Credit I LLC (“Credit I”) was formed as a Delaware limited liability company on January 23, 2008, with CHF as the sole equity member. Credit I is a special purpose bankruptcy remote entity and is reported herein as a wholly owned subsidiary of CHF.

CHF and Credit I are collectively referred to herein as the “Company” which commenced operations on March 4, 2008. CHF sells certain portfolio transactions to Credit I (“Purchased Assets”). Credit I is a separate legal entity from CHF and the Purchased Assets have been conveyed to Credit I and are not available for creditors of CHF or any other entity other than its lenders.

Note 2.	Summary of Significant Accounting Policies

Basis of Financial Statement Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. In preparing the consolidated financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the balance sheet and income and expenses for the period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, and the valuation of warrants and interest rate swaps.

On July 1, 2009, the Accounting Standards Codification (“ASC”) became the Financial Accounting Standards Board’s (“FASB”) single source of authoritative U.S. accounting and reporting standards applicable to all public and non-public non-governmental entities, superseding existing authoritative principles and related literature. The adoption of the ASC changed the applicable citations and naming conventions used when referencing generally accepted accounting principles in the Company’s financial statements.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of CHF and Credit I. All inter-company accounts and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

Cash and cash equivalents as presented in the consolidated balance sheets and the consolidated statements of cash flows includes bank checking accounts and money market funds with an original maturity of less than 90 days.

Loans

Loans receivable are stated at current unpaid principal balances adjusted for the allowance for loan losses, unearned income and any unamortized deferred fees or costs. The Company has the ability and intent to hold its loans for the foreseeable future or until maturity or payoff.

Compass Horizon Funding Company LLC

Notes to Consolidated Financial Statements — (Continued)

Interest on loans is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income on loans is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if the Company otherwise does not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid. No loans were on non-accrual status as of December 31, 2009 and 2008.

The Company receives a variety of fees from borrowers in the ordinary course of conducting its business, including advisory fees, commitment fees, amendment fees, non-utilization fees and prepayment fees (collectively, the “Fees”). In a limited number of cases, the Company may also receive a non-refundable deposit earned upon the termination of a transaction. Loan origination fees, net of certain direct origination costs, are deferred, and along with unearned income, are amortized as a level yield adjustment over the respective term of the loan. Fees for counterparty loan commitments with multiple loans are allocated to each loan based upon each loan’s relative fair value. When a loan is placed on non-accrual, the amortization of the related Fee and unearned income is discontinued until the loan is returned to accrual status.

Certain loan agreements also require the borrower to make an end-of-term payment that is accrued into income over the life of the loan to the extent such amounts are expected to be collected. The Company will generally cease accruing the income if there is insufficient value to support the accrual or the Company does not expect the borrower to be able to pay all principal and interest due.

Allowance for Loan Losses

The allowance for loan losses represents management’s estimate of probable loan losses inherent in the loan portfolio as of the balance sheet date. The estimation of the allowance is based on a variety of factors, including past loan loss experience, the current credit profile of the Company’s borrowers, adverse situations that have occurred that may affect individual borrowers’ ability to repay, the estimated value of underlying collateral and general economic conditions. The loan portfolio is comprised of large balance loans that are evaluated individually for impairment and are risk-rated based upon a borrower’s individual situation, current economic conditions, collateral and industry-specific information that management believes is relevant in determining the potential occurrence of a loss event and in measuring impairment. The allowance for loan losses is sensitive to the risk rating assigned to each of the loans and to corresponding qualitative loss factors that the Company uses to estimate the allowance. These factors are applied to the outstanding loan balances in estimating the allowance for loan losses. If necessary, based on performance factors related to specific loans, a specific allowance for loan losses is established for individual impaired loans. Increases or decreases to the allowance for loan losses are charged or credited to current period earnings through the provision (credit) for loan losses. Amounts determined to be uncollectible are charged against the allowance for loan losses, while amounts recovered on previously charged-off loans increase the allowance for loan losses.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price, or the fair value of the collateral, if the loan is collateral dependent.

Compass Horizon Funding Company LLC

Notes to Consolidated Financial Statements — (Continued)

Impaired loans also include loans modified in troubled debt restructurings where concessions have been granted to borrowers experiencing financial difficulties. These concessions could include a reduction in the interest rate on the loan, payment extensions, forgiveness of principal, forbearance or other actions intended to maximize collection. There have been no troubled debt restructurings during 2009 and 2008.

Warrants

In connection with substantially all lending arrangements, the Company receives warrants to purchase shares of stock from the borrower. Because the warrant agreements contain net exercise or “cashless” exercise provisions, the warrants qualify as derivative instruments. The warrants are recorded as assets at estimated fair value on the grant date using the Black-Scholes valuation model. The warrants are considered loan fees and are also recorded as unearned loan income on the grant date. The unearned income is recognized as interest income over the contractual life of the related loan in accordance with the Company’s income recognition policy. As all the warrants held are deemed to be derivatives, they are periodically measured at fair value using the Black-Scholes valuation model. Any adjustment to fair value is recorded through earnings as net unrealized gain or loss on warrants. Gains from the disposition of the warrants or stock acquired from the exercise of warrants, are recognized as realized gains on warrants.

The Company values the warrant assets incorporating the following material assumptions:

•	Underlying asset value of the issuer is estimated based on information available, including any information regarding the most recent rounds of borrower funding.

•	Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on guideline publicly traded companies within indices similar in nature to the underlying company issuing the warrant. A total of seven such indices were used. The weighted average volatility assumptions used for the warrant valuation at December 31, 2009 and 2008 were 29% and 25%, respectively.

•	The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant.

•	Other adjustments, including a marketability discount, are estimated based on management’s judgment about the general industry environment.

Debt Issuance Costs

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing from its lender and are recognized as assets and are amortized as interest expense over the term of the related Credit Facility. The Company paid total debt issuance costs of $3,431,998 during the period ended December 31, 2008. The unamortized balance of debt issuance costs as of December 31, 2009 and 2008 was $1,355,386 and $2,478,667, respectively, and the amortization expense relating to debt issuance costs during the year ended December 31, 2009 and period ended December 31, 2008 was $1,123,281 and $953,331, respectively.

Income Taxes

The Company is a limited liability company treated as a partnership for U.S. federal income tax purposes and, as a result, all items of income and expense are passed through to, and are generally reportable on, the tax returns of the respective members of each limited liability company. Therefore, no federal or state income tax provision has been recorded.

The FASB issued new guidance on accounting for uncertainty in income taxes. The Company adopted this new guidance for the year ended December 31, 2009. Management evaluated the Company’s tax positions and

Compass Horizon Funding Company LLC

Notes to Consolidated Financial Statements — (Continued)

concluded that the Company had taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance.

Interest Rate Swaps and Hedging Activities

The Company recognizes its interest rate swap derivatives on the balance sheet as either an asset or liability measured at fair value. Changes in the derivatives’ fair value are recognized currently in income unless specific hedge accounting criteria are met. Special accounting for qualifying hedges allows a derivative’s gains and losses to offset related results on the hedged item in the statement of operations and requires the Company to formally document, designate and assess effectiveness of transactions that receive hedge accounting. Derivatives that are not hedges are adjusted to fair value through earnings. If the derivative qualifies as a hedge, depending on the nature of the hedge, changes in the fair value of derivatives are either offset against the change in fair value of hedged assets, liabilities, or firm commitments through earnings, or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative’s change in fair value, if any, is immediately recognized as interest expense.

In March 2008, the FASB issued guidance related to disclosures about derivative instruments and hedging activities. This guidance requires enhanced disclosures of an entity’s derivative instruments and hedging activities and their effects on the entity’s financial position, financial performance and cash flows. The Company adopted this guidance in 2009. See Note 8 for the enhanced disclosures required by this statement.

Comprehensive Income

Accounting principles generally require that recognized income, expenses, gains and losses be included in net income. Certain changes in assets and liabilities, such as unrealized appreciation or depreciation on interest rate swaps, are reported as a separate component of members’ capital in the consolidated balance sheet, and such items, along with net income, are components of comprehensive income.

Fair Value

The Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is best determined based upon quoted market prices. However, in certain instances, there are no quoted market prices for certain assets or liabilities. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the asset or liability.

Fair value measurements focus on exit prices in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate. In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment.

The Company’s fair value measurements are classified into a fair value hierarchy based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value. The three categories within the hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets and liabilities.

Compass Horizon Funding Company LLC

Notes to Consolidated Financial Statements — (Continued)

Level 2	Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active, and model-based valuation techniques for which all significant inputs are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Prior to 2009, the fair value guidance only pertained to financial assets and liabilities. On January 1, 2009, the provisions of the fair value accounting guidance became effective for non-financial assets and liabilities. The Company adopted these provisions in 2009, and there was no impact on the financial statements as there were no non-financial assets or liabilities measured at fair value.

In April 2009, the FASB issued guidance which addressed concerns that fair value measurements emphasized the use of an observable market transaction even when that transaction may not have been orderly or the market for that transaction may not have been active. This guidance relates to the following: (a) determining when the volume and level of activity for the asset or liability has significantly decreased; (b) identifying circumstances in which a transaction is not orderly; and (c) understanding the fair value measurement implications of both (a) and (b). The Company adopted this new guidance in 2009, and the adoption had no impact on the Company’s financial statements.

In February 2010, the FASB issued guidance which amends the existing guidance related to fair value measurements and disclosures. The amendments will require the following new fair value disclosures:

•	Separate disclosure of the significant transfers in and out of Level 1 and Level 2 fair value measurements, and a description of the reasons for the transfers.

•	In the roll forward of activity for Level 3 fair value measurements (significant unobservable inputs), purchases, sales, issuances, and settlements should be presented separately (on a gross basis rather than as one net number).

In addition, the amendments clarify existing disclosure requirements, as follows:

•	Fair value measurements and disclosures should be presented for each class of assets and liabilities within a line item in the balance sheet.

•	Reporting entities should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3.

The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures included in the roll forward of activity for Level 3 fair value measurements, for which the effective date is for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.

See Note 10 for additional information regarding fair value.

Transfers of Financial Assets

Transfers of financial assets are accounted for as sales, when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company — put presumptively beyond the reach of the transferor and its creditors, even in bankruptcy or other receivership, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that

Compass Horizon Funding Company LLC

Notes to Consolidated Financial Statements — (Continued)

right) to pledge or exchange the transferred assets, and (3) the transferor does not maintain effective control over the transferred assets through either (a) an agreement that both entitles and obligates the transferor to repurchase or redeem the assets before maturity or (b) the ability to unilaterally cause the holder to return specific assets, other than through a cleanup call.

In June 2009, the FASB issued guidance which modifies certain guidance relating to transfers and servicing of financial assets. This guidance eliminates the concept of qualifying special purpose entities, provides guidance as to when a portion of a transferred financial asset can be evaluated for sale accounting, provides additional guidance with regard to accounting for transfers of financial assets and requires additional disclosures. This guidance is effective for the Company as of January 1, 2010, with adoption applied prospectively for transfers that occur on and after the effective date. The adoption of this guidance is not expected to have a material impact on the Company’s financial statements.

Subsequent Events

In May 2009, the FASB issued guidance relating to accounting for, and disclosure of, events that occur after the balance sheet date but before financial statements are issued or available to be issued. This guidance defines (i) the period after the balance sheet date during which a reporting entity’s management should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, (ii) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and (iii) the disclosures an entity should make about events or transactions that occurred after the balance sheet date. The guidance became effective for the Company during the year ended December 31, 2009.

The Company has evaluated the subsequent events through March 19, 2010, the date on which the financial statements were issued.

Note 3.	Loans Receivable

Loans receivable consist of term loans and revolving loans. The loans are payable in installments with final maturities ranging from 24 to 48 months and are generally collateralized by all assets of the borrower. As of December 31, 2009 and 2008, 96.7% and 83.4%, respectively, of the Company’s loans are at fixed rates for their term. The weighted average interest rate of the loan portfolio was 12.64% and 12.04% as of December 31, 2009 and 2008, respectively. All loans were made to companies based in the United States of America.

The following is a summary of the changes in the allowance for loan losses:

		March 4, 2008
		(inception)
	Year Ended	through
	December 31,	December 31,
	2009	2008

Balance at beginning of period	$1,649,653	$—
Provision for loan losses	274,381	1,649,653
Charge offs, net of recoveries	—	—

Balance at end of period	$1,924,034	$1,649,653

Note 4.	Borrowings

Credit I entered into a $150,000,000 Revolving Credit Facility (the “Credit Facility”) with WestLB AG (“WestLB”) effective March 4, 2008. The Credit Facility has a three year initial revolving term and is renewable on March 3, 2011, subject to agreement between the Company and WestLB. If the revolving term is not renewed, the

Compass Horizon Funding Company LLC

Notes to Consolidated Financial Statements — (Continued)

balance will be allowed to amortize over an additional four year term. The interest rate is based upon the one-month LIBOR (0.23% and 0.44% as of December 31, 2009 and 2008, respectively) plus a spread of 2.50%.

The Credit Facility is collateralized by loans held by Credit I and permits an advance rate of up to 75% of eligible loans held by Credit I. The Credit Facility contains covenants that, among other things, require the Company to maintain a minimum net worth and to restrict the loans securing the Credit Facility to certain criteria for qualified loans and includes portfolio company concentration limits as defined in the related loan agreement. At December 31, 2009 and 2008, based on assets of Credit I, the Company had borrowing capacity of approximately $72,160,000 and $65,800,000, respectively, and had actual borrowings outstanding of $64,166,412 and $63,673,016, respectively, on the Credit Facility.

Note 5.	Financial Instruments with Off-Balance-Sheet Risk

In the normal course of business, the Company is party to financial instruments with off-balance-sheet risk to meet the financing needs of its borrowers. These financial instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the consolidated balance sheet. The Company attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

The balance of unfunded commitments to extend credit was $5,400,000 and $18,200,000 at December 31, 2009 and 2008, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate CHF to extend credit, such as revolving credit arrangements or similar transactions. Commitments may also include a financial or nonfinancial milestone that has to be achieved before the commitment can be drawn. Commitments generally have fixed expiration dates or other termination clauses. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

Note 6.	Concentrations of Credit Risk

The Company’s loan portfolio consists primarily of loans to development-stage companies at various stages of development in the information technology and life science industries. Many of these companies may have relatively limited operating histories and also may experience variation in operating results. Many of these companies do business in regulated industries and could be affected by changes in government regulations. Most of the Company’s borrowers will need additional capital to satisfy their continuing working capital needs and other requirements, and in many instances to service the interest and principal payments on the loans.

The largest loans may vary from year to year as new loans are recorded and repaid. The Company’s five largest loans represented approximately 28% and 29% of total loans outstanding as of December 31, 2009 and 2008, respectively. No single loan represents more than 10% of the total loans as of December 31, 2009 and 2008. Loan income, consisting of interest and fees, can fluctuate significantly upon repayment of large loans. Interest income from the five largest loans accounted for approximately 23% and 21% of total loan interest and fee income for the year ended December 31, 2009 and the period from March 4, 2008 (inception) to December 31, 2008, respectively.

Note 7:	Warrants

The Company receives warrants from borrowers in connection with the loans receivable. These warrants generally do not produce a current cash return, but are held for potential investment appreciation and capital gains. For the year ended December 31, 2009 and the period ended December 31, 2008, the Company reported realized gains of $137,696 and $21,571, respectively, and net unrealized appreciation and depreciation of $892,130 and $72,641, respectively, on the warrants.

Compass Horizon Funding Company LLC

Notes to Consolidated Financial Statements — (Continued)

Note 8:	Interest Rate Swaps and Hedging Activities

On October 14, 2008, the Company entered into two interest rate swap agreements (collectively, the “Swap”) with WestLB, fixing the rate of $10 million at 3.58% and $15 million at 3.2% on the first advances of a like amount of variable rate Credit Facility borrowings. The interest rate swaps expire in October 2011 and October 2010, respectively. The Swap is designated as a cash flow hedge and is anticipated to be highly effective.

The Company utilizes the Swap to manage risks related to interest rates on the first $25 million of borrowings on the Company’s Credit Facility. Accounting for derivatives as hedges requires that, at inception and over the term of the arrangement, the hedged item and related derivative meet the requirements for hedge accounting.

The objective of the Swap is to hedge the risk of changes in cash flows associated with the future interest payments on the first $25 million of the variable rate Credit Facility debt with a combined notional amount of $25 million. This is a hedge of future specified cash flows. As a result, these interest rate swaps are derivatives and were designated as hedging instruments at the inception of the Swap, and the Company has applied cash flow hedge accounting. The Swap is recorded in the consolidated balance sheet at fair value, and any related increases or decreases in the fair value are recognized on the Company’s consolidated balance sheet within accumulated other comprehensive income.

At December 31, 2009 and 2008, the Swap has been recorded as a liability on the consolidated balance sheet and the corresponding unrealized loss on the Swap is recorded in accumulated other comprehensive loss, totaling $767,877 and $1,162,563, respectively. The Swap does not contain any credit risk related contingent features.

The Company assesses the effectiveness of its Swap on a quarterly basis. The Company has considered the impact of the current credit crisis in the United States in assessing the risk of counterparty default. The Company believes that it is still likely that the counterparty for the Swap will continue to perform throughout the contract period, and as a result continues to deem the Swap an effective hedging instrument. As most of the critical terms of the hedging instruments and hedged items match, the hedging relationship is considered to be highly effective. Prospective and retrospective assessments of the ineffectiveness of the hedge have been and will be made at the end of each fiscal quarter.

No ineffectiveness on the Swap was recognized during the year ended December 31, 2009 and period ended December 31, 2008. During the year ended December 31, 2009, $756,038 was reclassified from accumulated other comprehensive loss into interest expense, and $571,293 is expected to be reclassified in the next twelve months.

Note 9.	Members’ Capital

On March 4, 2008, $50,000,000 of capital was contributed to CHF. Since inception, there have been no distributions to members.

Note 10.	Fair Value

As described in Note 1, the Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. A description of the valuation methodologies used for assets and liabilities recorded at fair value, and for estimating fair value for financial and non-financial instruments not recorded at fair value, is set forth below.

Cash and cash equivalents and accrued interest receivable:  The carrying amount is a reasonable estimate of fair value. These financial instruments are not recorded at fair value on a recurring basis.

Loans:  For variable rate loans which re-price frequently and have no significant change in credit risk, carrying values are a reasonable estimate of fair values, adjusted for credit losses inherent in the portfolio. The fair value of fixed rate loans is estimated by discounting the future cash flows using the year end rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities,

Compass Horizon Funding Company LLC

Notes to Consolidated Financial Statements — (Continued)

adjusted for credit losses inherent in the portfolio. The Company does not record loans at fair value on a recurring basis. However, from time to time, nonrecurring fair value adjustments to collateral-dependent impaired loans may be recorded to reflect partial write-downs based on the observable market price or current appraised value of collateral.

Warrants:  The Company values its warrants using the Black-Scholes valuation model. The fair value of the Company’s warrants held in publicly traded companies are determined based on inputs that are readily available in public markets or can be derived from information available in public markets. Therefore, the Company has categorized these warrants as Level 2 within the fair value hierarchy described in Note 2. The fair value of the Company’s warrants held in private companies are determined using both observable and unobservable inputs and represents management’s best estimate of what market participants would use in pricing the warrants at the measurement date. Therefore, the Company has categorized these warrants as Level 3 within the fair value hierarchy described in Note 2. These financial instruments are recorded at fair value on a recurring basis.

Borrowings:  The carrying amount of borrowings under the revolving credit facility approximates its fair value due to the short duration and variable interest rate of this debt. These financial instruments are not recorded at fair value on a recurring basis. Additionally, the Company considers its creditworthiness in determining the fair value of such borrowings.

Interest rate swap derivatives:  The fair value of the Company’s interest rate swap derivative instruments is the estimated as the amount the Company would pay to terminate its swaps at the balance sheet date, taking into account current interest rates and the creditworthiness of the counterparty for assets and the credit worthiness of the Company for liabilities. The Company has categorized these derivative instruments as Level 2 within the fair value hierarchy described in Note 2. These financial instruments are recorded at fair value on a recurring basis.

Off-balance-sheet instruments:  Fair values for off-balance-sheet lending commitments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standings. Off-balance-sheet instruments are not recorded at fair value on a recurring basis.

The following table details the financial instruments that are carried at fair value and measured at fair value on a recurring basis as of December 31, 2009 and 2008, respectively, and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine the fair value:

	December 31, 2009
		Quoted Prices in	Significant	Significant
	Balance as of	Active Markets for	Observable	Unobservable
	December 31,	Identical Assets	Inputs	Inputs
	2009	(Level 1)	(Level 2)	(Level 3)

Warrant Assets	$2,457,680	$—	$447,417	$2,010,263

Interest Rate Swap Liability	$767,877	$—	$767,877	$—

Compass Horizon Funding Company LLC

Notes to Consolidated Financial Statements — (Continued)

	December 31, 2008
		Quoted Prices in	Significant	Significant
	Balance as of	Active Markets for	Observable	Unobservable
	December 31,	Identical Assets	Inputs	Inputs
	2008	(Level 1)	(Level 2)	(Level 3)

Warrant Assets	$693,644	$—	$136,891	$556,753

Interest Rate Swap Liability	$1,162,563	$—	$1,162,563	$—

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets:

		March 4, 2008
	Year Ended	through
	December 31,	December 31,
	2009	2008

Level 3 assets, beginning of period	$556,753	$—
Warrants received and classified as Level 3	535,034	515,037
Unrealized gains included in earnings	918,476	41,716

Level 3 assets, end of period	$2,010,263	$556,753

The Company discloses fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. Certain financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The estimated fair value amounts for 2009 and 2008 have been measured as of the year-end date, and have not been reevaluated or updated for purposes of these financial statements subsequent to that date. As such, the estimated fair values of these financial instruments subsequent to the reporting date may be different than amounts reported at year-end.

The information presented should not be interpreted as an estimate of the fair value of the entire Company since a fair value calculation is only required for a limited portion of the Company’s assets and liabilities. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

Compass Horizon Funding Company LLC

Notes to Consolidated Financial Statements — (Continued)

As of December 31, 2009 and 2008, the recorded book balances and estimated fair values of the Company’s financial instruments were as follows:

	December 31, 2009		December 31, 2008
	Recorded		Recorded
	Book	Estimated	Book	Estimated
	Balance	Fair Value	Balance	Fair Value

Financial Assets:
Cash & cash equivalents	$9,892,048	$9,892,048	$20,024,408	$20,024,408
Loans receivable, net	$109,496,205	$110,654,287	$91,480,038	$92,100,589
Warrants	$2,457,680	$2,457,680	$693,644	$693,644
Accrued interest receivable	$1,451,963	$1,451,963	$502,915	$502,915
Financial Liabilities:
Borrowings	$64,166,412	$64,166,412	$63,673,016	$63,673,016
Interest rate swap liability	$767,877	$767,877	$1,162,563	$1,162,563

Off-balance-sheet instruments

The Company assumes interest rate risk (the risk that general interest rate levels will change) as a result of its normal operations. As a result, the fair values of the Company’s financial instruments will change when interest rate levels change and that change may be either favorable or unfavorable to the Company. Management attempts to match maturities of assets and liabilities to the extent believed necessary to minimize interest rate risk. Management monitors rates and maturities of assets and liabilities and attempts to minimize interest rate risk by adjusting terms of new loans and by investing in securities with terms that mitigate the Company’s overall interest rate risk.

Note 11:	Related Party Transactions

Horizon Technology Finance Management LLC serves as Advisor for the Company under a Management and Services Agreement which provides for management fees payable monthly to the Advisor at a rate of 2.0% per annum of the gross assets of the Company. The Advisor also generates substantially all investment opportunities for the Company. Total management fee expense was $2,202,268 and $1,073,083 for the year ended December 31, 2009 and the period from March 4, 2008 to December 31, 2008, respectively. Accrued management fees were $181,561 and $159,594 as of December 31, 2009 and 2008, respectively.

Note 12:	Subsequent Events

In 2010, the members of the Company intend to exchange their membership interests in the Company for shares of common stock of an entity formed by the Company and expected to be named Horizon Technology Finance Corporation (the “Share Exchange”). In conjunction with the Share Exchange, Horizon Technology Finance Corporation plans on completing an initial public offering (“IPO”). Immediately prior to the completion of an IPO, the Company, to the extent there is available cash on hand at the Company, expects to make a cash distribution (“Pre-IPO Distribution”) to its Class A Member from net income and as a return of capital. After the Pre-IPO Distribution and immediately prior to the completion of the IPO, all owners of the Company would exchange their membership interests in the Company for shares of common stock of Horizon Technology Finance Corporation. Horizon Technology Finance Corporation is expected to become the public corporation upon the completion of the IPO. Upon the completion of the Share Exchange and the IPO, the Company would become a wholly owned subsidiary of Horizon Technology Finance Corporation.

Through and including          , 2010 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscription.

Part C

OTHER INFORMATION

Item 25.	Financial statements and exhibits

1. Financial Statements

The following financial statements of Horizon Technology Finance Corporation (the “Registrant” or the “Company”) are included in Part A of this Registration Statement.

2. Exhibits

Exhibit
No.	Description

(a)	Amended and Restated Certificate of Incorporation(1)
(b)	Amended and Restated Bylaws(1)
(d)	Form of Specimen Certificate(1)
(e)	Dividend Reinvestment Plan(1)
(f)(1)	Credit and Security Agreement by and among Horizon Credit I LLC, WestLB AG, New York Branch, U.S. Bank National Association, as custodian and paying agent, and WestLB AG, New York Branch, as agent, dated as of March 4, 2008(2)
(f)(2)	First Amendment of Transaction Documents by and among Horizon Credit I LLC, West LB AG, New York Branch, U.S. Bank National Association, as custodian and paying agent, West LB AG, New York Branch, as agent, Horizon Technology Finance Management LLC, and Lyon Financial Services, Inc., dated as of September 30, 2008.(2)

Exhibit
No.	Description

(f)(3)	Second Amendment of Transaction Documents by and among Horizon Credit I LLC, West LB AG, New York Branch, as the lender and agent, and U.S. Bank National Association, as custodian, dated as of October 7, 2008.(2)
(f)(4)	Sale and Contribution Agreement by and between Compass Horizon Funding Company LLC and Horizon Credit I LLC, dated as of March 4, 2008(1)
(g)	Investment Management Agreement(1)
(h)	Form of Underwriting Agreement(1)
(j)(1)	Custody Agreement(1)
(j)(2)	Form of Foreign Custody Manager Agreement(1)
(k)(1)	Form of Stock Transfer Agency Agreement(1)
(k)(2)	Form of Administration Agreement(1)
(k)(3)	Form of Sub-Administration and Accounting Services Agreement(1)
(k)(4)	Trademark License Agreement by and between the Registrant and Horizon Technology Finance Management LLC(1)
(k)(5)	Form of Registration Rights Agreement among Compass Horizon Partners, LP, HTF-CHF Holdings LLC and the Company(1)
(l)	Opinion and Consent of Counsel to the Company(1)
(n)	Consent of Independent Registered Public Accounting Firm(2)
(r)(1)	Code of Ethics of the Company(1)
(r)(2)	Code of Ethics of our Advisor(1)

(1)	To be filed by amendment.

(2)	Filed herewith.

Item 26.	Marketing arrangements

The information contained under the heading “Underwriters” in this Registration Statement is incorporated herein by reference.

Item 27.	Other expenses of issuance and distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

SEC registration fee		$8,912.50
FINRA filing fee		13,000
NASDAQ Global Market listing fee		125,000
Printing (other than certificates)		*
Engraving and printing certificates		*
Accounting fees and expenses		*
Legal fees and expenses		*
Transfer agent fees		*
Miscellaneous fees and expenses		*

Total	$	*

*	To be furnished by amendment.

All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons controlled by or under common control with the registrant

Immediately following the completion of the Share Exchange, we will own 100% of the outstanding equity interests of Compass Horizon Funding Company LLC, a Delaware limited liability company.

Item 29.	Number of holders of shares

The following table sets forth the approximate number of record holders of the Company’s common stock as of          , 2010:

Title of Class	Number of Record Holders

Common Stock, $0.001 par value

Item 30.	Indemnification

The information contained under the heading “Description of Capital Stock” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, which we refer to as the “Securities Act,” may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31.	Business and Other Connections of Investment Advisor

A description of any other business, profession, vocation or employment of a substantial nature in which Horizon Technology Finance Management LLC, which we refer to as our “Advisor,” and each managing director, director or executive officer of our Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Our Advisor.” Additional information regarding our Advisor and its executive officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-71141), and is incorporated herein by reference. See “Management.”

Item 32.	Location of accounts and records

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, c/o Advisor, 76 Batterson Park Road, Farmington, Connecticut 06032, and at the offices of the Registrant’s Custodian and Transfer Agent, .

Item 33.	Management services

Not Applicable.

Item 34.	Undertakings

(1)	The Registrant hereby undertakes to suspend the offering of its common stock until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10% from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Not applicable.

(4)	Not applicable.

(5) (a)	For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Farmington, and State of Connecticut, on the 4th day of June, 2010.

Horizon Technology Finance Corporation

By:	/s/ Robert D. Pomeroy, Jr.
Name:     Robert D. Pomeroy, Jr.

Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on June 4, 2010. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Name		Title

/s/ Robert D. Pomeroy, Jr. Robert D. Pomeroy, Jr.		Chief Executive Officer and Chairman of the Board of Directors

* Gerald A. Michaud		President and Director

* David P. Swanson		Director

/s/ Christopher M. Mathieu Christopher M. Mathieu		Senior Vice President and Chief Financial Officer

*By:	/s/ Robert D. Pomeroy, Jr. Attorney-in-fact